THE EQUITABLE LIFE ASSURANCE SOCIETY
                              OF THE UNITED STATES

                        VARIABLE LIFE INSURANCE POLICIES
                       FUNDED THROUGH SEPARATE ACCOUNT FP


                                     SP-FLEX

                     PROSPECTUS SUPPLEMENT DATED MAY 1, 1997

This supplement updates certain information in the prospectus you received for your Equitable variable life insurance policy.* We also mailed to you other prospectus supplements dated May 1, 1996 and January 1, 1997. Capitalized terms used in this supplement have the same meanings as in the prospectus. You should keep this supplement with your prospectus and your May 1, 1996 and January 1, 1997 supplements. We will send you another copy of any prospectus or supplement, without charge, on written request.

EQUITABLE. The information under the heading "EQUITABLE" in your prospectus is updated as follows:

EQUITABLE. Equitable, a New York stock life insurance company, has been in business since 1859. We are a wholly owned subsidiary of The Equitable Companies Incorporated (the Holding Company). The largest shareholder of the Holding Company is AXA-UAP (AXA), a French insurance holding company. As of December 31, 1996, AXA beneficially owned 63.8% of the outstanding shares of common stock of the Holding Company (assuming conversion of the convertible preferred stock held by AXA). Under its investment arrangements with Equitable and the Holding Company, AXA is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including Equitable. AXA is the holding company for an international group of insurance and related financial services companies. Equitable, the Holding Company and their subsidiaries managed approximately $239.8 billion of assets as of December 31, 1996, including third party assets of approximately $184.8 billion. Equitable's home office is 1290 Avenue of the Americas, New York, New York 10104. We are licensed to do business in all 50 states, Puerto Rico, the Virgin Islands and the District of Columbia. We maintain local offices throughout the United States. At December 31, 1996, we had approximately $114.6 billion face amount of variable life insurance in force, as compared to $103.9 billion at December 31, 1995. Prior to January 1, 1997, SP-FLEX policies were issued by Equitable's wholly owned subsidiary, Equitable Variable Life Insurance Company (Equitable Variable). Equitable Variable was merged into Equitable as of January 1, 1997.

INVESTMENT PORTFOLIOS. The names of The Hudson River Trust ("HRT") investment portfolios have been modified as follows, to include "Alliance" in their names:

FIXED INCOME SERIES:           EQUITY  SERIES:                 ASSET  ALLOCATION  SERIES:
--------------------           ---------------                 --------------------------
o  Alliance  Money Market      o  Alliance Growth & Income     o  Alliance  Conservative
o  Alliance  Intermediate      o  Alliance Equity Index           Investors
   Government Securities       o  Alliance Common Stock        o  Alliance Balanced
o  Alliance Quality Bond       o  Alliance Global              o  Alliance Growth Investors
o  Alliance High Yield         o  Alliance International
                               o  Alliance Aggressive Stock

PERFORMANCE INFORMATION. The performance information under the heading "HUDSON RIVER TRUST RATES OF RETURN" in the prospectus and any illustrations of policy values based on such information are deleted.






--------
*This  supplement   updates  certain   information   contained  in  the  SP-Flex
Prospectuses dated September 30 and August 24, 1987.

EVM-118                            Copyright 1997  The Equitable Life Assurance
                                                   Society of the United States.

DEDUCTIONS AND CHARGES

FROM THE TRUST. The information under the section "FROM THE TRUST" in your prospectus is revised as follows:

o The Separate Account Funds purchase Class IA shares of corresponding portfolios of the HRT at net asset value. That price reflects investment management fees, indirect expenses, such as brokerage commissions, and certain other operating expenses.

    The Hudson River Trust. Effective May 1, 1997, a new investment advisory agreement relating to each of the HRT portfolios was entered into between HRT and Alliance, HRT's Investment Adviser. The table below shows (i) the investment management fees paid by the HRT in 1996 and (ii) other expenses deducted from HRT assets in 1996, both restated to reflect the fees and other expenses that would have been paid by the portfolios if the present investment advisory agreement had been in effect as of January 1, 1996. These restated fees and expenses are based on average net assets for 1996. For actual investment management fees and other expenses paid by HRT in 1996, see the HRT prospectus. Investment management fees may increase or decrease based on the level of portfolio net assets. These fees are subject to maximum rates, as described in the attached HRT prospectus. Other HRT expenses are likely to fluctuate from year to year. Both investment management fees and other expenses are expressed in the table on the next page as an annual percentage of each portfolio's daily average net assets:

                                         1996 FEES AND EXPENSES RESTATED AS IF SUBJECT TO 1997 ADVISORY AGREEMENT
                                         --------------------------------------------------------------------------
                                              RESTATED 1996            RESTATED 1996             RESTATED 1996
HRT PORTFOLIO                                MANAGEMENT FEE           OTHER EXPENSES            TOTAL EXPENSES
-------------------------------------------------------------------------------------------------------------------
Alliance Money Market                              0.35%                     0.04%                    0.39%
Alliance Intermediate Govt.
  Securities                                       0.50%                     0.09%                    0.59%
Alliance Quality Bond                              0.53%                     0.05%                    0.58%
Alliance High Yield                                0.60%                     0.06%                    0.66%
Alliance Growth & Income                           0.55%                     0.05%                    0.60%
Alliance Equity Index                              0.33%                     0.05%                    0.38%
Alliance Common Stock                              0.38%                     0.03%                    0.41%
Alliance Global                                    0.65%                     0.08%                    0.73%
Alliance International                             0.90%                     0.18%                    1.08%
Alliance Aggressive Stock                          0.55%                     0.03%                    0.58%
Alliance Conservative Investors                    0.48%                     0.07%                    0.55%
Alliance Balanced                                  0.42%                     0.05%                    0.47%
Alliance Growth Investors                          0.53%                     0.06%                    0.59%
---------------------------------

INVESTMENT PERFORMANCE. Footnote 7 to the Separate Account FP financial statements included herein contains information about the net return for each Fund. The attached prospectus for The Hudson River Trust contains rates of return and other portfolio performance information of the HRT for various periods ended December 31, 1996. Remember, the changes in the Policy Account value of your policy depend not only on the performance of the portfolios, but also on the deductions and charges under your policy. To obtain the current unit values of the Separate Account Funds, call (212) 314-3310.

The values reported in footnote 7 for all Policies are computed using net rates of return for the corresponding portfolios of the HRT. The SP-Flex returns are net of charges for cost of insurance, administrative expense, and mortality and expense risks. The returns reported in footnote 7 for each of the other policy forms are reduced only by any mortality and expense risk charge deducted from Separate Account assets.

YOUR POLICY ACCOUNT VALUE

HOW WE DETERMINE THE UNIT VALUE. The description of "business day" and the unit values applicable to different types of transactions is revised as follows:

We determine unit values for the Funds at the end of each business day. Generally, a business day is any day the New York Stock Exchange is open for trading.

A transaction date is the day we perform automatic transactions, such as policy anniversary reports and monthly charge deductions, or process requested transactions, such as remittances, disbursements and transfers. If your request for a policy transaction is not accompanied by complete information or is directed to the wrong address, the transaction date will be the date we receive such complete information at our administrative office. If your request for a policy transaction reaches our administrative office on a non-business day, or after the New York Stock Exchange closes, the transaction date will be the next following business day.

The unit value that applies to a transaction will be the unit value calculated at the close of business on the transaction date. When an automatic transaction is scheduled on a non-business day, the unit value applied will be the unit value calculated for the next business day. The unit value for any business day is equal to the unit value for the preceding business day multiplied by the net investment factor for that Fund on that business day.

DISTRIBUTION.   Certain  of  the   information   presented   under  the  caption
"DISTRIBUTION" in your prospectus is revised as follows:

EQ Financial Consultants, Inc. (EQF) is the principal underwriter of the HRT and also a distributor of our variable life insurance policies and variable annuity contracts. EQF's principal business address is 1755 Broadway, New York, NY 10019. EQF is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 (1934 Act) and is a member of the National Association of Securities Dealers, Inc. In 1995 and 1996, Equitable Variable paid EQF a fee of $325,380 annually for its services as distributor of its policies.

ILLUSTRATIONS OF POLICY BENEFITS. The tables under this caption in your prospectus have not been restated to reflect a new portfolio expense assumption. For a personalized illustration reflecting the fees and expenses under your policy, contact your Equitable agent.

MANAGEMENT. A list of our directors and, to the extent they are responsible for variable life insurance operations, our principal officers and a brief statement of their business experience for the past five years is contained in Appendix A to this supplement.

LONG-TERM MARKET TRENDS. Appendix B to this supplement presents historical return trends for various types of securities which may be useful for understanding how different investment strategies may affect long-term results.

FINANCIAL STATEMENTS. The financial statements of Separate Account FP and Equitable included in this prospectus supplement have been audited for the years ended December 31, 1996, 1995 and 1994 by the accounting firm of Price Waterhouse LLP, independent accountants, as stated in their reports. The financial statements of Separate Account FP and Equitable for the years ended December 31, 1996, 1995 and 1994 included in this prospectus supplement have been so included in reliance on the reports of Price Waterhouse LLP, given on the authority of such firm as experts in accounting and auditing.

The financial statements of Equitable contained in this prospectus supplement should be considered only as bearing upon the ability of Equitable to meet its obligations under the policies. They should not be considered as bearing upon the investment experience of the funds in the Separate Account. The financial statements of Separate Account FP include periods prior to the merger when Separate Account FP was part of Equitable Variable Life Insurance Company ("Equitable Variable"). As mentioned in a previously distributed supplement, Equitable Variable was merged with and into Equitable on January 1, 1997.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+


INDEX TO FINANCIAL STATEMENTS


Report of Independent Accounts.....................................................................................      FSA-2
Financial Statements:
      Statements of Assets and Liabilities, December 31, 1996......................................................      FSA-3
      Statements of Operations for the Years Ended December 31, 1996, 1995 and 1994................................      FSA-4
      Statements of Changes in Net Assets for the Years Ended December 31, 1996, 1995 and 1994.....................      FSA-8
      Notes to Financial Statements................................................................................     FSA-12


+ Formerly known as Equitable Variable Life Insurance Company Separate
  Account FP.


                                      FSA-1

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
The Equitable Life Assurance Society of the United States and Policyowners of Separate Account FP of The Equitable Life Assurance Society of the United States

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Money Market Fund, Intermediate Government Securities Fund, Quality Bond Fund, High Yield Fund, Growth & Income Fund, Equity Index Fund, Common Stock Fund, Global Fund, International Fund, Aggressive Stock Fund, Conservative Investors Fund, Balanced Fund and Growth Investors Fund, separate investment funds of The Equitable Life Assurance Society of the United States ("Equitable Life") Separate Account FP (formerly Equitable Variable Life Insurance Company Separate Account FP) at December 31, 1996 and the results of their operations and changes in each of their net assets for the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares in The Hudson River Trust at December 31, 1996 with the transfer agent, provide a resonable basis for the opinion expressed above. The rates of return information presented in note 7 for the year ended December 31, 1992, and for each of the periods indicated prior thereto, were audited by other independent accountants whose report dated February 16, 1993 expressed an unqualified opinion on the financial statements containing such information.






Price Waterhouse LLP
New York, New York
February 10, 1997

                                     FSA-2

EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1996


                                             INTERMEDIATE
                                 MONEY        GOVERNMENT     QUALITY          HIGH        GROWTH &       EQUITY        COMMON
                                 MARKET       SECURITIES       BOND           YIELD        INCOME         INDEX         STOCK
                                  FUND           FUND          FUND           FUND          FUND          FUND           FUND
                               -----------  -------------  ------------   -------------  -----------   -----------   --------------
ASSETS
Investments in shares of
   The Hudson River
   Trust -- at market
   value (Notes 2 and 6)
   Cost:    $  242,546,651.. $242,570,674
                44,817,781..                 $44,676,302
               127,911,618..                               $125,949,796
                96,502,438..                                              $102,167,262
                32,957,253..                                                             $38,031,591
                73,126,833..                                                                           $94,575,057
             1,277,628,295..                                                                                         $1,572,061,192
               374,535,031..
                39,937,334..
               747,842,158..
               167,148,611..
               388,200,062..
               631,813,336..
Receivable for The Hudson
   River Trust shares sold..           --             --             --             --           --            --           967,531
Receivable for policy
   related transactions ....    8,940,540         77,313             --        105,241       122,406       188,428               --
                             ------------   ------------   ------------   ------------   -----------   -----------   --------------
Total Assets................  251,511,214     44,753,615    125,949,796    102,272,503    38,153,997    94,763,485    1,573,028,723
                             ------------   ------------   ------------   ------------   -----------   -----------   --------------
LIABILITIES
Payable for The Hudson
   River Trust shares
   purchased ...............    9,060,754         87,411         28,516        149,241       129,487       188,527               --
Payable for policy related
   transactions ............           --             --        173,197             --            --            --          983,555
Amount retained by
   Equitable Life
   in Separate Account
   FP (Note 4) .............      577,366        538,792        533,770        733,423       558,057       337,447        1,267,289
                             ------------    -----------   ------------   ------------   -----------   -----------   --------------
Total Liabilities ..........    9,638,120        626,203        735,483        882,664       687,544       525,974        2,250,844
                             ------------    -----------   ------------   ------------   -----------   -----------   --------------
NET ASSETS ATTRIBUTABLE
   TO POLICYOWNERS.......... $241,873,094    $44,127,412   $125,214,313   $101,389,839   $37,466,453   $94,237,511   $1,570,777,879
                             ============    ===========   ============   ============   ===========   ===========   ==============


                                                                                    ASSET ALLOCATION SERIES
                                                                           ------------------------------------------
                                                             AGGRESSIVE     CONSERVATIVE                   GROWTH
                                 GLOBAL       INTERNATIONAL    STOCK          INVESTORS     BALANCED      INVESTORS
                                  FUND            FUND         FUND             FUND          FUND          FUND
                              ------------    ------------- ------------   -------------- ------------   ------------
ASSETS
Investments in shares of
   The Hudson River
   Trust -- at market
   value (Notes 2 and 6)
   Cost:    $  242,546,651..
                44,817,781..
               127,911,618..
                96,502,438..
                32,957,253..
                73,126,833..
             1,277,628,295..
               374,535,031..  $433,153,085
                39,937,334..                  $41,795,127
               747,842,158..                                $794,459,393
               167,148,611..                                               $174,848,746
               388,200,062..                                                              $430,582,886
               631,813,336..                                                                             $698,964,029
Receivable for shares of
   The Hudson River Trust ...      802,100             --      3,729,663        114,675        142,333             --
Receivable for policy
   related transactions .....           --        159,777             --             --             --         41,689
                              ------------    -----------   ------------   ------------   ------------   ------------
Total Assets.................  433,955,185     41,954,904    798,189,056    174,963,421    430,725,219    699,005,718
                              ------------    -----------   ------------   ------------   ------------   ------------
LIABILITIES
Payable for The Hudson
   River Trust shares
   purchased ................           --        135,983             --             --             --        245,089
Payable for policy
   related transactions .....      577,736             --      3,989,373         97,966        399,398             --
Amount retained by
   Equitable Life
   in Separate Account
   FP (Note 4) ..............      600,145        242,714        600,552        526,975        631,766        521,008
                              ------------    -----------   ------------   ------------   ------------   ------------
Total Liabilities ...........    1,177,881        378,697      4,589,925        624,941      1,031,164        766,097
                              ------------    -----------   ------------   ------------   ------------   ------------
NET ASSETS ATTRIBUTABLE
   TO POLICYOWNERS........... $432,777,304    $41,576,207   $793,599,131   $174,338,480   $429,694,055   $698,239,621
                              ============    ===========   ============   ============   ============   ============

See Notes to Financial Statements.

+ Formerly known as Equitable Variable Life Insurance Company Separate Account FP.

                                     FSA-3

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31,

                                                                                                      INTERMEDIATE GOVERNMENT
                                                                  MONEY MARKET FUND                        SECURITIES FUND
                                                         ------------------------------------  -----------------------------------
                                                             1996        1995         1994        1996        1995         1994
                                                         ----------  -----------  -----------  ----------  ----------  -----------
INCOME AND EXPENSES:
  Investment Income (Note 2):
     Dividends from The Hudson River Trust ............ $9,126,793   $9,225,401   $5,368,883  $2,367,498   $2,010,283  $ 5,671,984

  Expenses (Note 3):
     Mortality and expense risk charges ...............  1,025,149      954,556      826,379     245,038      197,721      527,675
                                                        ----------  -----------  -----------  ----------   ----------  -----------

NET INVESTMENT INCOME .................................  8,101,644    8,270,845    4,542,504   2,122,460    1,812,562    5,144,309
                                                        ----------   ----------- -----------  ----------   ----------  -----------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (Note 2):
     Realized gain (loss) on investments ..............   (110,954)    (432,347)      95,530    (490,315)    (810,768) (10,163,976)
     Realized gain distribution from
        The Hudson River Trust ........................         --           --           --          --           --           --
                                                        ----------  -----------  -----------  ----------    ---------  -----------

NET REALIZED GAIN (LOSS) ..............................   (110,954)    (432,347)      95,530    (490,315)    (810,768) (10,163,976)

  Unrealized appreciation/(depreciation) on investments:
     Beginning of period ..............................     89,976       32,760      (14,267)    145,522   (2,736,863)  (1,617,237)
     End of period ....................................     24,023       89,976       32,760    (141,479)     145,522   (2,736,863)
                                                        ----------  -----------  -----------  ----------   ----------  -----------

  Change in unrealized appreciation/(depreciation)
     during the period ................................    (65,953)      57,216       47,027    (287,001)   2,882,385   (1,119,626)
                                                        ----------  -----------  -----------  ----------    ---------   ----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS ......................................   (176,907)    (375,131)     142,557    (777,316)   2,071,617  (11,283,602)
                                                        ----------  -----------  -----------  ----------    ---------   ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS ..................................... $7,924,737   $7,895,714   $4,685,061  $1,345,144   $3,884,179  $(6,139,293)
                                                        ==========  ===========  ===========  ==========   ==========  ===========



                                                                       QUALITY BOND FUND
                                                            -----------------------------------------
                                                                1996           1995           1994
                                                            -----------    -----------    -----------
INCOME AND EXPENSES:
  Investment Income (Note 2):
     Dividends from The Hudson River Trust ............      $8,972,983    $ 7,958,285    $ 8,123,722

  Expenses (Note 3):
     Mortality and expense risk charges ...............         869,312        767,627        689,178
                                                            -----------    -----------    -----------

NET INVESTMENT INCOME .................................       8,103,671      7,190,658      7,434,544
                                                            -----------    -----------    -----------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (Note 2):
     Realized gain (loss) on investments ..............      (1,130,915)      (632,666)      (410,697)
     Realized gain distribution from
        The Hudson River Trust ........................              --             --             --
                                                            -----------    -----------    -----------

NET REALIZED GAIN (LOSS) ...............................     (1,130,915)      (632,666)      (410,697)

  Unrealized appreciation/(depreciation) on investments:
     Beginning of period ..............................      (2,105,676)   (15,521,200)    (1,886,621)
     End of period ....................................      (1,961,822)    (2,105,676)   (15,521,200)
                                                            -----------    -----------    -----------

  Change in unrealized appreciation/(depreciation)
     during the period ................................         143,854     13,415,524    (13,634,579)
                                                            -----------    -----------    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS ......................................        (987,061)    12,782,858    (14,045,276)
                                                            -----------    -----------    -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS .....................................     $ 7,116,610    $19,973,516    $(6,610,732)
                                                            ===========    ===========    ===========

See Notes to Financial Statements.

+ Formerly known as Separate Account FP of Equitable Variable Life Insurance Company.

                                     FSA-4

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,


                                                              HIGH YIELD FUND                       GROWTH & INCOME FUND
                                                 -----------------------------------------   ------------------------------------
                                                     1996          1995           1994          1996        1995         1994
                                                 ------------  ------------  -------------   ----------  -----------  -----------
INCOME AND EXPENSES:
  Investment Income (Note 2):
     Dividends from The Hudson River Trust ....   $ 8,696,039    $ 6,518,568    $ 4,578,946   $  525,200   $  380,677   $ 108,492

  Expenses (Note 3):
     Mortality and expense risk charges .......       518,429        371,369        305,522      155,175       69,716      19,204
                                                  -----------    -----------    -----------   ----------   ----------   ---------

NET INVESTMENT INCOME .........................     8,177,610      6,147,199      4,273,424      370,025      310,961      89,288
                                                  -----------    -----------    -----------   ----------   ----------   ---------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (Note 2):
     Realized gain (loss) on investments ......       939,559       (179,454)      (328,199)       5,198        2,791     (11,709)
     Realized gain distribution from
        The Hudson River Trust ................     6,119,053             --             --    1,943,415           --          --
                                                  -----------    -----------    -----------   ----------   ----------   ---------

NET REALIZED GAIN (LOSS) ......................     7,058,612       (179,454)      (328,199)   1,948,613        2,791     (11,709)

  Unrealized appreciation/(depreciation) on
  investments:
     Beginning of period ......................     3,823,981       (873,103)     4,734,999    2,123,346     (141,585)       (904)
     End of period ............................     5,664,824      3,823,981       (873,103)   5,074,338    2,123,346    (141,585)
                                                  -----------    -----------    -----------   ----------   ----------   ---------

  Change in unrealized appreciation/
     (depreciation) during the period .........     1,840,843      4,697,084     (5,608,102)   2,950,992    2,264,931    (140,681)
                                                  -----------    -----------    -----------   ----------   ----------   ---------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS ..............................     8,899,455      4,517,630     (5,936,301)   4,899,605    2,267,722    (152,390)
                                                  -----------    -----------    -----------   ----------   ----------   ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ............................   $17,077,065    $10,664,829    $(1,662,877)  $5,269,630   $2,578,683   $ (63,102)
                                                  ===========    ===========    ===========   ==========   ==========   =========



                                                               EQUITY INDEX FUND
                                                   ------------------------------------------
                                                      1996            1995           1994*
                                                   -----------    ------------    ----------
INCOME AND EXPENSES:
  Investment Income (Note 2):
     Dividends from The Hudson River Trust ....    $ 1,751,848     $   964,775     $596,180

  Expenses (Note 3):
     Mortality and expense risk charges .......        605,961         289,199      152,789
                                                   -----------     -----------     --------

NET INVESTMENT INCOME ..........................     1,145,887         675,576      443,391
                                                   -----------     -----------     --------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (Note 2):
     Realized gain (loss) on investments ......      8,013,073           3,060       (6,949)
     Realized gain distribution from
        The Hudson River Trust ................      3,889,944         536,890      134,154
                                                   -----------     -----------     --------

NET REALIZED GAIN (LOSS) ......................     11,903,017         539,950      127,205

  Unrealized appreciation/(depreciation) on
  investments:
     Beginning of period ......................     12,451,765        (399,286)          --
     End of period ............................     21,448,224      12,451,765     (399,286)
                                                   -----------     -----------     --------

  Change in unrealized appreciation/
     (depreciation) during the period .........      8,996,459      12,851,051     (399,286)
                                                   -----------     -----------     --------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS ..............................     20,899,476      13,391,001     (272,081)
                                                   ------------    -----------     --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS .............................    $22,045,363     $14,066,577     $171,310
                                                   ===========     ===========     ========

See Notes to Financial Statements.

* Commencement of Operations on October 1, 1994.

+ Formerly known as Equitable Variable Life Insurance Company Separate Account FP.

                                     FSA-5

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,


                                                            COMMON STOCK FUND                      GLOBAL STOCK FUND
                                             -------------------------------------------  ---------------------------------------
                                                   1996           1995         1994           1996         1995           1994
                                             --------------   ------------  ------------  ------------ ------------   -----------
INCOME AND EXPENSES:
  Investment Income (Note 2):
    Dividends from The
    Hudson River Trust.....................  $ 11,773,551   $ 14,259,262  $ 11,755,355    $ 7,019,392   $ 5,152,442   $2,768,605

  Expenses (Note 3):
    Mortality and expense
      risk charges.........................     8,267,795      6,050,368     4,741,008      2,314,066     1,743,898    1,211,620
                                             ------------   ------------   -----------    -----------   -----------   ----------

NET INVESTMENT INCOME......................     3,505,756      8,208,894     7,014,347      4,705,326     3,408,544    1,556,985
                                             ------------   ------------   -----------    -----------   -----------   ----------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  (Note 2):
    Realized gain (loss)
    on investments.........................    30,128,838     16,793,683       292,144      4,971,547     3,049,444    3,347,704
    Realized gain distribution
    from The Hudson
    River Trust............................   157,423,606     63,838,178    43,936,280     18,802,992     9,214,950    4,821,242
                                             ------------   ------------   -----------    -----------   -----------   ----------

NET REALIZED GAIN (LOSS)...................   187,552,444     80,631,861    44,228,424     23,774,539    12,264,394    8,168,946

  Unrealized appreciation/
  (depreciation) on investments:
    Beginning of period....................   181,824,279     (2,048,649)   71,350,568     36,525,596     3,130,280    7,062,877
    End of period..........................   294,432,897    181,824,279    (2,048,649)    58,618,054    36,525,596    3,130,280
                                             ------------   ------------   -----------    -----------   -----------   ----------

  Change in unrealized
    appreciation/(depreciation)
    during the period......................   112,608,618    183,872,928   (73,399,217)    22,092,458    33,395,316   (3,932,597)
                                             ------------    -----------  ------------    -----------   -----------   ----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS...........................   300,161,062    264,504,789   (29,170,793)    45,866,997    45,659,710    4,236,349
                                             ------------   ------------  ------------    -----------   -----------   ----------

NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS..........................  $303,666,818   $272,713,683  $(22,156,446)   $50,572,323   $49,068,254   $5,793,334
                                             ============   ============  ============    ===========   ===========   ==========


                                                   INTERNATIONAL FUND                   AGGRESSIVE STOCK FUND
                                               ---------------------------     -----------------------------------------
                                                  1996            1995*          1996           1995            1994
                                               -----------    ------------     -----------   ------------     ----------
INCOME AND EXPENSES:
  Investment Income (Note 2):
    Dividends from The
    Hudson River Trust.....................    $  575,524      $195,500    $  1,661,263    $  1,268,689     $    400,102

  Expenses (Note 3):
    Mortality and expense
      risk charges.........................       164,149        36,471       4,086,388       2,702,978        1,944,639
                                               ----------      --------    ------------    ------------     ------------

NET INVESTMENT INCOME......................       411,375       159,029      (2,425,125)     (1,434,289)      (1,544,537)
                                               ----------      --------    ------------    ------------     ------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  (Note 2):
    Realized gain (loss)
    on investments.........................       (28,490)         (790)     30,549,608      11,560,966       (6,075,250)
    Realized gain distribution
    from The Hudson
    River Trust............................       737,771        51,741     133,080,595      61,903,470               --
                                               ----------      --------    ------------    ------------     ------------

NET REALIZED GAIN (LOSS)...................       709,281        50,951     163,630,203      73,464,436       (6,075,250)

  Unrealized appreciation
  (depreciation) on investments:
    Beginning of period....................       667,906            --      80,271,118      30,761,318       35,185,988
    End of period..........................     1,857,793       667,906      46,617,235      80,271,118       30,761,318
                                               ----------      --------    ------------    ------------     ------------

  Change in unrealized
    appreciation (depreciation)
    during the period......................     1,189,887       667,906     (33,653,883)     49,509,800       (4,424,670)
                                               ----------      --------    ------------    ------------     ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS...........................     1,899,168       718,857     129,976,320     122,974,236      (10,499,920)
                                               ----------      --------    ------------    ------------     ------------

NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS..........................    $2,310,543      $877,886    $127,551,195    $121,539,947     $(12,044,457)
                                               ==========      ========    ============    ============     ============

See Notes to Financial Statements.

* Commencement of Operations on April 3, 1995.

+ Formerly known as Equitable Variable Life Insurance Company Separate Account FP.

                                      FSA-6

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31,


                                                                            ASSET ALLOCATION SERIES
                                                -----------------------------------------------------------------------------------
                                                      CONSERVATIVE INVESTORS FUND                      BALANCED FUND
                                                ---------------------------------------   -----------------------------------------
                                                    1996         1995          1994          1996          1995           1994
                                                -----------  -----------  -------------   -----------   -----------   -------------
INCOME AND EXPENSES:
  Investment Income (Note 2):
    Dividends from The Hudson River Trust....    $ 7,737,745  $ 8,169,109    $ 6,205,574   $13,094,730   $12,276,328   $ 10,557,487

  Expenses (Note 3):
    Mortality and expense risk charges.......      1,046,858      921,294        750,164     2,490,188     2,237,982      2,103,510
                                                 -----------  -----------    -----------   -----------   -----------   ------------

NET INVESTMENT INCOME........................      6,690,887    7,247,815      5,455,410    10,604,542    10,038,346      8,453,977
                                                 -----------  -----------    -----------   -----------   -----------   ------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (Note 2):
    Realized gain (loss) on investments......       (752,434)    (378,551)      (421,502)     (873,535)   (2,466,524)       858,164
    Realized gain distribution from
      The Hudson River Trust.................      4,429,977    1,068,272             --    34,113,772    10,894,130             --
                                                 -----------  -----------    -----------   -----------   -----------   ------------

NET REALIZED GAIN (LOSS).....................      3,677,543      689,721       (421,502)   33,240,237     8,427,606        858,164

  Unrealized appreciation/(depreciation)
  on investments:
    Beginning of period......................     10,362,120   (8,767,697)     1,915,037    43,097,187    (2,878,875)    37,960,661
    End of period............................      7,700,135   10,362,120     (8,767,697)   42,382,824    43,097,187     (2,878,875)
                                                 -----------  -----------    -----------   -----------   -----------   ------------

  Change in unrealized appreciation/
  (depreciation) during the period...........     (2,661,985)  19,129,817    (10,682,734)     (714,363)   45,976,062    (40,839,536)
                                                 -----------  -----------    -----------   -----------   -----------   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS.............................      1,015,558   19,819,538    (11,104,236)   32,525,874    54,403,668    (39,981,372)
                                                 -----------  -----------    -----------   -----------   -----------   ------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS..................    $ 7,706,445  $27,067,353    $(5,648,826)  $43,130,416   $64,442,014   $(31,527,395)
                                                 ===========  ===========    ===========   ===========   ===========   ============




                                                      ASSET ALLOCATION SERIES
                                              ----------------------------------------
                                                       GROWTH INVESTORS FUND
                                              ----------------------------------------
                                                 1996           1995          1994
                                              -----------   ------------  ------------
INCOME AND EXPENSES:
  Investment Income (Note 2):
    Dividends from The Hudson River Trust.... $15,504,412   $ 15,855,901  $ 10,663,204

  Expenses (Note 3):
    Mortality and expense risk charges.......   3,746,683      2,796,354     1,995,747
                                              -----------   ------------  ------------

NET INVESTMENT INCOME........................  11,757,729     13,059,547     8,667,457
                                              -----------   ------------  ------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (Note 2):
    Realized gain (loss) on investments......   1,799,247      1,752,185       241,591
    Realized gain distribution from
      The Hudson River Trust.................  73,474,967      7,421,853            --
                                              -----------   ------------  ------------

NET REALIZED GAIN (LOSS).....................  75,274,214      9,174,038       241,591

  Unrealized appreciation/(depreciation)
  on investments:
    Beginning of period......................  81,785,873       (770,693)   20,567,604
    End of period............................  67,150,693     81,785,873      (770,693)
                                              -----------   ------------  ------------

  Change in unrealized appreciation/
  (depreciation) during the period........... (14,635,180)    82,556,566   (21,338,297)
                                              -----------   ------------  ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS.............................  60,639,034     91,730,604   (21,096,706)
                                              -----------   ------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.................. $72,396,763   $104,790,151  $(12,429,249)
                                              ===========   ============  ============

See Notes to Financial Statements.

+ Formerly known as Equitable Variable Life Insurance Company Separate Account FP.

                                      FSA-7

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,


                                                        MONEY MARKET FUND                INTERMEDIATE GOVERNMENT SECURITIES FUND
                                          --------------------------------------------  ------------------------------------------
                                               1996           1995           1994          1996            1995          1994
                                          -------------  -------------  --------------  ------------   ------------  -------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
  Net investment income ...............    $  8,101,644   $  8,270,845   $  4,542,504    $ 2,122,460    $ 1,812,562   $  5,144,309
  Net realized gain (loss) ............        (110,954)      (432,347)        95,530       (490,315)      (810,768)   (10,163,976)
  Change in unrealized appreciation/
   (depreciation) on investments ......         (65,953)        57,216         47,027       (287,001)     2,882,385     (1,119,626)
                                           ------------   ------------   ------------    -----------    -----------   ------------

  Net increase (decrease)in net assets
    from operations ...................       7,924,737      7,895,714      4,685,061      1,345,144      3,884,179     (6,139,293)
                                           ------------   ------------   ------------    -----------    -----------   ------------

FROM POLICY RELATED TRANSACTIONS:
  Net premiums (Note 3) ...............     101,890,108     96,773,056     82,536,703     10,397,104     11,016,347     18,915,140
  Benefits and other policy related
    transactions (Note 3) .............     (38,404,209)   (39,770,849)   (32,432,771)    (7,387,385)    (6,286,070)    (5,813,181)
  Net transfers among funds ...........     (36,607,946)     4,776,165    (25,466,044)     2,645,675        953,149   (125,116,319)
                                           ------------   ------------   ------------    -----------    -----------   ------------

  Net increase (decrease)in net assets
    from policy related transactions ..      26,877,953     61,778,372     24,637,888      5,655,394      5,683,426   (112,014,360)
                                           ------------   ------------   ------------    -----------    -----------   ------------

  NET (INCREASE) DECREASE IN AMOUNT
    RETAINED BY EQUITABLE LIFE IN
    SEPARATE ACCOUNT FP (Note 4) ......         (63,127)       (36,640)       (24,067)       (22,170)       (72,636)        15,335
                                           ------------   ------------   ------------    -----------    -----------   ------------

  INCREASE (DECREASE) IN NET ASSETS
    ATTRIBUTABLE TO POLICYOWNERS.......      34,739,563     69,637,446     29,298,882      6,978,368      9,494,969   (118,138,318)
  NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, BEGINNING OF PERIOD .     207,133,531    137,496,085    108,197,203     37,149,044     27,654,075    145,792,393
                                           ------------   ------------   ------------    -----------    -----------   ------------

  NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, END OF PERIOD .......    $241,873,094   $207,133,531   $137,496,085    $44,127,412    $37,149,044   $ 27,654,075
                                           ============   ============   ============    ===========    ===========   ============



                                                         QUALITY BOND FUND
                                          -----------------------------------------------
                                              1996              1995            1994
                                          -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
  Net investment income ...............  $  8,103,671     $  7,190,658     $  7,434,544
  Net realized gain (loss) ............    (1,130,915)        (632,666)        (410,697)
  Change in unrealized appreciation/
   (depreciation) on investments ......       143,854       13,415,524      (13,634,579)
                                         ------------     ------------     ------------


  Net increase (decrease) in net assets
    from operations ...................     7,116,610       19,973,516       (6,610,732)
                                         ------------     ------------     ------------

FROM POLICY RELATED TRANSACTIONS:
  Net premiums (Note 3) ...............     5,753,712        2,516,135          850,240
  Benefits and other policy related
    transactions (Note 3) .............   (32,021,058)      (3,189,044)      (2,891,278)
  Net transfers among funds ...........     6,117,471        2,462,969       25,765,197
                                         ------------     ------------     ------------

  Net increase (decrease) in net assets
    from policy related transactions ..   (20,149,875)       1,790,060       23,724,159
                                         ------------     ------------     ------------

  NET (INCREASE) DECREASE IN AMOUNT
    RETAINED BY EQUITABLE LIFE IN
    SEPARATE ACCOUNT FP (Note 4) ......       (39,868)        (712,602)         255,654
                                         ------------     ------------     ------------

  INCREASE (DECREASE) IN NET ASSETS
    ATTRIBUTABLE TO POLICYOWNERS.......   (13,073,133)      21,050,974       17,369,081
  NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, BEGINNING OF PERIOD .   138,287,446      117,236,472       99,867,391
                                         ------------     ------------     ------------

  NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, END OF PERIOD .......  $125,214,313     $138,287,446     $117,236,472
                                         ============     ============     ============

See Notes to Financial Statements.

+ Formerly known as Equitable Variable Life Insurance Company Separate Account FP.

                                     FSA-8

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,


                                                          HIGH YIELD FUND                         GROWTH & INCOME FUND
                                           -------------------------------------------   -----------------------------------------
                                               1996             1995          1994           1996          1995           1994
                                           -------------   ------------   ------------   ------------  ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
  Net investment income .................   $  8,177,610    $ 6,147,199    $ 4,273,424    $   370,025   $   310,961    $   89,288
  Net realized gain (loss) ..............      7,058,612       (179,454)      (328,199)     1,948,613         2,791       (11,709)
  Change in unrealized appreciation/
    (depreciation) on investments .......      1,840,843      4,697,084     (5,608,102)     2,950,992     2,264,931      (140,681)
                                            ------------    -----------    -----------    -----------   -----------    -----------


  Net increase (decrease)in net assets
    from operations......................     17,077,065     10,664,829     (1,662,877)     5,269,630     2,578,683       (63,102)
                                            ------------    -----------    -----------    -----------   -----------    ----------

FROM POLICY RELATED TRANSACTIONS:
  Net premiums (Note 3) .................     19,454,716     15,333,474     14,287,345     11,382,745     6,464,035     2,953,965
  Benefits and other policy
    related transactions (Note 3) .......    (16,165,764)    (8,211,013)    (7,162,537)    (2,909,569)   (1,385,132)     (481,430)
  Net transfers among funds .............      9,301,980      4,789,450    (11,048,174)     5,211,758     5,274,221     3,033,230
                                            ------------    -----------    -----------    -----------   -----------    ----------

  Net increase (decrease) in net assets
    from policy related transactions ....     12,590,932     11,911,911     (3,923,366)    13,684,934    10,353,124     5,505,765
                                            ------------    -----------    -----------    -----------   -----------    ----------

NET (INCREASE) DECREASE IN AMOUNT
  RETAINED BY EQUITABLE LIFE IN
  SEPARATE ACCOUNT FP (Note 4) ..........       (209,120)      (100,679)        16,028       (106,424)     (221,877)        6,113
                                            ------------    -----------    -----------    -----------   -----------    ----------

INCREASE (DECREASE) IN NET ASSETS
  ATTRIBUTABLE TO POLICYOWNERS ..........     29,458,877     22,476,061     (5,570,215)    18,848,140    12,709,930     5,448,776
NET ASSETS ATTRIBUTABLE TO
  POLICYOWNERS, BEGINNING OF PERIOD .....     71,930,962     49,454,901     55,025,116     18,618,313     5,908,383       459,607
                                            ------------    -----------    -----------    -----------   -----------    ----------

NET ASSETS ATTRIBUTABLE TO
  POLICYOWNERS, END OF PERIOD ...........   $101,389,839    $71,930,962    $49,454,901    $37,466,453   $18,618,313    $5,908,383
                                            ============    ===========    ===========    ===========   ===========    ==========



                                                       EQUITY INDEX FUND
                                           --------------------------------------------
                                               1996            1995            1994*
                                           ------------    ------------  --------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
  Net investment income .................   $ 1,145,887     $   675,576     $   443,391
  Net realized gain (loss) ..............    11,903,017         539,950         127,205
  Change in unrealized appreciation/
    (depreciation) on investments .......     8,996,459      12,851,051        (399,286)
                                            -----------     -----------     -----------


  Net increase (decrease)
    from operations......................    22,045,363      14,066,577         171,310
                                            -----------     -----------     -----------

FROM POLICY RELATED TRANSACTIONS:
  Net premiums (Note 3) .................    33,692,683      10,308,871         690,540
  Benefits and other policy related
    transactions (Note 3) ...............   (56,493,042)     (2,111,532)       (472,818)
  Net transfers among divisions .........    23,434,912      18,305,589      30,736,505
                                            -----------     -----------     -----------

  Net increase (decrease) in net assets
    policy related transactions .........       634,553      26,502,928      30,954,227
                                            -----------     -----------     -----------

NET (INCREASE) DECREASE IN AMOUNT
  RETAINED BY EQUITABLE LIFE IN
  SEPARATE ACCOUNT FP (Note 4) ..........       (66,020)        (71,293)           (134)
                                            -----------     -----------     -----------

INCREASE (DECREASE) IN NET ASSETS
  ATTRIBUTABLE TO POLICYOWNERS ..........    22,613,896      40,498,212      31,125,403
NET ASSETS ATTRIBUTABLE TO
  POLICYOWNERS, BEGINNING OF PERIOD .....    71,623,615      31,125,403              --
                                            -----------     -----------     -----------

NET ASSETS ATTRIBUTABLE TO
  POLICYOWNERS, END OF PERIOD ...........   $94,237,511     $71,623,615     $31,125,403
                                            ===========     ===========     ===========

See Notes to Financial Statements.

* Commencement of Operations on October 1, 1994.

+ Formerly known as Equitable Variable Life Insurance Company Separate Account FP.

                                     FSA-9

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,


                                                COMMON STOCK FUND                                GLOBAL STOCK FUND
                                 -------------------------------------------------   ---------------------------------------------
                                      1996              1995             1994            1996            1995            1994
                                 ---------------   ---------------   -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN
  NET ASSETS:
FROM OPERATIONS:
  Net investment income ........  $    3,505,756    $    8,208,894    $  7,014,347    $  4,705,326    $  3,408,544    $  1,556,985
  Net realized gain (loss) .....     187,552,444        80,631,861      44,228,424      23,774,539      12,264,394       8,168,946
  Change in unrealized
    appreciation/(depreciation)
    on investments .............     112,608,618       183,872,928     (73,399,217)     22,092,458      33,395,316      (3,932,597)
                                  --------------    --------------    ------------    ------------    ------------    ------------

  Net increase (decrease)in net
    assets from operations .....     303,666,818       272,713,683     (22,156,446)     50,572,323      49,068,254       5,793,334
                                  --------------    --------------    ------------    ------------    ------------    ------------

FROM POLICY RELATED
  TRANSACTIONS:
  Net premiums (Note 3) ........     271,193,481       216,068,996     171,525,812      96,457,308      92,666,618      77,766,997
  Benefits and other policy
    related transactions
    (Note 3) ...................    (154,302,728)     (118,456,643)    (93,481,219)    (43,292,191)    (37,507,499)    (23,371,745)
Net transfers among funds ......       4,064,266       (34,354,864)     19,730,410      (4,363,741)    (12,472,104)     47,610,957
                                  --------------    --------------    ------------    ------------    ------------    ------------

Net increase (decrease) in net
  assets from policy related
  transactions .................     120,955,019        63,257,489      97,775,003      48,801,376      42,687,015     102,006,209
                                  --------------    --------------    ------------    ------------    ------------    ------------

NET (INCREASE) DECREASE IN
  AMOUNT RETAINED BY
  EQUITABLE LIFE IN
  SEPARATE ACCOUNT FP
  (Note 4) .....................        (429,232)         (392,099)         44,948         (93,415)        (96,720)        (17,737)
                                  --------------    --------------    ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET
  ASSETS ATTRIBUTABLE TO
  POLICYOWNERS .................     424,192,605       335,579,073      75,663,505      99,280,284      91,658,549     107,781,806
NET ASSETS ATTRIBUTABLE TO
  POLICYOWNERS,
  BEGINNING OF PERIOD ..........   1,146,585,274       811,006,201     735,342,696     333,497,020     241,838,471     134,056,665
                                  --------------    --------------    ------------    ------------    ------------    ------------

NET ASSETS ATTRIBUTABLE TO
  POLICYOWNERS,
  END OF PERIOD ................  $1,570,777,879    $1,146,585,274    $811,006,201    $432,777,304    $333,497,020    $241,838,471
                                  ==============    ==============    ============    ============    ============    ============


                                     INTERNATIONAL FUND                  AGGRESSIVE STOCK FUND
                                 ---------------------------   ----------------------------------------------
                                     1996           1995*          1996            1995            1994
                                 ------------   ------------   -------------   -------------   --------------
INCREASE (DECREASE) IN
  NET ASSETS:
FROM OPERATIONS:
  Net investment income ........   $   411,375    $   159,029    $ (2,425,125)   $ (1,434,289)   $ (1,544,537)
  Net realized gain (loss) .....       709,281         50,951     163,630,203      73,464,436      (6,075,250)
  Change in unrealized
    appreciation/(depreciation)
    on investments .............     1,189,887        667,906     (33,653,883)     49,509,800      (4,424,670)
                                   -----------    -----------    ------------    ------------    ------------
  Net increase (decrease)in net
    assets from operations .....     2,310,543        877,886     127,551,195     121,539,947     (12,044,457)
                                   -----------    -----------    ------------    ------------    ------------
FROM POLICY RELATED
  TRANSACTIONS:
  Net premiums (Note 3) ........    12,055,154      2,028,670     167,830,465     121,962,483     101,932,221
  Benefits and other policy
    related transactions
    (Note 3) ...................    (2,295,079)      (339,723)    (85,246,883)    (63,165,185)    (48,604,650)
Net transfers among funds ......    17,095,516      9,885,952      28,481,572      19,367,834       4,346,636
                                   -----------    -----------    ------------    ------------    ------------
Net increase (decrease) in net
  assets from policy related
  transactions .................    26,855,591     11,574,899     111,065,154      78,165,132      57,674,207
                                   -----------    -----------    ------------    ------------    ------------
NET (INCREASE) DECREASE IN
  AMOUNT RETAINED BY
  EQUITABLE LIFE IN
  SEPARATE ACCOUNT FP
  (Note 4) .....................       (21,865)       (20,847)       (205,349)       (188,813)         35,791
                                   -----------    -----------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET
  ASSETS ATTRIBUTABLE TO
  POLICYOWNERS .................    29,144,269     12,431,938     238,411,000     199,516,266      45,665,541
NET ASSETS ATTRIBUTABLE TO
  POLICYOWNERS,
  BEGINNING OF PERIOD ..........    12,431,938             --     555,188,131     355,671,865     310,006,324
                                   -----------    -----------    ------------    ------------    ------------
NET ASSETS ATTRIBUTABLE TO
  POLICYOWNERS,
  END OF PERIOD ................   $41,576,207    $12,431,938    $793,599,131    $555,188,131    $355,671,865
                                   ===========    ===========    ============    ============    ============

See Notes to Financial Statements.

* Commencement of Operations on April 3, 1995.

+ Formerly known as Separate Account FP of Equitable Variable Life Insurance Company.

                                     FSA-10

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31,



                                                                     ASSET ALLOCATION SERIES
                                     ---------------------------------------------------------------------------------------------
                                             CONSERVATIVE INVESTORS FUND                          BALANCED FUND
                                     ---------------------------------------------   ---------------------------------------------
                                           1996           1995            1994            1996            1995            1994
                                     -------------   -------------   -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
  Net investment income ...........   $  6,690,887    $  7,247,815    $  5,455,410    $ 10,604,542    $ 10,038,346    $  8,453,977
  Net realized gain (loss) ........      3,677,543         689,721        (421,502)     33,240,237       8,427,606         858,164
  Change in unrealized appreciation/
    (depreciation) on investments..     (2,661,985)     19,129,817     (10,682,734)       (714,363)     45,976,062     (40,839,536)
                                      ------------    ------------    ------------    ------------    ------------    ------------
  Net increase(decrease)in net
    assets from operations ........      7,706,445      27,067,353      (5,648,826)     43,130,416      64,442,014     (31,527,395)
                                      ------------    ------------    ------------    ------------    ------------    ------------
FROM POLICY RELATED TRANSACTIONS:
  Net premiums (Note 3) ...........     38,133,118      41,419,959      48,492,315      60,530,048      63,451,955      70,116,900
  Benefits and other policy related
    transactions (Note 3) .........    (25,456,269)    (22,866,003)    (21,612,430)    (50,274,632)    (48,742,571)    (45,655,363)
  Net transfers among funds .......    (18,095,700)     (3,379,296)     (2,076,793)    (22,122,080)    (18,908,540)    (19,954,097)
                                      ------------    ------------    ------------    ------------    ------------    ------------
  Net increase (decrease) in net
    assets from policy related
    transactions ..................      5,418,851      15,174,660      24,803,092     (11,866,664)     (4,199,156)      4,507,440
                                      ------------    ------------    ------------    ------------    ------------    ------------
NET (INCREASE) DECREASE IN AMOUNT
  RETAINED BY EQUITABLE LIFE
  IN SEPARATE ACCOUNT FP (Note 4) .        (36,213)        (95,412)         22,600        (134,906)        (93,214)         47,322
                                      ------------    ------------    ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS
  ATTRIBUTABLE TO POLICYOWNERS ....      2,251,381      42,146,601      19,176,866      31,128,846      60,149,644     (26,972,633)
NET ASSETS ATTRIBUTABLE TO POLICY
  OWNERS, BEGINNING OF PERIOD .....    172,087,099     129,940,498     110,763,632     398,565,209     338,415,565     365,388,198
                                      ------------    ------------    ------------    ------------    ------------    ------------
NET ASSETS ATTRIBUTABLE TO POLICY
  OWNERS, END OF PERIOD ...........   $174,338,480    $172,087,099    $129,940,498    $429,694,055    $398,565,209    $338,415,565
                                      ============    ============    ============    ============    ============    ============




                                                ASSET ALLOCATION SERIES
                                       ---------------------------------------------
                                                 GROWTH INVESTORS FUND
                                       ---------------------------------------------
                                           1996             1995           1994
                                       -------------   -------------   -------------

INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
  Net investment income ...........     $ 11,757,729    $ 13,059,547    $  8,667,457
  Net realized gain (loss) ........       75,274,214       9,174,038         241,591
  Change in unrealized appreciation/
    (depreciation) on investments..      (14,635,180)     82,556,566     (21,338,297)
                                        ------------    ------------    ------------
  Net increase (decrease) in net
    assets from operations ........       72,396,763     104,790,151     (12,429,249)
                                        ------------    ------------    ------------
FROM POLICY RELATED TRANSACTIONS:
  Net premiums (Note 3) ...........      159,654,177     155,616,059     139,140,391
  Benefits and other policy related
    transactions (Note 3) .........      (81,943,749)    (68,357,709)    (54,863,821)
  Net transfers among funds .......       (7,652,116)     (3,269,896)     20,294,785
                                        ------------    ------------    ------------
  Net increase (decrease) in net
    assets from policy related
    transactions ..................       70,058,312      83,988,454     104,571,355
                                        ------------    ------------    ------------
NET (INCREASE) DECREASE IN AMOUNT
  RETAINED BY EQUITABLE LIFE
  IN SEPARATE ACCOUNT FP (Note 4) .          (93,120)       (120,493)         15,372
                                        ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS
  ATTRIBUTABLE TO POLICYOWNERS ....      142,361,955     188,658,112      92,157,478
NET ASSETS ATTRIBUTABLE TO POLICY
  OWNERS, BEGINNING OF PERIOD .....      555,877,666     367,219,554     275,062,076
                                        ------------    ------------    ------------
NET ASSETS ATTRIBUTABLE TO POLICY
  OWNERS, END OF PERIOD ...........     $698,239,621    $555,877,666    $367,219,554
                                        ============    ============    ============

See Notes to Financial Statements.

+ Formerly known as Equitable Variable Life Insurance Company Separate Account FP.

                                     FSA-11

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1996

1.  General

     On September 19, 1996 the Board of Directors of The Equitable Life Assurance Society of the United States ( "Equitable Life") approved an Agreement and Plan of Merger by and between Equitable Life and Equitable Variable Life Insurance Company (the "Merger Agreement"). The merger was completed on January 1, 1997. On that date, and in accordance with the provisions of the Merger Agreement, the separate existence of Equitable Variable Life Insurance Company ("Equitable Variable Life") was ceased and Equitable Life survived the merger. From January 1, 1997, Equitable Life is liable in place of Equitable Variable Life for the liabilities and obligations of Equitable Variable Life, including liabilities under policies and contracts issued by Equitable Variable Life, and all of Equitable Variable Life's assets became assets of Equitable Life.

     Equitable Variable Life, a wholly-owned subsidiary of Equitable Life, established Separate Account FP (the Account) as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940. The Account consists of thirteen investment funds: the Money Market Fund, the Intermediate Government Securities Fund, the Quality Bond Fund, the High Yield Fund, the Growth & Income Fund, the Equity Index Fund, the Common Stock Fund, the Global Fund, the International Fund, the Aggressive Stock Fund, the Conservative Investors Fund, the Balanced Fund, and the Growth Investors Fund. The assets in each Fund are invested in Class IA shares of a designated portfolio (Portfolio) of a mutual fund, The Hudson River Trust (the Trust). Each Portfolio has separate investment objectives.

    The Account  supports the  operations of Incentive  Life,  flexible  premium variable life insurance policies, Incentive Life 2000, flexible premium variable life insurance policies, Champion 2000, modified premium variable whole life insurance policies, Survivorship 2000, flexible premium joint survivorship variable life insurance policies, Incentive Life Plus,(SM)
    flexible premium variable life insurance policies, IL Protector,(SM) flexible premium variable life insurance policies, IL COLI, flexible premium variable life insurance policies, IL COLI II, flexible premium variable life insurance policies, and SP-Flex, variable life insurance policies with additional premium option, collectively, the Policies, and the Incentive
    Life 2000, Champion 2000 and Survivorship 2000 policies are referred to as the Series 2000 Policies. Incentive Life Plus policies offered with a prospectus dated on or after September 15, 1995, are referred to as Incentive Life Plus Second Series. Incentive Life Plus policies issued with a prior prospectus are referred to as Incentive Life Plus Original Series. All Policies are issued by Equitable Life. The assets of the Account are the property of Equitable Life. However, the portion of the Account's assets attributable to the Policies will not be chargeable with liabilities arising out of any other business Equitable Life may conduct.

    Policyowners may allocate amounts in their individual accounts to the Funds of the Account and/or (except for SP-Flex policies) to the guaranteed interest rate account of Equitable Life's General Account. Net transfers to
    (from) the guaranteed interest rate account of the General Account and other Separate Accounts of ($7,511,567), $6,569,672 and $35,120,632 for the years ended 1996, 1995 and 1993, respectively, are included in Net Transfers Among Funds. The net assets of any Fund of the Account may not be less than the aggregate of the policyowners' accounts allocated to that Fund. Additional assets are set aside in Equitable Life's General Account to provide for (1) the unearned portion of the monthly charges for mortality costs, and (2) other policy benefits, as required under the state insurance law.

2.  Significant Accounting Policies

    The accompanying financial statements are prepared in conformity with generally accepted accounting principles (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    Investments are made in shares of the Trust and are valued at the net asset values per share of the respective Portfolios. The net asset value is determined by the Trust using the market or fair value of the underlying assets of the Portfolio.

    Investment transactions are recorded on the trade date. Realized gains and losses include gains and losses on redemptions of the Trust's shares (determined on the identified cost basis) and Trust distributions representing the net realized gains on Trust investment transactions.

    Dividends are recorded as income at the end of each quarter on the ex-dividend date. Capital gains are distributed by the Trust at the end of each year.


+   Formerly known as Equitable Variable Life Insurance Company Separate
    Account FP.

                                     FSA-12

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1996

    The operations of the Account are included in the consolidated Federal income tax return of Equitable Life. Under the provisions of the Policies, Equitable Life has the right to charge the Account for Federal income tax attributable to the Account. No charge is currently being made against the Account for such tax since, under current tax law, Equitable Life pays no tax on investment income and capital gains reflected in variable life insurance policy reserves. However, Equitable Life retains the right to charge for any Federal income tax incurred which is attributable to the Account if the law is changed. Charges for state and local taxes, if any, attributable to the Account also may be made.

3.  Asset Charges

    Under the Policies, Equitable Life assumes mortality and expense risks and, to cover these risks, deducts charges from the assets of the Account currently at annual rates of 0.60% of the net assets attributable to Incentive Life, Incentive Life 2000, Incentive Life Plus Second Series and Champion 2000 policyowners, 0.90% of net assets attributable to Survivorship 2000 policyowners, 0.80% for IL Protector policyowners, and 0.85% for SP-Flex policyowners, Incentive Life Plus Original Series, IL COLI, and IL COLI II deduct this charge from the Policy Account. Under SP-Flex, Equitable Life also deducts charges from the assets of the Account for mortality and administrative costs of 0.60% and 0.35%, respectively, of net assets attributable to SP-Flex policies.

    Under Incentive Life, Incentive Life Plus, Series 2000, IL Protector and IL COLI II policies, mortality and administrative charges are assessed in a different manner than SP-Flex policies.

    Before amounts are allocated to the Account for Incentive Life, Incentive Life Plus, IL COLI, IL COLI II and the Series 2000 Policies, Equitable Life deducts a charge for taxes and either an initial policy fee (Incentive Life) or a premium sales charge (Incentive Life Plus, IL COLI II and Series 2000 Policies) from premiums. Under SP-Flex, the entire initial premium is allocated to the Account. Before any additional premiums under SP-Flex are allocated to the Account, however, an administrative charge is deducted.

    The amounts attributable to Incentive Life, Incentive Life Plus, IL Protector, IL COLI, IL COLI II and the Series 2000 policyowners' accounts are assessed monthly by Equitable Life for mortality and administrative charges. These charges are withdrawn from the Account along with amounts for additional benefits. Under the Policies, amounts for certain policy-related transactions (such as policy loans and surrenders) are transferred out of the Separate Account.

4.  Amounts Retained by Equitable Life in Separate Account FP

    The amount retained by Equitable Life in the Account arises principally from
    (1) contributions from Equitable Life, and (2) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets for the Policies. Amounts retained by Equitable Life are not subject to charges for mortality and expense risks or mortality and administrative costs.

    Amounts retained by Equitable Life in the Account may be transferred at any time by Equitable Life to its General Account.

    The following table shows the surplus contributions (withdrawals) by Equitable Life by investment fund:

                                                  Years Ended December 31,
                                           -------------------------------------
     INVESTMENT FUND                          1996         1995          1994
     ---------------                          ----         ----          ----
     Money Market                               --     $  (250,000)         --
     Intermediate Government Securities         --        (165,000)         --
     Quality Bond                        $  (125,000)   (4,800,000)         --
     High Yield                                 --        (100,000)         --
     Growth & Income                         (75,000)     (685,000)         --
     Equity Index                               --            --    $   200,000
     Common Stock                           (185,000)  $  (630,000)         --
     Global                                     --        (130,000)         --
     International                              --         200,000          --
     Aggressive Stock                       (125,000)     (350,000)         --
     Conservative Investors                  (80,000)         --            --
     Balanced                                (90,000)         --            --
     Growth Investors                       (175,000)         --            --
     Short-Term World Income                    --            --     (5,165,329)
                                         -----------   -----------   -----------
                                         $  (855,000)  $(6,910,000) $(4,965,329)
                                         ===========   ===========   ===========


+ Formerly  known as Equitable  Variable Life  Insurance Company Separate
  Account FP.
                                     FSA-13

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1996

5.  Distribution and Servicing Agreements

    Equitable Life has entered into a Distribution and Servicing Agreement with EQ Financial Consultants Inc., whereby registered representatives of EQ Financial Consultants Inc., authorized as variable life insurance agents under applicable state insurance laws, sell the Policies. The registered representatives are compensated on a commission basis by Equitable Life.

6.  Share Substitution

     On February 22, 1994, Equitable Variable Life, the Account and the Trust substituted shares of the Trust's Intermediate Government Securities Portfolio for shares of the Trust's Short-Term World Income Portfolio. The amount transferred to Intermediate Government Securities Portfolio was $2,192,109. The statements of operations and statements of changes in net assets for the Intermediate Government Securities Portfolio is combined with the Short-Term World Income Portfolio for periods prior to the merger on February 22, 1994. The Short-Term World Income Fund is not available for future investment.

7.  Investment Returns

    The Separate Account rates of return attributable to Incentive Life, Incentive Life 2000, Incentive Life Plus Second Series and Champion 2000 policyowners are different than those attributable to Survivorship 2000, Incentive Life Plus Original Series, IL Protector, IL COLI, IL COLI II and to SP-Flex policyowners because asset charges are deducted at different rates under each policy (see Note 3).

    The tables on the following pages show the gross and net investment returns with respect to the Funds for the periods shown. The net return for each Fund is based upon net assets for a policy whose policy commences with the beginning date of such period and is not based on the average net assets in the Fund during such period. Gross return is equal to the total return earned by the underlying Trust investment.

+ Formerly  known as Equitable  Variable Life  Insurance Company Separate
  Account FP.
                                     FSA-14

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

December 31, 1996

RATES OF RETURN:
INCENTIVE LIFE,
---------------
INCENTIVE LIFE 2000,
--------------------
INCENTIVE LIFE PLUS SECOND SERIES
---------------------------------
AND CHAMPION 2000*
------------------


                                                                YEARS ENDED DECEMBER 31,
                              -----------------------------------------------------------------------------------------------
MONEY MARKET FUND               1996     1995     1994      1993     1992     1991     1990      1989     1988      1987
-----------------               ----     ----     ----      ----     ----     ----     ----      ----     ----      ----
Gross return..............      5.33%    5.74%    4.02%    3.00%     3.56%    6.18%    8.24%    9.18%     7.32%     6.63%
Net return................      4.70%    5.11%    3.39%    2.35%     2.94%    5.55%    7.59%    8.53%     6.68%     5.99%


                                                                         APRIL 1(A) TO
                                      YEARS ENDED DECEMBER 31,            DECEMBER 31,
INTERMEDIATE GOVERNMENT       -----------------------------------------------------------
SECURITIES FUND                 1996    1995    1994    1993    1992          1991
---------------                 ----    ----    ----    ----    ----          ----
Gross return..............     3.78%   13.33% (4.37)%  10.58%   5.60%        12.26%
Net return................     3.15%   12.65% (4.95)%   9.88%   4.96%        11.60%

                                       YEARS ENDED          OCTOBER 1(A) TO
                                      DECEMBER 31,            DECEMBER 31,
                              ------------------------------------------------
QUALITY BOND FUND               1996     1995      1994           1993
-----------------               ----     ----      ----           ----
Gross return..............     5.36%    17.02%    (5.10)%       (0.51)%
Net return................     4.73%    16.32%    (5.67)%       (0.66)%


                                                                YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------------------
HIGH YIELD FUND                 1996     1995     1994      1993     1992     1991     1990      1989     1988     1987
---------------                 ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............     22.89%   19.92%   (2.79)%   23.15%   12.31%   24.46%   (1.12)%   5.13%     9.73%    4.68%
Net return................     22.14%   19.20%   (3.37)%   22.41%   11.64%   23.72%   (1.71)%   4.50%     9.08%    4.05%

                                     YEARS ENDED        OCTOBER 1(A) TO
                                     DECEMBER 31,         DECEMBER 31,
                              -------------------------------------------
GROWTH & INCOME FUND            1996      1995    1994        1993
--------------------            ----      ----    ----        ----
Gross return..............     20.09%    24.07% (0.58)%     (0.25)%
Net return................     19.36%    23.33% (1.17)%     (0.41)%


                                         YEARS ENDED            SEPTEMBER 30(A)
                                         DECEMBER 31,           TO DECEMBER 31,
                              ---------------------------------------------------
EQUITY INDEX FUND                    1996             1995            1994
-----------------                    ----             ----            ----
Gross return..............          22.39%           36.48%          1.08%
Net return................          21.65%           35.66%          0.58%


                                                                YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------------------
COMMON STOCK FUND               1996     1995     1994      1993     1992     1991     1990      1989     1988     1987
-----------------               ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............     24.28%   32.45%   (2.14)%   24.84%    3.22%   37.88%   (8.12)%   25.59%   22.43%    7.49%
Net return................     23.53%   31.66%   (2.73)%   24.08%    2.60%   37.06%   (8.67)%   24.84%   21.70%    6.84%


                                                                                                                 AUGUST 31(A) TO
                                                           YEARS ENDED DECEMBER 31,                               DECEMBER 31,
                              ----------------------------------------------------------------------------------------------------
GLOBAL FUND                     1996     1995     1994     1993      1992     1991     1990     1989     1988         1987
-----------                     ----     ----     ----     ----      ----     ----     ----     ----     ----         ----
Gross return..............     14.60%   18.81%    5.23%   32.09%   (0.50)%   30.55%   (6.07)%  26.93%   10.88%      (13.27)%
Net return................     13.91%   18.11%    4.60%   31.33%   (1.10)%   29.77%   (6.63)%  26.17%   10.22%      (13.45)%


                              YEARS ENDED  APRIL 3(A) TO
                               DECEMBER     DECEMBER 31,
                                  31,
                              ----------------------------
INTERNATIONAL FUND               1996           1995
------------------               ----           ----
Gross return..............       9.82%         11.29%
Net return................       9.15%         10.79%

----------
*   Sales of Incentive Life 2000 and Champion 2000 commenced on March 2, 1992.  Sales of Incentive Life Plus Second Series commenced on September 15, 1995.

(a) Date as of which net premiums  under the policies were first  allocated to the Fund. The gross return and the net return for the periods indicated are not annual rates of return.

+   Formerly known as Equitable Variable Life Insurance Company Separate Account FP.

                                     FSA-15

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1996


                                                                YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------------------
AGGRESSIVE STOCK FUND           1996     1995     1994      1993     1992     1991     1990      1989     1988     1987
---------------------           ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............     22.20%   31.63%   (3.81)%   16.77%   (3.16)%  86.86%    8.17%    43.50%    1.17%    7.31%
Net return................     21.46%   30.85%   (4.39)%   16.05%   (3.74)%  85.75%    7.51%    42.64%    0.53%    6.66%

ASSET ALLOCATION SERIES
                                                                                             OCTOBER 2(A)
                                                                                                  TO
                                              YEARS ENDED DECEMBER 31,                      DECEMBER 31,
CONSERVATIVE               --------------------------------------------------------------------------------
INVESTORS FUND                1996     1995     1994      1993     1992     1991     1990        1989
--------------                ----     ----     ----      ----     ----     ----     ----        ----
Gross return..............   5.21%    20.40%   (4.10)%   10.76%    5.72%   19.87%    6.37%      3.09%
Net return................   4.57%    19.68%   (4.67)%   10.15%    5.09%   19.16%    5.73%      2.94%

                                                                YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------------------
BALANCED FUND                   1996     1995     1994      1993     1992     1991     1990      1989     1988     1987
-------------                   ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............     11.68%   19.75%   (8.02)%   12.28%   (2.84)%  41.26%    0.24 %   25.83%   13.27%   (0.85)%
Net return................     11.00%   19.03%   (8.57)%   11.64%   (3.42)%  40.42%   (0.36)%   25.08%   12.59%   (1.45)%

GROWTH INVESTORS FUND         1996     1995     1994      1993     1992     1991     1990        1989
---------------------         ----     ----     ----      ----     ----     ----     ----        ----
Gross return..............   12.61%   26.37%   (3.15)%   15.26%    4.90%   48.89%   10.66%      3.98%
Net return................   11.93%   25.62%   (3.73)%   14.58%    4.27%   48.01%   10.00%      3.82%


RATES OF RETURN:
SURVIVORSHIP 2000
-----------------
                                                                             AUGUST 17(A) TO
                                        YEARS ENDED DECEMBER 31,               DECEMBER 31,
                             -----------------------------------------------------------------
MONEY MARKET FUND               1996        1995        1994        1993           1992
-----------------               ----        ----        ----        ----           ----
Gross return..............      5.33%      5.74%       4.02%       3.00%          1.11%
Net return................      4.38%      4.80%       3.08%       2.04%          0.77%

INTERMEDIATE GOVERNMENT
SECURITIES FUND                 1996        1995        1994        1993           1992
---------------                 ----        ----        ----        ----           ----
Gross return..............      3.78%      13.33%     (4.37)%      10.58%         0.90%
Net return................      2.84%      12.31%     (5.23)%       9.55%         0.56%

                                                                 OCTOBER 1(A) TO
                                  YEARS ENDED DECEMBER 31,        DECEMBER 31,
                             -----------------------------------------------------
QUALITY BOND FUND               1996        1995        1994          1993
-----------------               ----        ----        ----          ----
Gross return..............      5.36%      17.02%     (5.10)%        (0.51)%
Net return................      4.41%      15.97%     (5.95)%        (0.73)%

                                                                            AUGUST 17(A) TO
                                        YEARS ENDED DECEMBER 31,              DECEMBER 31,
                             -----------------------------------------------------------------
HIGH YIELD FUND                 1996        1995        1994        1993          1992
---------------                 ----        ----        ----        ----          ----
Gross return..............     22.89%      19.92%     (2.79)%      23.15%         1.84%
Net return................     21.77%      18.84%     (3.66)%      22.04%         1.50%

                                                                OCTOBER 1(A) TO
                                  YEARS ENDED DECEMBER 31,        DECEMBER 31,
                             -----------------------------------------------------
GROWTH & INCOME FUND            1996        1995        1994          1993
--------------------            ----        ----        ----          ----
Gross return..............     20.09%      24.07%     (0.58)%        (0.25)%
Net return................     19.00%      22.96%     (1.47)%        (0.48)%

----------

*   Sales of Incentive Life 2000 and Champion 2000 commenced on March 2, 1992.  Sales of Incentive Life Plus Second Series commenced on September 15, 1995.

(a) Date as of which net premiums  under the policies were first  allocated to the Fund. The gross return and the net return for the periods indicated are not annual rates of return.

+   Formerly known as Equitable Variable Life Insurance Company Separate Account FP.

                                     FSA-16

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1996

                                      YEARS ENDED          MARCH 1(A) TO
                                     DECEMBER 31,          DECEMBER 31,
                             ---------------------------------------------
EQUITY INDEX FUND                 1996          1995           1994
-----------------                 ----          ----           ----
Gross return..............       22.39%        36.48%         1.08%
Net return................       21.28%        35.26%         0.33%

                                                                            AUGUST 17(A) TO
                                        YEARS ENDED DECEMBER 31,              DECEMBER 31,
                             -----------------------------------------------------------------
COMMON STOCK FUND               1996        1995        1994        1993          1992
-----------------               ----        ----        ----        ----          ----
Gross return..............     24.28%      32.45%     (2.14)%      24.84%          5.28%
Net return................     23.15%      31.26%     (3.02)%      23.70%          4.93%

GLOBAL FUND
-----------
Gross return..............     14.60%      18.81%      5.23%       32.09%          4.87%
Net return................     13.56%      17.75%      4.29%       30.93%          4.52%

AGGRESSIVE STOCK FUND
---------------------
Gross return..............     22.20%      31.63%     (3.81)%      16.77%         11.49%
Net return................     21.09%      30.46%     (4.68)%      15.70%         11.11%


                               YEARS ENDED       APRIL 3(A) TO
                              DECEMBER 31,        DECEMBER 31,
                             ----------------------------------
INTERNATIONAL FUND                1996               1995
------------------                ----               ----
Gross return..............        9.82%             11.29%
Net return................        8.82%             10.55%

ASSET ALLOCATION SERIES
                                                                            AUGUST 17(A) TO
                                        YEARS ENDED DECEMBER 31,              DECEMBER 31,
CONSERVATIVE INVESTORS       -----------------------------------------------------------------
FUND                            1996        1995        1994        1993          1992
----                            ----        ----        ----        ----          ----
Gross return..............      5.21%      20.40%     (4.10)%      10.76%         1.38%
Net return................      4.26%      19.32%     (4.96)%       9.81%         1.04%

BALANCED FUND                   1996        1995        1994        1993          1992
-------------                   ----        ----        ----        ----          ----
Gross return..............     11.68%      19.75%     (8.02)%      12.28%         5.37%
Net return................     10.67%      18.68%     (8.84)%      11.30%         5.02%

GROWTH INVESTORS FUND           1996        1995        1994        1993          1992
---------------------           ----        ----        ----        ----          ----
Gross return..............     12.61%      26.37%     (3.15)%      15.26%         6.89%
Net return................     11.59%      25.24%     (4.02)%      14.24%         6.53%

----------------
(a) Date as of which net premiums  under the policies were first  allocated to the Fund. The gross return and the net return for the periods indicated are not annual rates of return.

+   Formerly known as Equitable Variable Life Insurance Company Separate Account FP.

                                     FSA-17

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1996

RATES OF RETURN:
INCENTIVE LIFE PLUS ORIGINAL SERIES*(B)
---------------------------------------


                                           YEARS ENDED DECEMBER 31,
                               -------------------------------------------------
                                         1996                    1995
                                         ----                    ----
Money Market Fund..............         5.33%                    5.69%


Intermediate Government
Securities Fund................         3.78%                   13.31%


Quality Bond Fund..............         5.36%                   17.13%


High Yield Fund................         22.89%                  19.95%


Growth & Income Fund...........         20.09%                  24.38%


Equity Index Fund..............         22.38%                  36.53%


Common Stock Fund..............         24.28%                  33.07%


Global Fund....................         14.60%                  19.38%


                            YEAR ENDED DECEMBER 31, APRIL 30 TO DECEMBER 31, (A)
                            ----------------------------------------------------
                                         1996                    1995
                                         ----                    ----
International Fund.............         9.81%                   11.29%


                                           YEARS ENDED DECEMBER 31,
                            ----------------------------------------------------
                                         1996                    1995
                                         ----                    ----
Aggressive Stock Fund..........         22.20%                  33.00%


ASSET ALLOCATION SERIES
                                           YEARS ENDED DECEMBER 31,
                             ---------------------------------------------------
                                         1996                    1995
                                         ----                    ----

Conservative Investors Fund....         5.21%                   20.59%


Balanced Fund..................         11.68%                  20.32%


Growth Investors Fund..........         12.61%                  26.92%


---------------------------
*Sales of Incentive Life Plus Original Series commenced on January 6, 1995.

(a) Date as of which net premiums under the policies were first allocated to the Fund. The returns for the periods indicated are not annual rates of return.

(b) There are no Separate Account asset charges for this policy and therefore the gross and net rates of return are the same. The rate of return for the year ended December 31, 1995 indicated is not an annual rate of return.

+   Formerly known as Equitable  Variable Life Insurance Company Separate
    Account FP.

                                     FSA-18

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1996

RATES OF RETURN:
IL PROTECTOR*(b)
----------------



                                        AUGUST 5 TO DECEMBER 31,(A)
                                       ----------------------------
                                                  1996
                                                  ----
Money Market Fund.....................            2.98%


Intermediate Government
Securities Fund.......................           4.49%


Quality Bond Fund.....................           7.86%


High Yield Fund.......................           13.90%


Growth & Income Fund..................           15.63%


Equity Index Fund.....................           16.25%


Common Stock Fund.....................           17.44%


Global Fund...........................           6.78%


Inernational Fund.....................           2.11%


Aggressive Stock Fund.................           6.22%


ASSET ALLOCATION SERIES

                                        AUGUST 5 TO DECEMBER 31,(A)
                                       ----------------------------
                                                  1996
                                                  ----

Conservative Investors Fund...........           7.94%


Balanced Fund.........................           8.67%


Growth Investors Fund.................           9.38%


----------
*Sales of Incentive Life Protector commenced on August 5, 1996.

(a) Date as of which net premiums under the policies were first allocated to the Fund. The returns for the periods indicated are not annual rates of return.

(b) There are no Separate Account asset changes for this policy and therefore the gross and net rates of return are the same.

+   Formerly known as Equitable  Variable Life Insurance Company Separate
    Account FP.

                                     FSA-19

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+


NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1996

RATES OF RETURN:
SP-FLEX
-------

                                                                                                                 AUGUST 31(A) TO
                                                          YEARS ENDED DECEMBER 31,                                DECEMBER 31,
                             -----------------------------------------------------------------------------------------------------
MONEY MARKET FUND              1996     1995     1994      1993     1992     1991      1990     1989     1988         1987
-----------------              ----     ----     ----      ----     ----     ----      ----     ----     ----         ----
Gross return..............     5.33%    5.74%    4.02%    3.00%     3.56%    6.17%    8.24%     9.18%    7.32%        2.15%
Net return................     3.44%    3.86%    2.17%    1.13%     1.71%    4.29%    6.30%     7.24%    5.41%        1.62%


                                                                    APRIL 1(A)
                                                                       TO
                                    YEARS ENDED DECEMBER 31,       DECEMBER 31,
INTERMEDIATE GOVERNMENT      --------------------------------------------------
SECURITIES FUND               1996    1995    1994    1993    1992      1991
---------------               ----    ----    ----    ----    ----      ----
Gross return..............    3.78%  13.33% (4.37)%  10.58%  5.60%     12.10%
Net return................    1.91%  11.31% (6.08)%   8.57%  3.71%     10.59%


                                                           SEPTEMBER 1(A)
                                     YEARS ENDED                TO
                                     DECEMBER 31,           DECEMBER 31,
                             ----------------------------------------------
QUALITY BOND FUND                 1996           1995           1994
-----------------                 ----           ----           ----
Gross return..............        5.36%         17.02%         (2.20)%
Net return................        3.47%         14.94%         (2.35)%


                                                                                                                 AUGUST 31(A) TO
                                                          YEARS ENDED DECEMBER 31,                                DECEMBER 31,
                             -----------------------------------------------------------------------------------------------------
HIGH YIELD FUND                1996     1995     1994      1993     1992     1991      1990     1989     1988         1987
---------------                ----     ----     ----      ----     ----     ----      ----     ----     ----         ----
Gross return..............    22.89%   19.92%   (2.79)%   23.15%   12.31%   24.46%   (1.12)%    5.13%    9.73%        1.95%
Net return................    20.68%   17.79%   (4.52)%   20.96%   10.30%   22.25%   (2.89)%    3.26%    7.78%        1.39%



                                                            SEPTEMBER 1(A)
                                     YEARS ENDED                TO
                                     DECEMBER 31,           DECEMBER 31,
                             ----------------------------------------------
GROWTH & INCOME FUND              1996           1995           1994
--------------------              ----           ----           ----
Gross return..............       20.09%         24.07%         (3.40)%
Net return................       17.93%         21.87%         (3.55)%

EQUITY INDEX FUND                 1996           1995           1994
-----------------                 ----           ----           ----
Gross return..............       22.39%         36.48%         (2.54)%
Net return................       20.19%         34.06%         (2.69)%

                                                                                                                 AUGUST 31(A) TO
                                                          YEARS ENDED DECEMBER 31,                                DECEMBER 31,
                             -----------------------------------------------------------------------------------------------------
COMMON STOCK FUND              1996     1995     1994      1993     1992     1991      1990     1989     1988         1987
-----------------              ----     ----     ----      ----     ----     ----      ----     ----     ----         ----
Gross return..............    24.28%   32.45%   (2.14)%   24.84%    3.23%   37.87%   (8.12)%   25.59%   22.43%      (22.57)%
Net return................    22.04%   30.10%   (3.88)%   22.60%    1.38%   35.43%   (9.76)%   23.36%   20.26%      (23.00)%

GLOBAL FUND                    1996     1995     1994      1993     1992     1991      1990     1989     1988         1987
-----------                    ----     ----     ----      ----     ----     ----      ----     ----     ----         ----
Gross return..............    14.60%   18.81%    5.23%    32.09%   (0.50)%  30.55%   (6.07)%   26.93%   10.88%      (11.40)%
Net return................    12.54%   16.70%    3.36%    29.77%   (2.28)%  28.23%   (7.75)%   24.67%    8.90%      (11.86)%


                              YEARS ENDED   APRIL 3(A) TO
                              DECEMBER 31,  DECEMBER 31,
                             ------------------------------
INTERNATIONAL FUND                1996          1995
------------------                ----          ----
Gross return..............       9.82%         11.29%
Net return................       7.84%          9.82%

                                                                                                                 AUGUST 31(A) TO
                                                          YEARS ENDED DECEMBER 31,                                DECEMBER 31,
                             -----------------------------------------------------------------------------------------------------
AGGRESSIVE STOCK FUND          1996     1995     1994      1993     1992     1991      1990     1989     1988         1987
---------------------          ----     ----     ----      ----     ----     ----      ----     ----     ----         ----
Gross return..............    22.20%   31.63%   (3.81)%   16.77%   (3.16)%  86.86%    8.17%    43.50%    1.17 %     (24.28)%
Net return................    20.00%   29.30%   (5.53)%   14.67%   (4.89)%  83.54%    6.23%    40.95%   (0.66)%     (24.68)%

----------
(a) Date as of which net premiums  under the policies were first  allocated to the Fund. The gross return and the net return for the periods indicated are not annual rates of return.

+   Formerly known as Equitable Variable Life Insurance Company Separate Account FP.

                                     FSA-20

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1996



                                    YEARS ENDED            SEPTEMBER 1(A) TO
ASSET ALLOCATION SERIES            DECEMBER 31,               DECEMBER 31,
CONSERVATIVE INVESTORS  ------------------------------------------------------
FUND                          1996              1995              1994
----                          ----              ----              ----
Gross return..........        5.21%            20.40%           (1.83)%
Net return............        3.32%            18.26%           (1.98)%

                                                                                                                 AUGUST 31(A) TO
                                                        YEARS ENDED DECEMBER 31,                                  DECEMBER 31,
                        ----------------------------------------------------------------------------------------------------------
BALANCED FUND              1996     1995      1994      1993      1992     1991      1990      1989      1988         1987
-------------              ----     ----      ----      ----      ----     ----      ----      ----      ----         ----
Gross return..........    11.68%   19.75%   (8.02)%    12.28%    (2.83)%  41.27%    0.24 %    25.83%    13.27%      (20.26)%
Net return............     9.67%   17.62%   (9.66)%    10.31%    (4.57)%  38.75%   (1.56)%    23.59%    11.25%      (20.71)%


                                    YEARS ENDED            SEPTEMBER 1(A) TO
                                   DECEMBER 31,               DECEMBER 31,
GROWTH INVESTORS        ------------------------------------------------------
FUND                          1996              1995              1994
----                          ----              ----              ----
Gross return...........      12.61%            26.37%           (3.16)%
Net return.............      10.58%            24.12%           (3.31)%

----------

(a) Date as of which net premiums under the policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annual rates of return.

+   Formerly known as Equitable  Variable Life Insurance Company Separate
    Account FP.

                                     FSA-21

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholder of The Equitable Life Assurance Society of the United States

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings, of shareholder's equity and of cash flows present fairly, in all material respects, the financial position of The Equitable Life Assurance Society of the United States and its subsidiaries ("Equitable Life") at December 31, 1996 and 1995, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As discussed in Note 2 to the consolidated financial statements, Equitable Life changed its methods of accounting for long-duration participating life insurance contracts and long-lived assets in 1996, for loan impairments in 1995 and for postemployment benefits in 1994.


Price Waterhouse LLP
New York, New York
February 10, 1997
                                      F-1

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 1996 AND 1995

                                                                        1996                 1995
                                                                  -----------------    -----------------
                                                                              (IN MILLIONS)
ASSETS
Investments:
  Fixed maturities:
    Available for sale, at estimated fair value.................   $    18,077.0        $    15,899.9
  Mortgage loans on real estate.................................         3,133.0              3,638.3
  Equity real estate............................................         3,297.5              3,916.2
  Policy loans..................................................         2,196.1              1,976.4
  Investment in and loans to affiliates.........................           685.0                636.6
  Other equity investments......................................           597.3                621.1
  Other invested assets.........................................           288.7                706.1
                                                                  -----------------    -----------------
      Total investments.........................................        28,274.6             27,394.6
Cash and cash equivalents.......................................           538.8                774.7
Deferred policy acquisition costs...............................         3,104.9              3,075.8
Amounts due from discontinued GIC Segment.......................           996.2              2,097.1
Other assets....................................................         2,552.2              2,718.1
Closed Block assets.............................................         8,495.0              8,582.1
Separate Accounts assets........................................        29,646.1             24,566.6
                                                                  -----------------    -----------------
TOTAL ASSETS....................................................   $    73,607.8        $    69,209.0
                                                                  =================    =================

LIABILITIES
Policyholders' account balances.................................   $    21,865.6        $    21,911.2
Future policy benefits and other policyholders' liabilities.....         4,416.6              4,007.3
Short-term and long-term debt...................................         1,766.9              1,899.3
Other liabilities...............................................         2,785.1              3,380.7
Closed Block liabilities........................................         9,091.3              9,221.4
Separate Accounts liabilities...................................        29,598.3             24,531.0
                                                                  -----------------    -----------------
      Total liabilities.........................................        69,523.8             64,950.9
                                                                  -----------------    -----------------

Commitments and contingencies (Notes 10, 12, 13, 14 and 15)

SHAREHOLDER'S EQUITY
Common stock, $1.25 par value 2.0 million shares
  authorized, issued and outstanding............................             2.5                  2.5
Capital in excess of par value..................................         3,105.8              3,105.8
Retained earnings...............................................           798.7                788.4
Net unrealized investment gains.................................           189.9                396.5
Minimum pension liability.......................................           (12.9)               (35.1)
                                                                  -----------------    -----------------
      Total shareholder's equity................................         4,084.0              4,258.1
                                                                  -----------------    -----------------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY......................   $    73,607.8        $    69,209.0
                                                                  =================    =================

                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                                                1996               1995               1994
                                                          -----------------  -----------------  -----------------
                                                                              (IN MILLIONS)
REVENUES
Universal life and investment-type product policy fee
  income................................................   $      874.0       $       788.2      $       715.0
Premiums................................................          597.6               606.8              625.6
Net investment income...................................        2,175.9             2,088.2            1,998.6
Investment (losses) gains, net..........................           (9.8)                5.3               91.8
Commissions, fees and other income......................        1,081.8               897.1              847.4
Contribution from the Closed Block......................          125.0               143.2              137.0
                                                          -----------------  -----------------  -----------------

      Total revenues....................................        4,844.5             4,528.8            4,415.4
                                                          -----------------  -----------------  -----------------

BENEFITS AND OTHER DEDUCTIONS
Interest credited to policyholders' account balances....        1,270.2             1,248.3            1,201.3
Policyholders' benefits.................................        1,317.7             1,008.6              914.9
Other operating costs and expenses......................        2,048.0             1,775.8            1,857.7
                                                          -----------------  -----------------  -----------------

      Total benefits and other deductions...............        4,635.9             4,032.7            3,973.9
                                                          -----------------  -----------------  -----------------

Earnings from continuing operations before Federal
  income taxes, minority interest and cumulative
  effect of accounting change...........................          208.6               496.1              441.5
Federal income taxes....................................            9.7               120.5              100.2
Minority interest in net income of consolidated
  subsidiaries..........................................           81.7                62.8               50.4
                                                          -----------------  -----------------  -----------------
Earnings from continuing operations before
  cumulative effect of accounting change................          117.2               312.8              290.9
Discontinued operations, net of Federal income taxes....          (83.8)                -                  -
Cumulative effect of accounting change, net of Federal
  income taxes..........................................          (23.1)                -                (27.1)
                                                          -----------------  -----------------  -----------------

Net Earnings............................................   $       10.3       $       312.8      $       263.8
                                                          =================  =================  =================


                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                 CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                                                      1996               1995               1994
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)

Common stock, at par value, beginning and end of year.........   $        2.5       $         2.5      $         2.5
                                                                -----------------  -----------------  -----------------

Capital in excess of par value, beginning of year as
  previously reported.........................................        2,913.6             2,913.6            2,613.6
Cumulative effect on prior years of retroactive restatement
  for accounting change.......................................          192.2               192.2              192.2
                                                                -----------------  -----------------  -----------------
Capital in excess of par value, beginning of year as restated.        3,105.8             3,105.8            2,805.8
Additional capital in excess of par value.....................            -                   -                300.0
                                                                -----------------  -----------------  -----------------
Capital in excess of par value, end of year...................        3,105.8             3,105.8            3,105.8
                                                                -----------------  -----------------  -----------------

Retained earnings, beginning of year as previously reported...          781.6               484.0              217.6
Cumulative effect on prior years of retroactive restatement
  for accounting change.......................................            6.8                (8.4)              (5.8)
                                                                -----------------  -----------------  -----------------
Retained earnings, beginning of year as restated..............          788.4               475.6              211.8
Net earnings..................................................           10.3               312.8              263.8
                                                                -----------------  -----------------  -----------------
Retained earnings, end of year................................          798.7               788.4              475.6
                                                                -----------------  -----------------  -----------------

Net unrealized investment gains (losses), beginning of year
  as previously reported......................................          338.2              (203.0)             131.9
Cumulative effect on prior years of retroactive restatement
  for accounting change.......................................           58.3               (17.5)              12.7
                                                                -----------------  -----------------  -----------------
Net unrealized investment gains (losses), beginning of
  year as restated............................................          396.5              (220.5)             144.6
Change in unrealized investment (losses) gains................         (206.6)              617.0             (365.1)
                                                                -----------------  -----------------  -----------------
Net unrealized investment gains (losses), end of year.........          189.9               396.5             (220.5)
                                                                -----------------  -----------------  -----------------

Minimum pension liability, beginning of year..................          (35.1)               (2.7)             (15.0)
Change in minimum pension liability...........................           22.2               (32.4)              12.3
                                                                -----------------  -----------------  -----------------
Minimum pension liability, end of year........................          (12.9)              (35.1)              (2.7)
                                                                -----------------  -----------------  -----------------

TOTAL SHAREHOLDER'S EQUITY, END OF YEAR.......................   $    4,084.0       $     4,258.1      $     3,360.7
                                                                =================  =================  =================


                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                                                      1996               1995               1994
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)

Net earnings..................................................   $       10.3       $       312.8      $       263.8
Adjustments to reconcile net earnings to net cash
  provided by operating activities:
  Interest credited to policyholders' account balances........        1,270.2             1,248.3            1,201.3
  Universal life and investment-type policy fee income........         (874.0)             (788.2)            (715.0)
  Investment losses (gains)...................................            9.8                (5.3)             (91.8)
  Change in Federal income taxes payable......................         (197.1)              221.6               38.3
  Other, net..................................................          364.4               127.3              (19.4)
                                                                -----------------  -----------------  -----------------

Net cash provided by operating activities.....................          583.6             1,116.5              677.2
                                                                -----------------  -----------------  -----------------

Cash flows from investing activities:
  Maturities and repayments...................................        2,275.1             1,897.4            2,323.8
  Sales.......................................................        8,964.3             8,867.1            5,816.6
  Return of capital from joint ventures and limited
    partnerships..............................................           78.4                65.2               39.0
  Purchases...................................................      (12,559.6)          (11,675.5)          (7,564.7)
  Decrease (increase) in loans to discontinued GIC Segment....        1,017.0             1,226.9              (40.0)
  Other, net..................................................           56.7              (624.7)            (478.1)
                                                                -----------------  -----------------  -----------------

Net cash (used) provided by investing activities..............         (168.1)             (243.6)              96.6
                                                                -----------------  -----------------  -----------------

Cash flows from financing activities:
  Policyholders' account balances:
    Deposits..................................................        1,925.4             2,586.5            2,082.5
    Withdrawals...............................................       (2,385.2)           (2,657.1)          (2,864.4)
  Net decrease in short-term financings.......................            (.3)              (16.4)            (173.0)
  Additions to long-term debt.................................            -                 599.7               51.8
  Repayments of long-term debt................................         (124.8)              (40.7)            (199.8)
  Proceeds from issuance of Alliance units....................            -                   -                100.0
  Payment of obligation to fund accumulated deficit of
    discontinued GIC Segment..................................            -              (1,215.4)               -
  Capital contribution from the Holding Company...............            -                   -                300.0
  Other, net..................................................          (66.5)              (48.4)              26.5
                                                                -----------------  -----------------  -----------------

Net cash (used) by financing activities.......................         (651.4)             (791.8)            (676.4)
                                                                -----------------  -----------------  -----------------

Change in cash and cash equivalents...........................         (235.9)               81.1               97.4
Cash and cash equivalents, beginning of year..................          774.7               693.6              596.2
                                                                -----------------  -----------------  -----------------

Cash and Cash Equivalents, End of Year........................   $      538.8       $       774.7      $       693.6
                                                                =================  =================  =================

Supplemental cash flow information
  Interest Paid...............................................   $      109.9       $        89.6      $        34.9
                                                                =================  =================  =================
  Income Taxes (Refunded) Paid................................   $      (10.0)      $       (82.7)     $        49.2
                                                                =================  =================  =================


                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


 1)     ORGANIZATION

        The Equitable Life Assurance Society of the United States ("Equitable Life") converted to a stock life insurance company on July 22, 1992 and became a wholly owned subsidiary of The Equitable Companies Incorporated (the "Holding Company"). Equitable Life's insurance business is conducted principally by Equitable Life and its wholly owned life insurance subsidiary, Equitable Variable Life Insurance Company ("EVLICO"). Effective January 1, 1997, EVLICO was merged into Equitable Life, which will continue to conduct the Company's insurance business. Equitable Life's investment management business, which comprises the Investment Services segment, is conducted principally by Alliance Capital Management L.P. ("Alliance"), Equitable Real Estate Investment Management, Inc. ("EREIM") and Donaldson, Lufkin & Jenrette, Inc. ("DLJ"), an investment banking and brokerage affiliate. AXA-UAP ("AXA"), a French holding company for an international group of insurance and related financial services companies, is the Holding Company's largest shareholder, owning approximately 60.8% at December 31, 1996 (63.6% assuming conversion of Series E Convertible Preferred Stock held by AXA and 54.4% if all securities convertible into, and options on, common stock were to be converted or exercised).

 2)     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Basis of Presentation and Principles of Consolidation
        -----------------------------------------------------

        The accompanying consolidated financial statements are prepared in conformity with generally accepted accounting principles ("GAAP").

        The accompanying consolidated financial statements include the accounts of Equitable Life and its wholly owned life insurance subsidiaries (collectively, the "Insurance Group"); non-insurance subsidiaries, principally Alliance, an investment advisory subsidiary, and EREIM, a real estate investment management subsidiary; and those partnerships and joint ventures in which Equitable Life or its subsidiaries has control and a majority economic interest (collectively, including its consolidated subsidiaries, the "Company"). The Company's investment in DLJ is reported on the equity basis of accounting. Closed Block assets and liabilities and results of operations are presented in the consolidated financial statements as single line items (see Note 6). Unless specifically stated, all disclosures contained herein supporting the consolidated financial statements exclude the Closed Block related amounts.

        The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

        All significant intercompany transactions and balances have been eliminated in consolidation other than intercompany transactions and balances with the Closed Block and the discontinued Guaranteed Interest Contract ("GIC") Segment (see Note 7).

        The years "1996," "1995" and "1994" refer to the years ended December 31, 1996, 1995 and 1994, respectively.

        Certain reclassifications have been made in the amounts presented for prior periods to conform these periods with the 1996 presentation.

        Closed Block
        ------------

        As of July 22, 1992, Equitable Life established the Closed Block for the benefit of certain classes of individual participating policies for which Equitable Life had a dividend scale payable in 1991 and which were in force on that date. Assets were allocated to the Closed Block in an amount which, together with anticipated revenues from policies included in the Closed Block, was reasonably expected to be sufficient to support such business, including provision for payment of claims, certain expenses and taxes, and for continuation of dividend scales payable in 1991, assuming the experience underlying such scales continues.

        Assets allocated to the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block and will not revert to the benefit of the Holding Company. The plan of demutualization prohibits the reallocation, transfer, borrowing or lending of assets between the Closed Block and other portions of Equitable Life's General Account, any of its Separate Accounts or to any affiliate of Equitable Life without the approval of the New York Superintendent of Insurance (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account. The excess of Closed Block liabilities over Closed Block assets represents the expected future post-tax contribution from the Closed Block which would be recognized in income over the period the policies and contracts in the Closed Block remain in force.

        Discontinued Operations
        -----------------------

        In 1991, the Company's management adopted a plan to discontinue the business operations of the GIC Segment, consisting of the Group Non-Participating Wind-Up Annuities ("Wind-Up Annuities") and Guaranteed Interest Contract ("GIC") lines of business. The Company established a pre-tax provision for the estimated future losses of the GIC line of business and a premium deficiency reserve for the Wind-Up Annuities. Subsequent losses incurred have been charged to the two loss provisions. Management reviews the adequacy of the allowance and reserve each quarter. During the fourth quarter 1996 review, management determined it was necessary to increase the allowance for expected future losses of the GIC Segment. Management believes the loss provisions for GIC contracts and Wind-Up Annuities at December 31, 1996 are adequate to provide for all future losses; however, the determination of loss provisions continues to involve numerous estimates and subjective judgments regarding the expected performance of discontinued operations investment assets. There can be no assurance the losses provided for will not differ from the losses ultimately realized (See Note 7).

        Accounting Changes
        ------------------

        In 1996, the Company changed its method of accounting for long-duration participating life insurance contracts, primarily within the Closed Block, in accordance with the provisions prescribed by Statement of
        Financial Accounting Standards ("SFAS") No. 120, "Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts". The effect of this change, including the impact on the Closed Block, was to increase earnings from continuing operations before cumulative effect of accounting change by $19.2 million, net of Federal income taxes of $10.3 million for 1996. The financial statements for 1995 and 1994 have been retroactively restated for the change which resulted in an increase (decrease) in earnings before cumulative effect of accounting change of $15.2 million, net of Federal income taxes of $8.2 million, and $(2.6) million, net of Federal income tax benefit of $1.0 million, respectively. Shareholder's equity increased $199.1 million as of January 1, 1994 for the effect of retroactive application of the new method. (See "Deferred Policy Acquisition Costs," "Policyholders' Account Balances and Future Policy Benefits" and Note 6.)

        The Company implemented SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," as of January 1, 1996. The statement requires long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate the carrying value of such assets may not be recoverable. Effective with SFAS No. 121's adoption, impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net. Before implementing SFAS No. 121, valuation allowances on real estate held for the production of income were computed using the forecasted cash flows of the respective properties discounted at a rate equal to the Company's cost of funds. The adoption of the statement resulted in the release of valuation allowances of $152.4 million and recognition of impairment losses of $144.0 million on real estate held and used. Real estate which management has committed to disposing of by sale or abandonment is classified as real estate to be disposed of. Valuation allowances on real estate to be disposed of continue to be computed using the lower of estimated fair value or depreciated cost, net of disposition costs. Implementation of the SFAS No. 121 impairment requirements relative to other assets to be disposed of resulted in a charge for the cumulative effect of an accounting change of $23.1 million, net of a Federal income tax benefit of $12.4 million, due to the writedown to fair value of building improvements relating to facilities being vacated beginning in 1996.

        In the  first  quarter  of 1995,  the  Company  adopted  SFAS  No.  114,
        "Accounting by Creditors for Impairment of a Loan". This statement applies to all loans, including loans restructured in a troubled debt restructuring involving a modification of terms. This statement addresses the accounting for impairment of a loan by specifying how allowances for credit losses should be determined. Impaired loans within the scope of this statement are measured based on the present value of expected future cash flows discounted at the loan's effective interest rate, at the loan's observable market price or the fair value of the collateral if the loan is collateral dependent. The Company provides for impairment of loans through an allowance for possible losses. The adoption of this statement did not have a material effect on the level of these allowances or on the Company's consolidated statements of earnings and shareholder's equity.

        Beginning coincident with issuance of SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities," implementation guidance in November 1995, the Financial Accounting Standards Board ("FASB") permitted companies a one-time opportunity, through December 31, 1995, to reassess the appropriateness of the classification of all securities held at that time. On December 1, 1995, the Company transferred $4,794.9 million of securities classified as held to maturity to the available for sale portfolio. As a result, consolidated shareholder's equity increased by $149.4 million, net of deferred policy acquisition costs ("DAC"), amounts attributable to participating group annuity contracts and deferred Federal income taxes.

        In the fourth quarter of 1994 (effective as of January 1, 1994), the Company adopted SFAS No. 112, "Employers' Accounting for Postemployment Benefits," which required employers to recognize the obligation to provide postemployment benefits. Implementation of this statement resulted in a charge for the cumulative effect of accounting change of $27.1 million, net of a Federal income tax benefit of $14.6 million.

        New Accounting Pronouncements
        -----------------------------

        The FASB issued SFAS No. 123, "Accounting for Stock-Based Compensation," which permits entities to recognize as expense over the vesting period the fair value of all stock-based awards on the date of grant or, alternatively, to continue to apply the provisions of Accounting Principles Board ("APB") Opinion No. 25, "Accounting for Stock Issued to Employees," and related interpretations. Companies which elect to continue to apply APB Opinion No. 25 must provide pro forma net income disclosures for employee stock option grants made in 1995 and future years as if the fair-value-based method defined in SFAS No. 123 had been applied. The Company accounts for stock option plans sponsored by the Holding Company, DLJ and Alliance in accordance with the provisions of APB Opinion No. 25 (see Note 21).

        In June 1996, the FASB issued SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities". SFAS No. 125 specifies the accounting and reporting requirements for transfers of financial assets, the recognition and measurement of servicing assets and liabilities and extinguishments of liabilities. SFAS No. 125 is effective for transactions occurring after December 31, 1996 and is to be applied prospectively. In December 1996, the FASB issued SFAS No. 127, "Deferral of the Effective Date of Certain Provisions of FASB Statement No. 125," which defers for one year the effective date of provisions relating to secured borrowings and collateral and transfers of financial assets that are part of repurchase agreements, dollar-roll, securities lending and similar transactions. Management has not yet determined the effect of implementing SFAS No. 125.

        Valuation of Investments
        ------------------------

        Fixed maturities identified as available for sale are reported at estimated fair value. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary.

        Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Effective with the adoption of SFAS No. 114 on January 1, 1995, the valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the measurement method used is collateral value. Prior to the adoption of SFAS No. 114, the valuation allowances were based on losses expected by management to be realized on transfers of mortgage loans to real estate (upon foreclosure or in-substance foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans management believed may not be collectible in full. In establishing valuation allowances, management previously considered, among other things the estimated fair value of the underlying collateral.

        Real estate, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses) net. Valuation allowances on real estate available for sale are computed using the lower of current estimated fair value or depreciated cost, net of disposition costs. Prior to the adoption of SFAS No. 121, valuation allowances on real estate held for the production of income were computed using the forecasted cash flows of the respective properties discounted at a rate equal to the Company's cost of funds.

        Policy loans are stated at unpaid principal balances.

        Partnerships and joint venture interests in which the Company does not have control and a majority economic interest are reported on the equity basis of accounting and are included either with equity real estate or other equity investments, as appropriate.

        Common stocks are carried at estimated fair value and are included in other equity investments.

        Short-term investments are stated at amortized cost which approximates fair value and are included with other invested assets.

        Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

        All securities are recorded in the consolidated financial statements on a trade date basis.

        Investment Results and Unrealized Investment Gains (Losses)
        -----------------------------------------------------------

        Net investment income and realized investment gains and losses (collectively, "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are reflected as interest credited to policyholders' account balances.

        Realized investment gains and losses are determined by specific identification and are presented as a component of revenue. Valuation allowances are netted against the asset categories to which they apply and changes in the valuation allowances are included in investment gains or losses.

        Unrealized investment gains and losses on fixed maturities available for sale and equity securities held by the Company are accounted for as a separate component of shareholder's equity, net of related deferred Federal income taxes, amounts attributable to the discontinued GIC Segment, participating group annuity contracts, and DAC related to universal life and investment-type products and participating traditional life contracts.

        Recognition of Insurance Income and Related Expenses
        ----------------------------------------------------

        Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

        Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

        For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as income when due with any excess profit deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

        Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

        Deferred Policy Acquisition Costs
        ---------------------------------

        The costs of acquiring new business, principally commissions, underwriting, agency and policy issue expenses, all of which vary with and are primarily related to the production of new business, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

        For universal life products and investment-type products, DAC is amortized over the expected total life of the contract group (periods ranging from 15 to 35 years and 5 to 17 years, respectively) as a constant percentage of estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. The effect on the amortization of DAC of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to unrealized gains (losses) in consolidated shareholder's equity as of the balance sheet date.

        For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group (40 years) as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 1996, the expected investment yield ranged from 7.30% grading to 7.68% over 13 years. Estimated gross margin includes anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. Deviations of actual results from estimated experience are reflected in earnings in the period such deviations occur. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to unrealized gains (losses) in consolidated shareholder's equity as of the balance sheet date.

        For non-participating traditional life and annuity policies with life contingencies, DAC is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy.

        For individual health benefit insurance, DAC is amortized over the expected average life of the contracts (10 years for major medical policies and 20 years for disability income ("DI") products) in proportion to anticipated premium revenue at time of issue. In the fourth quarter of 1996, the DAC related to DI contracts issued prior to July 1993 was written off.

        Policyholders' Account Balances and Future Policy Benefits
        ----------------------------------------------------------

        Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

        For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

        For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience which, together with interest and expense assumptions, include a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 11.5% for life insurance liabilities and from 2.25% to 13.5% for annuity liabilities.

        During the fourth quarter of 1996, a loss recognition study on participating group annuity contracts and conversion annuities ("Pension Par") was completed which included management's revised estimate of assumptions, including expected mortality and future investment returns. The study's results prompted management to establish a premium deficiency reserve which decreased earnings from continuing operations and net earnings by $47.5 million ($73.0 million pre-tax).

        Individual health benefit liabilities for active lives are estimated using the net level premium method, and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

        During  the  fourth  quarter  of  1996,  the  Company  completed  a loss recognition study of the DI business which incorporated management's revised estimates of future experience with regard to morbidity, investment returns, claims and administration expenses and other factors. The study indicated DAC was not recoverable and the reserves were not sufficient. Earnings from continuing operations and net earnings decreased by $208.0 million ($320.0 million pre-tax) as a result of strengthening DI reserves by $175.0 million and writing off unamortized DAC of $145.0 million. The determination of DI reserves requires making assumptions and estimates relating to a variety of factors, including morbidity and interest rates, claims experience and lapse rates based on then known facts and circumstances. Such factors as claim incidence and termination rates can be affected by changes in the economic, legal and regulatory environments and work ethic. While management believes its DI reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

        Claim reserves and associated liabilities for individual disability income and major medical policies were $711.8 million and $639.6 million at December 31, 1996 and 1995, respectively (excluding $175.0 million of reserve strengthening in 1996). Incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies (excluding $175.0 million of reserve strengthening in 1996) are summarized as follows:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Incurred benefits related to current year..........  $       189.0       $      176.0       $      188.6
        Incurred benefits related to prior years...........           69.1               67.8               28.7
                                                            -----------------   ----------------   -----------------
        Total Incurred Benefits............................  $       258.1       $      243.8       $      217.3
                                                            =================   ================   =================
        Benefits paid related to current year..............  $        32.6       $       37.0       $       43.7
        Benefits paid related to prior years...............          153.3              137.8              132.3
                                                            -----------------   ----------------   -----------------
        Total Benefits Paid................................  $       185.9       $      174.8       $      176.0
                                                            =================   ================   =================

        Policyholders' Dividends
        ------------------------

        The amount of policyholders' dividends to be paid (including those on policies included in the Closed Block) is determined annually by
        Equitable   Life's  Board  of  Directors.   The   aggregate   amount  of
        policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by Equitable Life.

        Equitable Life is subject to limitations on the amount of statutory profits which can be retained with respect to certain classes of individual participating policies that were in force on July 22, 1992 which are not included in the Closed Block and with respect to participating policies issued subsequent to July 22, 1992. Excess statutory profits, if any, will be distributed over time to such policyholders and will not be available to Equitable Life's shareholder. Earnings in excess of limitations, if any, would be accrued as policyholders' dividends.

        At December 31, 1996, participating policies, including those in the Closed Block, represent approximately 24.2% ($52.3 billion) of directly written life insurance in force, net of amounts ceded.

        Federal Income Taxes
        --------------------

        The Company files a consolidated Federal income tax return with the Holding Company and its non-life insurance subsidiaries. Current Federal income taxes were charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities were recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

        Separate Accounts
        -----------------

        Separate Accounts are established in conformity with the New York State Insurance Law and generally are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent the value of such assets exceeds the Separate Accounts liabilities.

        Assets and liabilities of the Separate Accounts, representing net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk, are shown as separate captions in the consolidated balance sheets. The Insurance Group bears the investment risk on assets held in one Separate Account, therefore, such assets are carried on the same basis as similar assets held in the General Account portfolio. Assets held in the other Separate Accounts are carried at quoted market values or, where quoted values are not available, at estimated fair values as determined by the Insurance Group.

        The investment results of Separate Accounts on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities. For 1996, 1995 and 1994, investment results of such Separate Accounts were $2,970.6 million, $1,963.2 million and $665.2 million, respectively.

        Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all Separate Accounts are included in revenues.

 3)     INVESTMENTS

        The following tables provide additional information relating to fixed maturities and equity securities:

                                                                        GROSS               GROSS
                                                   AMORTIZED          UNREALIZED         UNREALIZED         ESTIMATED
                                                      COST              GAINS              LOSSES           FAIR VALUE
                                                -----------------  -----------------   ----------------   ---------------
                                                                             (IN MILLIONS)
        DECEMBER 31, 1996
        -----------------
        Fixed Maturities:
          Available for Sale:
            Corporate..........................  $    13,645.2      $       451.5       $      121.0       $   13,975.7
            Mortgage-backed....................        2,015.9               11.2               20.3            2,006.8
            U.S. Treasury securities and
              U.S. government and
              agency securities................        1,539.4               39.2               19.3            1,559.3
            States and political subdivisions..           77.0                4.5                -                 81.5
            Foreign governments................          302.6               18.0                2.2              318.4
            Redeemable preferred stock.........          139.1                3.3                7.1              135.3
                                                -----------------  -----------------   ----------------   ---------------
        Total Available for Sale...............  $    17,719.2      $       527.7       $      169.9       $   18,077.0
                                                =================  =================   ================   ===============
        Equity Securities:
          Common stock.........................  $        98.7      $        49.3       $       17.7       $      130.3
                                                =================  =================   ================   ===============

        December 31, 1995
        -----------------
        Fixed Maturities:
          Available for Sale:
            Corporate..........................  $    10,910.7      $       617.6       $      118.1       $   11,410.2
            Mortgage-backed....................        1,838.0               31.2                1.2            1,868.0
            U.S. Treasury securities and
              U.S. government and
              agency securities................        2,257.0               77.8                4.1            2,330.7
            States and political subdivisions..           45.7                5.2                -                 50.9
            Foreign governments................          124.5               11.0                 .2              135.3
            Redeemable preferred stock.........          108.1                5.3                8.6              104.8
                                                -----------------  -----------------   ----------------   ---------------
        Total Available for Sale...............  $    15,284.0      $       748.1       $      132.2       $   15,899.9
                                                =================  =================   ================   ===============
        Equity Securities:
          Common stock.........................  $        97.3      $        49.1       $       18.0       $      128.4
                                                =================  =================   ================   ===============

        For publicly traded fixed maturities and equity securities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, the Company has determined an estimated fair value using a discounted cash flow approach, including provisions for credit risk, generally based upon the assumption such securities will be held to maturity. Estimated fair value for equity securities, substantially all of which do not have a readily ascertainable market value, has been determined by the Company. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the consolidated balance sheets. At December 31, 1996 and 1995, securities without a readily ascertainable market value having an amortized cost of $3,915.7 million and $3,748.9 million, respectively, had estimated fair values of $4,024.6 million and $3,981.8 million, respectively.

        The contractual maturity of bonds at December 31, 1996 is shown below:

                                                   AVAILABLE FOR SALE
                                           ------------------------------------
                                              AMORTIZED          ESTIMATED
                                                COST             FAIR VALUE
                                           ----------------   -----------------
                                                      (IN MILLIONS)

        Due in one year or less...........  $      539.6       $      542.5
        Due in years two through five.....       2,776.2            2,804.0
        Due in years six through ten......       6,044.7            6,158.1
        Due after ten years...............       6,203.7            6,430.3
        Mortgage-backed securities........       2,015.9            2,006.8
                                           ----------------   -----------------
        Total.............................  $   17,580.1       $   17,941.7
                                           ================   =================

        Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

        The Insurance Group's fixed maturity investment portfolio includes corporate high yield securities consisting of public high yield bonds, redeemable preferred stocks and directly negotiated debt in leveraged buyout transactions. The Insurance Group seeks to minimize the higher than normal credit risks associated with such securities by monitoring the total investments in any single issuer or total investment in a particular industry group. Certain of these corporate high yield securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa or National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 1996, approximately 14.20% of the $17,563.7 million aggregate amortized cost of bonds held by the Insurance Group were considered to be other than investment grade.

        In addition to its holdings of corporate high yield securities, the Insurance Group is an equity investor in limited partnership interests which primarily invest in securities considered to be other than investment grade.

        The Company has restructured or modified the terms of certain fixed maturity investments. The fixed maturity portfolio includes amortized costs of $5.5 million and $15.9 million at December 31, 1996 and 1995, respectively, of such restructured securities. These amounts include fixed maturities which are in default as to principal and/or interest payments, are to be restructured pursuant to commenced negotiations or where the borrowers went into bankruptcy subsequent to acquisition (collectively, "problem fixed maturities") of $2.2 million and $1.6 million as of December 31, 1996 and 1995, respectively. Gross interest income that would have been recorded in accordance with the original terms of restructured fixed maturities amounted to $1.4 million, $3.0 million and $7.5 million in 1996, 1995 and 1994, respectively. Gross interest income on these fixed maturities included in net investment income aggregated $1.3 million, $2.9 million and $6.8 million in 1996, 1995 and 1994, respectively.

        Investment valuation allowances and changes thereto are shown below:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Balances, beginning of year........................  $       325.3       $      284.9       $      355.6
        SFAS No. 121 release...............................         (152.4)               -                  -
        Additions charged to income........................          125.0              136.0               51.0
        Deductions for writedowns and
          asset dispositions...............................         (160.8)             (95.6)            (121.7)
                                                            -----------------   ----------------   -----------------
        Balances, End of Year..............................  $       137.1       $      325.3       $      284.9
                                                            =================   ================   =================
        Balances, end of year comprise:
          Mortgage loans on real estate....................  $        50.4       $       65.5       $       64.2
          Equity real estate...............................           86.7              259.8              220.7
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       137.1       $      325.3       $      284.9
                                                            =================   ================   =================

        At December 31, 1996, the carrying values of investments held for the production of income which were non-income producing for the twelve months preceding the consolidated balance sheet date were $25.0 million of fixed maturities and $2.6 million of mortgage loans on real estate.

        At December 31, 1996 and 1995, mortgage loans on real estate with scheduled payments 60 days (90 days for agricultural mortgages) or more past due or in foreclosure (collectively, "problem mortgage loans on real estate") had an amortized cost of $12.4 million (0.4% of total mortgage loans on real estate) and $87.7 million (2.4% of total mortgage loans on real estate), respectively.

        The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $388.3 million and $531.5 million at December 31, 1996 and 1995, respectively. These amounts include $1.0 million and $3.8 million of problem mortgage loans on real estate at December 31, 1996 and 1995, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $35.5 million, $52.1 million and $44.9 million in 1996, 1995 and 1994, respectively. Gross interest income on these loans included in net investment income aggregated $28.2 million, $37.4 million and $32.8 million in 1996, 1995 and 1994, respectively.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                                         DECEMBER 31,
                                                                            ----------------------------------------
                                                                                   1996                 1995
                                                                            -------------------  -------------------
                                                                                         (IN MILLIONS)

        Impaired mortgage loans with provision for losses..................  $        340.0       $        310.1
        Impaired mortgage loans with no provision for losses...............           122.3                160.8
                                                                            -------------------  -------------------
        Recorded investment in impaired mortgage loans.....................           462.3                470.9
        Provision for losses...............................................            46.4                 62.7
                                                                            -------------------  -------------------
        Net Impaired Mortgage Loans........................................  $        415.9       $        408.2
                                                                            ===================  ===================

        Impaired mortgage loans with no provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

        During 1996 and 1995, respectively, the Company's average recorded investment in impaired mortgage loans was $552.1 million and $429.0 million. Interest income recognized on these impaired mortgage loans totaled $38.8 million and $27.9 million for 1996 and 1995, respectively, including $17.9 million and $13.4 million recognized on a cash basis.

        The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 1996 and 1995, the carrying value of equity real estate available for sale amounted to $345.6 million and $255.5 million, respectively. For 1996, 1995 and 1994, respectively, real estate of $58.7 million, $35.3 million and $189.8 million was acquired in satisfaction of debt. At December 31, 1996 and 1995, the Company owned $771.7 million and $862.7 million, respectively, of real estate acquired in satisfaction of debt.

        Depreciation of real estate is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years. Accumulated depreciation on real estate was $587.5 million and $662.4 million at December 31, 1996 and 1995, respectively. Depreciation expense on real estate totaled $91.8 million, $121.7 million and $117.0 million for 1996, 1995 and 1994, respectively. As a result of the implementation of SFAS No. 121, during 1996 no depreciation expense has been recorded on real estate available for sale.

 4)     JOINT VENTURES AND PARTNERSHIPS

        Summarized combined financial information of real estate joint ventures (34 and 38 individual ventures as of December 31, 1996 and 1995, respectively) and of limited partnership interests accounted for under the equity method, in which the Company has an investment of $10.0 million or greater and an equity interest of 10% or greater is as follows:

                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     1996                1995
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)
        FINANCIAL POSITION
        Investments in real estate, at depreciated cost........................  $    1,883.7       $    2,684.1
        Investments in securities, generally at estimated fair value...........       2,430.6            2,459.8
        Cash and cash equivalents..............................................          98.0              489.1
        Other assets...........................................................         427.0              270.8
                                                                                ----------------   -----------------
        Total assets...........................................................       4,839.3            5,903.8
                                                                                ----------------   -----------------
        Borrowed funds - third party...........................................       1,574.3            1,782.3
        Borrowed funds - the Company...........................................         137.9              220.5
        Other liabilities......................................................         415.8              593.9
                                                                                ----------------   -----------------
        Total liabilities......................................................       2,128.0            2,596.7
                                                                                ----------------   -----------------

        Partners' Capital......................................................  $    2,711.3       $    3,307.1
                                                                                ================   =================

        Equity in partners' capital included above.............................  $      806.8       $      902.2
        Equity in limited partnership interests not included above.............         201.8              212.8
        Other..................................................................           9.8                8.9
                                                                                ----------------   -----------------
        Carrying Value.........................................................  $    1,018.4       $    1,123.9
                                                                                ================   =================

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        STATEMENTS OF EARNINGS
        Revenues of real estate joint ventures.............  $       348.9       $      463.5       $      537.7
        Revenues of other limited partnership interests....          386.1              242.3              103.4
        Interest expense - third party.....................         (111.0)            (135.3)            (114.9)
        Interest expense - the Company.....................          (30.0)             (41.0)             (36.9)
        Other expenses.....................................         (282.5)            (397.7)            (430.9)
                                                            -----------------   ----------------   -----------------
        Net Earnings.......................................  $       311.5       $      131.8       $       58.4
                                                            =================   ================   =================
        Equity in net earnings included above..............  $        73.9       $       49.1       $       18.9
        Equity in net earnings of limited partnerships
          interests not included above.....................           35.8               44.8               25.3
        Other..............................................             .9                1.0                1.8
                                                            -----------------   ----------------   -----------------
        Total Equity in Net Earnings.......................  $       110.6       $       94.9       $       46.0
                                                            =================   ================   =================

 5)     NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

        The sources of net investment income are summarized as follows:

                                                   1996               1995                1994
                                             -----------------   ----------------   -----------------
                                                                  (IN MILLIONS)

        Fixed maturities....................  $     1,307.4       $    1,151.1       $    1,036.5
        Mortgage loans on real estate.......          303.0              329.0              385.7
        Equity real estate..................          442.4              560.4              561.8
        Other equity investments............           94.3               76.9               36.1
        Policy loans........................          160.3              144.4              122.7
        Other investment income.............          217.4              273.0              322.4
                                             -----------------   ----------------   -----------------

          Gross investment income...........        2,524.8            2,534.8            2,465.2
                                             -----------------   ----------------   -----------------

          Investment expenses...............          348.9              446.6              466.6
                                             -----------------   ----------------   -----------------

        Net Investment Income...............  $     2,175.9       $    2,088.2       $    1,998.6
                                             =================   ================   =================

        Investment gains (losses), net, including changes in the valuation allowances, are summarized as follows:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Fixed maturities...................................  $        60.5       $      119.9       $      (14.3)
        Mortgage loans on real estate......................          (27.3)             (40.2)             (43.1)
        Equity real estate.................................          (79.7)             (86.6)              20.6
        Other equity investments...........................           18.9               12.8               75.9
        Issuance and sales of Alliance Units...............           20.6                -                 52.4
        Other..............................................           (2.8)               (.6)                .3
                                                            -----------------   ----------------   -----------------
        Investment (Losses) Gains, Net.....................  $        (9.8)      $        5.3       $       91.8
                                                            =================   ================   =================

        Writedowns of fixed maturities amounted to $29.9 million, $46.7 million and $30.8 million for 1996, 1995 and 1994, respectively, and writedowns of equity real estate subsequent to the adoption of SFAS No. 121 amounted to $23.7 million for the year ended December 31, 1996.

        For 1996, 1995 and 1994, respectively, proceeds received on sales of fixed maturities classified as available for sale amounted to $8,353.5 million, $8,206.0 million and $5,253.9 million. Gross gains of $154.2 million, $211.4 million and $65.2 million and gross losses of $92.7 million, $64.2 million and $50.8 million, respectively, were realized on these sales. The change in unrealized investment (losses) gains related to fixed maturities classified as available for sale for 1996, 1995 and 1994 amounted to $(258.0) million, $1,077.2 million and $(742.2)
        million, respectively.

        During each of 1995 and 1994, one security classified as held to maturity was sold. During the eleven months ended November 30, 1995 and the year ended December 31, 1994, respectively, twelve and six securities so classified were transferred to the available for sale portfolio. All actions were taken as a result of a significant deterioration in creditworthiness. The aggregate amortized costs of the securities sold were $1.0 million and $19.9 million with a related investment gain of $-0- million and $.8 million recognized in 1995 and 1994, respectively; the aggregate amortized cost of the securities transferred was $116.0 million and $42.8 million with gross unrealized investment losses of $3.2 million and $3.1 million charged to consolidated shareholder's equity for the eleven months ended November 30, 1995 and the year ended December 31,

        1994, respectively. On December 1, 1995, the Company transferred $4,794.9 million of securities classified as held to maturity to the available for sale portfolio. As a result, unrealized gains on fixed maturities increased $395.6 million, offset by DAC of $126.5 million, amounts attributable to participating group annuity contracts of $39.2 million and deferred Federal income taxes of $80.5 million.

        For 1996, 1995 and 1994, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances amounted to $136.7 million, $131.2 million and $175.8 million, respectively.

        In 1996, Alliance acquired the business of Cursitor-Eaton Asset Management Company and Cursitor Holdings Limited (collectively, "Cursitor") for approximately $159.0 million. The purchase price consisted of $94.3 million in cash, 1.8 million of Alliance's publicly traded units ("Alliance Units"), 6% notes aggregating $21.5 million payable ratably over four years, and substantial additional consideration which will be determined at a later date. The excess of the purchase price, including acquisition costs and minority interest, over the fair value of Cursitor's net assets acquired resulted in the recognition of intangible assets consisting of costs assigned to contracts acquired and goodwill of approximately $122.8 million and $38.3 million, respectively, which are being amortized over the estimated useful lives of 20 years. The Company recognized an investment gain of $20.6 million as a result of the issuance of Alliance Units in this transaction. At December 31, 1996, the Company's ownership of Alliance Units was approximately 57.3%.

        In 1994, Alliance sold 4.96 million newly issued Alliance Units to third parties at prevailing market prices. The Company continues to hold its 1% general partnership interest in Alliance. The Company recognized an investment gain of $52.4 million as a result of these transactions.

        Net unrealized investment gains (losses), included in the consolidated balance sheets as a component of equity and the changes for the corresponding years, are summarized as follows:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Balance, beginning of year as restated.............  $       396.5       $     (220.5)      $      144.6
        Changes in unrealized investment (losses) gains....         (297.6)           1,198.9             (856.7)
        Changes in unrealized investment losses
          (gains) attributable to:
            Participating group annuity contracts..........            -                (78.1)              40.8
            DAC............................................           42.3             (216.8)             273.6
            Deferred Federal income taxes..................           48.7             (287.0)             177.2
                                                            -----------------   ----------------   -----------------
        Balance, End of Year...............................  $       189.9       $      396.5       $     (220.5)
                                                            =================   ================   =================
        Balance, end of year comprises:
          Unrealized investment gains (losses) on:
            Fixed maturities...............................  $       357.8       $      615.9       $     (461.3)
            Other equity investments.......................           31.6               31.1                7.7
            Other, principally Closed Block................           53.1               93.1               (5.1)
                                                            -----------------   ----------------   -----------------
              Total........................................          442.5              740.1             (458.7)
          Amounts of unrealized investment (gains)
            losses attributable to:
              Participating group annuity contracts........          (72.2)             (72.2)               5.9
              DAC..........................................          (52.0)             (94.3)             122.4
              Deferred Federal income taxes................         (128.4)            (177.1)             109.9
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       189.9       $      396.5       $     (220.5)
                                                            =================   ================   =================

 6)     CLOSED BLOCK

        Summarized financial information of the Closed Block follows:

                                                                                     DECEMBER 31,
                                                                         --------------------------------------
                                                                               1996                 1995
                                                                         -----------------    -----------------
                                                                                     (IN MILLIONS)
        Assets
        Fixed Maturities:
          Available for sale, at estimated fair value (amortized cost,
            $3,820.7 and $3,662.8)......................................  $    3,889.5         $    3,896.2
        Mortgage loans on real estate...................................       1,380.7              1,368.8
        Policy loans....................................................       1,765.9              1,797.2
        Cash and other invested assets..................................         336.1                440.9
        DAC.............................................................         876.5                792.6
        Other assets....................................................         246.3                286.4
                                                                         -----------------    -----------------
        Total Assets....................................................  $    8,495.0         $    8,582.1
                                                                         =================    =================

        Liabilities
        Future policy benefits and policyholders' account balances......  $    8,999.7         $    8,923.5
        Other liabilities...............................................          91.6                297.9
                                                                         -----------------    -----------------
        Total Liabilities...............................................  $    9,091.3         $    9,221.4
                                                                         =================    =================

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Revenues
        Premiums and other revenue.........................  $       724.8       $      753.4       $      798.1
        Investment income (net of investment
          expenses of $27.3, $26.7 and $19.0)..............          546.6              538.9              523.0
        Investment losses, net.............................           (5.5)             (20.2)             (24.0)
                                                            -----------------   ----------------   -----------------
              Total revenues...............................        1,265.9            1,272.1            1,297.1
                                                            -----------------   ----------------   -----------------
        Benefits and Other Deductions
        Policyholders' benefits and dividends..............        1,106.3            1,077.6            1,121.6
        Other operating costs and expenses.................           34.6               51.3               38.5
                                                            -----------------   ----------------   -----------------
              Total benefits and other deductions..........        1,140.9            1,128.9            1,160.1
                                                            -----------------   ----------------   -----------------
        Contribution from the Closed Block.................  $       125.0       $      143.2       $      137.0
                                                            =================   ================   =================

        In the fourth quarter of 1996, the Company adopted SFAS No. 120, which prescribes the accounting for individual participating life insurance contracts, most of which are included in the Closed Block. The implementation of SFAS No. 120 resulted in an increase (decrease) in the contribution from the Closed Block of $27.5 million, $18.8 million and $(14.0) million in 1996, 1995 and 1994, respectively.

        The fixed maturity portfolio, based on amortized cost, includes $.4 million and $4.3 million at December 31, 1996 and 1995, respectively, of restructured securities which includes problem fixed maturities of $.3 million and $1.9 million, respectively.

        During the eleven months ended November 30, 1995, one security classified as held to maturity was sold and ten securities classified as held to maturity were transferred to the available for sale portfolio. All actions resulted from significant deterioration in creditworthiness. The amortized cost of the security sold was $4.2 million. The aggregate amortized cost of the securities transferred was $81.3 million with gross unrealized investment losses of $.1 million transferred to equity. At December 1, 1995, $1,750.7 million of securities classified as held to maturity were transferred to the available for sale portfolio. As a result, unrealized gains of $88.5 million on fixed maturities were recognized, offset by DAC amortization of $52.6 million.

        At December 31, 1996 and 1995, problem mortgage loans on real estate had an amortized cost of $4.3 million and $36.5 million, respectively, and mortgage loans on real estate for which the payment terms have been restructured had an amortized cost of $114.2 million and $137.7 million, respectively. At December 31, 1996 and 1995, the restructured mortgage loans on real estate amount included $.7 million and $8.8 million, respectively, of problem mortgage loans on real estate.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                              DECEMBER 31,
                                                                   ------------------------------------
                                                                        1996                1995
                                                                   ----------------   -----------------
                                                                              (IN MILLIONS)

        Impaired mortgage loans with provision for losses.........  $       128.1      $       106.8
        Impaired mortgage loans with no provision for losses......             .6               10.1
                                                                   ----------------   -----------------
        Recorded investment in impaired mortgages.................          128.7              116.9
        Provision for losses......................................           12.9               17.9
                                                                   ----------------   -----------------
        Net Impaired Mortgage Loans...............................  $       115.8      $        99.0
                                                                   ================   =================

        During 1996 and 1995, respectively, the Closed Block's average recorded investment in impaired mortgage loans was $153.8 million and $146.9 million, respectively. Interest income recognized on these impaired mortgage loans totaled $10.9 million and $5.9 million for 1996 and 1995, respectively, including $4.7 million and $1.3 million recognized on a cash basis.

        Valuation allowances amounted to $13.8 million and $18.4 million on mortgage loans on real estate and $3.7 million and $4.3 million on equity real estate at December 31, 1996 and 1995, respectively. Writedowns of fixed maturities amounted to $12.8 million, $16.8 million and $15.9 million for 1996, 1995 and 1994, respectively. As of January 1, 1996, the adoption of SFAS No. 121 resulted in the recognition of impairment losses of $5.6 million on real estate held and used.

        Many expenses related to Closed Block operations are charged to operations outside of the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

 7)     DISCONTINUED OPERATIONS

        Summarized financial information of the GIC Segment follows:

                                                             DECEMBER 31,
                                                 --------------------------------------
                                                       1996                 1995
                                                 -----------------    -----------------
                                                             (IN MILLIONS)
        Assets
        Mortgage loans on real estate...........  $    1,111.1         $    1,485.8
        Equity real estate......................         925.6              1,122.1
        Other invested assets...................         474.0                665.2
        Other assets............................         226.1                579.3
                                                 -----------------    -----------------
        Total Assets............................  $    2,736.8         $    3,852.4
                                                 =================    =================

        Liabilities
        Policyholders' liabilities..............  $    1,335.9         $    1,399.8
        Allowance for future losses.............         262.0                164.2
        Amounts due to continuing operations....         996.2              2,097.1
        Other liabilities.......................         142.7                191.3
                                                 -----------------    -----------------
        Total Liabilities.......................  $    2,736.8         $    3,852.4
                                                 =================    =================

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Revenues
        Investment income (net of investment expenses
          of $127.5, $153.1 and $183.3)....................  $       245.4       $      323.6       $      394.3
        Investment (losses) gains, net.....................          (18.9)             (22.9)              26.8
        Policy fees, premiums and other income.............             .2                 .7                 .4
                                                            -----------------   ----------------   -----------------
        Total revenues.....................................          226.7              301.4              421.5
        Benefits and other deductions......................          250.4              326.5              443.2
        Losses charged to allowance for future losses......          (23.7)             (25.1)             (21.7)
                                                            -----------------   ----------------   -----------------
        Pre-tax loss from operations.......................            -                  -                  -
        Pre-tax loss from strengthening of the
          allowance for future losses......................         (129.0)               -                  -
        Federal income tax benefit.........................           45.2                -                  -
                                                            -----------------   ----------------   -----------------
        Loss from Discontinued Operations..................  $       (83.8)      $        -         $        -
                                                            =================   ================   =================

        In  1991,   management  adopted  a  plan  to  discontinue  the  business operations of the GIC Segment consisting of group non-participating Wind-Up Annuities and the GIC lines of business. The loss allowance and premium deficiency reserve of $569.6 million provided for in 1991 were based on management's best judgment at that time.

        The Company's quarterly process for evaluating the loss provisions applies the current period's results of the discontinued operations against the allowance, re-estimates future losses, and adjusts the provisions, if appropriate. Additionally, as part of the Company's annual planning process which takes place in the fourth quarter of each year, investment and benefit cash flow projections are prepared. These updated assumptions and estimates resulted in the need to strengthen the loss provisions by $129.0 million, resulting in a post-tax charge of $83.8 million to discontinued operations' results in the fourth quarter of 1996.

        Management believes the loss provisions for Wind-Up Annuities and GIC contracts at December 31, 1996 are adequate to provide for all future losses; however, the determination of loss provisions continues to involve numerous estimates and subjective judgments regarding the expected performance of discontinued operations investment assets. There can be no assurance the losses provided for will not differ from the losses ultimately realized. To the extent actual results or future projections of the discontinued operations differ from management's current best estimates and assumptions underlying the loss provisions, the difference would be reflected in the consolidated statements of earnings in discontinued operations. In particular, to the extent income, sales proceeds and holding periods for equity real estate differ from management's previous assumptions, periodic adjustments to the loss provisions are likely to result.

        In January 1995, continuing operations transferred $1,215.4 million in cash to the GIC Segment in settlement of its obligation to provide assets to fund the accumulated deficit of the GIC Segment. Subsequently, the GIC Segment remitted $1,155.4 million in cash to continuing operations in partial repayment of borrowings by the GIC Segment. No gains or losses were recognized on these transactions. Amounts due to continuing operations at December 31, 1996, consisted of $1,080.0 million borrowed by the discontinued GIC Segment offset by $83.8 million representing an obligation of continuing operations to provide assets to fund the accumulated deficit of the GIC Segment.

        Investment income included $88.2 million of interest income for 1994 on amounts due from continuing operations. Benefits and other deductions include $114.3 million, $154.6 million and $219.7 million of interest expense related to amounts borrowed from continuing operations in 1996, 1995 and 1994, respectively.

        Valuation allowances amounted to $9.0 million and $19.2 million on mortgage loans on real estate and $20.4 million and $77.9 million on equity real estate at December 31, 1996 and 1995, respectively. As of January 1, 1996, the adoption of SFAS No. 121 resulted in a release of existing valuation allowances of $71.9 million on equity real estate and recognition of impairment losses of $69.8 million on real estate held and used. Writedowns of fixed maturities amounted to $1.6 million, $8.1 million and $17.8 million for 1996, 1995 and 1994, respectively and writedowns of equity real estate subsequent to the adoption of SFAS No. 121 amounted to $12.3 million for 1996.

        The fixed maturity portfolio, based on amortized cost, includes $6.2 million and $15.1 million at December 31, 1996 and 1995, respectively, of restructured securities. These amounts include problem fixed maturities of $.5 million and $6.1 million at December 31, 1996 and 1995, respectively.

        At December 31, 1996 and 1995, problem mortgage loans on real estate had amortized costs of $7.9 million and $35.4 million, respectively, and mortgage loans on real estate for which the payment terms have been restructured had amortized costs of $208.1 million and $289.3 million, respectively.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                            DECEMBER 31,
                                                                 ------------------------------------
                                                                      1996                1995
                                                                 ----------------   -----------------
                                                                            (IN MILLIONS)
        Impaired mortgage loans with provision for losses.......  $        83.5      $       105.1
        Impaired mortgage loans with no provision for losses....           15.0               18.2
                                                                 ----------------   -----------------
        Recorded investment in impaired mortgages...............           98.5              123.3
        Provision for losses....................................            8.8               17.7
                                                                 ----------------   -----------------
        Net Impaired Mortgage Loans.............................  $        89.7      $       105.6
                                                                 ================   =================

        During 1996 and 1995, the GIC Segment's average recorded investment in impaired mortgage loans was $134.8 million and $177.4 million, respectively. Interest income recognized on these impaired mortgage loans totaled $10.1 million and $4.5 million for 1996 and 1995, respectively, including $7.5 million and $.4 million recognized on a cash basis.

        At December 31, 1996 and 1995, the GIC Segment had $263.0 million and $310.9 million, respectively, of real estate acquired in satisfaction of debt.

8)      SHORT-TERM AND LONG-TERM DEBT

        Short-term and long-term debt consists of the following:

                                                                        DECEMBER 31,
                                                            --------------------------------------
                                                                  1996                 1995
                                                            -----------------    -----------------
                                                                        (IN MILLIONS)

        Short-term debt....................................  $      174.1         $        -
                                                            -----------------    -----------------
        Long-term debt:
        Equitable Life:
          6.95% surplus notes scheduled to mature 2005.....         399.4                399.3
          7.70% surplus notes scheduled to mature 2015.....         199.6                199.6
          Eurodollar notes, 10.5% due 1997.................           -                   76.2
          Zero coupon note, 11.25% due 1997................           -                  120.1
          Other............................................            .5                 16.3
                                                            -----------------    -----------------
              Total Equitable Life.........................         599.5                811.5
                                                            -----------------    -----------------
        Wholly Owned and Joint Venture Real Estate:
          Mortgage notes, 4.92% - 12.50% due through 2006..         968.6              1,084.4
                                                            -----------------    -----------------
        Alliance:
          Other............................................          24.7                  3.4
                                                            -----------------    -----------------
        Total long-term debt...............................       1,592.8              1,899.3
                                                            -----------------    -----------------
        Total Short-term and Long-term Debt................  $    1,766.9         $    1,899.3
                                                            =================    =================

        Short-term Debt
        ---------------

        Equitable Life has a $350.0 million bank credit facility available to fund short-term working capital needs and to facilitate the securities settlement process. The credit facility consists of two types of borrowing options with varying interest rates. The interest rates are based on external indices dependent on the type of borrowing and at December 31, 1996 range from 5.73% (the London Interbank Offering Rate ("LIBOR") plus 22.5 basis points) to 8.25% (the prime rate). There were no borrowings outstanding under this bank credit facility at December 31, 1996.

        Equitable Life has a commercial paper program with an issue limit of $500.0 million. This program is available for general corporate purposes used to support Equitable Life's liquidity needs and is supported by Equitable Life's existing $350.0 million five-year bank credit facility. There were no borrowings outstanding under this program at December 31, 1996.

        In February 1996, Alliance entered into a new $250.0 million five-year revolving credit facility with a group of banks which replaced its
        $100.0  million   revolving  credit  facility  and  its  $100.0  million
        commercial paper back-up revolving credit facility. Under the new revolving credit facility, the interest rate, at the option of Alliance, is a floating rate generally based upon a defined prime rate, a rate related to the LIBOR or the Federal Funds rate. A facility fee is payable on the total facility. The revolving credit facility will be used to provide back-up liquidity for commercial paper to be used under Alliance's $100.0 million commercial paper program, to fund commission payments to financial intermediaries for the sale of Class B and C shares under Alliance's mutual fund distribution system, and for general working capital purposes. As of December 31, 1996, Alliance had not issued any commercial paper under its $100.0 million commercial paper program and there were no borrowings outstanding under Alliance's revolving credit facility.

        At December 31, 1996, long-term debt expected to mature in 1997 totaling $174.1 million was reclassified as short-term debt.

        Long-term Debt
        --------------

        Several of the long-term debt agreements have restrictive covenants related to the total amount of debt, net tangible assets and other matters. The Company is in compliance with all debt covenants.

        On December 18, 1995, Equitable Life issued, in accordance with Section 1307 of the New York Insurance Law, $400.0 million of surplus notes having an interest rate of 6.95% scheduled to mature in 2005 and $200.0 million of surplus notes having an interest rate of 7.70% scheduled to mature in 2015 (together, the "Surplus Notes"). Proceeds from the issuance of the Surplus Notes were $596.6 million, net of related issuance costs. The unamortized discount on the Surplus Notes was $1.0 million at December 31, 1996. Payments of interest on or principal of the Surplus Notes are subject to prior approval by the Superintendent.

        The Company has pledged real estate, mortgage loans, cash and securities amounting to $1,406.4 million and $1,629.7 million at December 31, 1996 and 1995, respectively, as collateral for certain long-term debt.

        At December 31, 1996, aggregate maturities of the long-term debt based on required principal payments at maturity for 1997 and the succeeding four years are $494.9 million, $316.7 million, $19.7 million, $5.4 million, $0 million, respectively, and $946.7 million thereafter.

 9)     FEDERAL INCOME TAXES

        A  summary  of  the  Federal   income  tax  expense   (benefit)  in  the
        consolidated statements of earnings is shown below:

                                                       1996               1995                1994
                                                 -----------------   ----------------   -----------------
                                                                      (IN MILLIONS)
        Federal income tax expense (benefit):
          Current...............................  $        97.9       $      (11.7)      $        4.0
          Deferred..............................          (88.2)             132.2               96.2
                                                 -----------------   ----------------   -----------------
        Total...................................  $         9.7       $      120.5       $      100.2
                                                 =================   ================   =================

        The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before Federal income taxes and minority interest by the expected Federal income tax rate of 35%. The sources of the difference and the tax effects of each are as follows:

                                                       1996               1995                1994
                                                 -----------------   ----------------   -----------------
                                                                      (IN MILLIONS)
        Expected Federal income tax expense.....  $        73.0       $      173.7       $      154.5
        Non-taxable minority interest...........          (28.6)             (22.0)             (17.6)
        Differential earnings amount............            -                  -                (16.8)
        Adjustment of tax audit reserves........            6.9                4.1               (4.6)
        Equity in unconsolidated subsidiaries...          (32.3)             (19.4)             (12.5)
        Other...................................           (9.3)             (15.9)              (2.8)
                                                 -----------------   ----------------   -----------------
        Federal Income Tax Expense..............  $         9.7       $      120.5       $      100.2
                                                 =================   ================   =================

        Prior to the date of demutualization, Equitable Life reduced its deduction for policyholder dividends by the differential earnings amount. This amount was computed, for each tax year, by multiplying Equitable Life's average equity base, as determined for tax purposes, by an estimate of the excess of an imputed earnings rate for stock life insurance companies over the average mutual life insurance companies' earnings rate. The differential earnings amount for each tax year was subsequently recomputed when actual earnings rates were published by the Internal Revenue Service. As a stock life insurance company, Equitable Life no longer is required to reduce its policyholder dividend deduction by the differential earnings amount, but differential earnings amounts for pre-demutualization years were still being recomputed in 1994.

        The components of the net deferred Federal income tax account are as follows:

                                                       DECEMBER 31, 1996                  December 31, 1995
                                                ---------------------------------  ---------------------------------
                                                    ASSETS         LIABILITIES         Assets         Liabilities
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (IN MILLIONS)
        DAC, reserves and reinsurance..........  $       -        $      166.0      $        -        $     304.4
        Investments............................          -               328.6               -              326.9
        Compensation and related benefits......        259.2               -               293.0              -
        Other..................................          -                 1.8               -               32.3
                                                ---------------  ----------------  ---------------   ---------------
        Total..................................  $     259.2      $      496.4      $      293.0      $     663.6
                                                ===============  ================  ===============   ===============

        The deferred Federal income taxes impacting operations reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The sources of these temporary differences and the tax effects of each are as follows:

                                                     1996               1995                1994
                                               -----------------   ----------------   -----------------
                                                                    (IN MILLIONS)
        DAC, reserves and reinsurance.........  $      (156.2)      $       63.3       $       12.0
        Investments...........................           78.6               13.0               89.3
        Compensation and related benefits.....           22.3               30.8               10.0
        Other.................................          (32.9)              25.1              (15.1)
                                               -----------------   ----------------   -----------------
        Deferred Federal Income Tax
          (Benefit) Expense...................  $       (88.2)      $      132.2       $       96.2
                                               =================   ================   =================

        The Internal Revenue Service is in the process of examining the Holding Company's consolidated Federal income tax returns for the years 1989 through 1991. Management believes these audits will have no material adverse effect on the Company's results of operations.

10)     REINSURANCE AGREEMENTS

        The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. The effect of reinsurance (excluding group life and health) is summarized as follows:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Direct premiums....................................  $       461.4       $      474.2       $      476.7
        Reinsurance assumed................................          177.5              171.3              180.5
        Reinsurance ceded..................................          (41.3)             (38.7)             (31.6)
                                                            -----------------   ----------------   -----------------
        Premiums...........................................  $       597.6       $      606.8       $      625.6
                                                            =================   ================   =================
        Universal Life and Investment-type Product
          Policy Fee Income Ceded..........................  $        48.2       $       44.0       $       27.5
                                                            =================   ================   =================
        Policyholders' Benefits Ceded......................  $        54.1       $       48.9       $       20.7
                                                            =================   ================   =================
        Interest Credited to Policyholders' Account
          Balances Ceded...................................  $        32.3       $       28.5       $       25.4
                                                            =================   ================   =================

        Effective January 1, 1994, all in force business above $5.0 million was reinsured. During 1996, the Company's retention limit on joint survivorship policies was increased to $15.0 million. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks as well as in certain other cases.

        The Insurance Group cedes 100% of its group life and health business to a third party insurance company. Premiums ceded totaled $2.4 million, $260.6 million and $241.0 million for 1996, 1995 and 1994, respectively. Ceded death and disability benefits totaled $21.2 million, $188.1 million and $235.5 million for 1996, 1995 and 1994, respectively. Insurance liabilities ceded totaled $652.4 million and $724.2 million at December 31, 1996 and 1995, respectively.

11)     EMPLOYEE BENEFIT PLANS

        The Company sponsors qualified and non-qualified defined benefit plans covering substantially all employees (including certain qualified part-time employees), managers and certain agents. The pension plans are non-contributory. Equitable Life's and EREIM's benefits are based on a cash balance formula or years of service and final average earnings, if greater, under certain grandfathering rules in the plans. Alliance's benefits are based on years of credited service, average final base salary and primary social security benefits. The Company's funding policy is to make the minimum contribution required by the Employee Retirement Income Security Act of 1974.

        Components of net periodic pension cost (credit) for the qualified and non-qualified plans are as follows:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Service cost.......................................  $        33.8       $       30.0       $       30.3
        Interest cost on projected benefit obligations.....          120.8              122.0              111.0
        Actual return on assets............................         (181.4)            (309.2)              24.4
        Net amortization and deferrals.....................           43.4              155.6             (142.5)
                                                            -----------------   ----------------   -----------------
        Net Periodic Pension Cost (Credit).................  $        16.6       $       (1.6)      $       23.2
                                                            =================   ================   =================

        The funded status of the qualified and non-qualified pension plans is as follows:

                                                                              DECEMBER 31,
                                                                   ------------------------------------
                                                                        1996                1995
                                                                   ----------------   -----------------
                                                                              (IN MILLIONS)
        Actuarial present value of obligations:
          Vested..................................................  $    1,672.2       $    1,642.4
          Non-vested..............................................          10.1               10.9
                                                                   ----------------   -----------------
        Accumulated Benefit Obligation............................  $    1,682.3       $    1,653.3
                                                                   ================   =================
        Plan assets at fair value.................................  $    1,626.0       $    1,503.8
        Projected benefit obligation..............................       1,765.5            1,743.0
                                                                   ----------------   -----------------
        Projected benefit obligation in excess of plan assets.....        (139.5)            (239.2)
        Unrecognized prior service cost...........................         (17.9)             (25.5)
        Unrecognized net loss from past experience different
          from that assumed.......................................         280.0              368.2
        Unrecognized net asset at transition......................           4.7               (7.3)
        Additional minimum liability..............................         (19.3)             (51.9)
                                                                   ----------------   -----------------
        Prepaid Pension Cost......................................  $      108.0       $       44.3
                                                                   ================   =================

        The discount rate and rate of increase in future compensation levels used in determining the actuarial present value of projected benefit obligations were 7.5% and 4.25%, respectively, at December 31, 1996 and 7.25% and 4.50%, respectively, at December 31, 1995. As of January 1, 1996 and 1995, the expected long-term rate of return on assets for the retirement plan was 10.25% and 11%, respectively.

        The Company recorded, as a reduction of shareholder's equity, an additional minimum pension liability of $12.9 million and $35.1 million, net of Federal income taxes, at December 31, 1996 and 1995, respectively, representing the excess of the accumulated benefit obligation over the fair value of plan assets and accrued pension liability.

        The  pension  plan's  assets  include   corporate  and  government  debt
        securities, equity securities, equity real estate and shares of Group Trusts managed by Alliance.

        Prior to 1987, the qualified plan funded participants' benefits through the purchase of non-participating annuity contracts from Equitable Life. Benefit payments under these contracts were approximately $34.7 million, $36.4 million and $38.1 million for 1996, 1995 and 1994, respectively.

        The Company provides certain medical and life insurance benefits (collectively, "postretirement benefits") for qualifying employees, managers and agents retiring from the Company on or after attaining age 55 who have at least 10 years of service. The life insurance benefits are related to age and salary at retirement. The costs of postretirement benefits are recognized in accordance with the provisions of SFAS No.
        106. The Company continues to fund postretirement benefits costs on a pay-as-you-go basis and, for 1996, 1995 and 1994, the Company made estimated postretirement benefits payments of $18.9 million, $31.1 million and $29.8 million, respectively.

        The following table sets forth the postretirement benefits plan's status, reconciled to amounts recognized in the Company's consolidated financial statements:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Service cost.......................................  $         5.3       $        4.0       $        3.9
        Interest cost on accumulated postretirement
          benefits obligation..............................           34.6               34.7               28.6
        Net amortization and deferrals.....................            2.4               (2.3)              (3.9)
                                                            -----------------   ----------------   -----------------
        Net Periodic Postretirement Benefits Costs.........  $        42.3       $       36.4       $       28.6
                                                            =================   ================   =================

                                                                              DECEMBER 31,
                                                                   ------------------------------------
                                                                        1996                1995
                                                                   ----------------   -----------------
                                                                              (IN MILLIONS)
        Accumulated postretirement benefits obligation:
          Retirees................................................  $      381.8       $      391.8
          Fully eligible active plan participants.................          50.7               50.4
          Other active plan participants..........................          60.7               64.2
                                                                   ----------------   -----------------
                                                                           493.2              506.4
        Unrecognized prior service cost...........................          50.5               56.3
        Unrecognized net loss from past experience different
          from that assumed and from changes in assumptions.......        (150.5)            (181.3)
                                                                   ----------------   -----------------
        Accrued Postretirement Benefits Cost......................  $      393.2       $      381.4
                                                                   ================   =================

        At January 1, 1994, medical benefits available to retirees under age 65 are the same as those offered to active employees and medical benefits will be limited to 200% of 1993 costs for all participants.

        The assumed health care cost trend rate used in measuring the accumulated postretirement benefits obligation was 9.5% in 1996, gradually declining to 3.5% in the year 2009 and in 1995 was 10%, gradually declining to 3.5% in the year 2008. The discount rate used in determining the accumulated postretirement benefits obligation was 7.50% and 7.25% at December 31, 1996 and 1995, respectively.

        If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefits obligation as of December 31, 1996 would be increased 7%. The effect of this change on the sum of the service cost and interest cost would be an increase of 8%.

12)     DERIVATIVES AND FAIR VALUE OF FINANCIAL INSTRUMENTS

        Derivatives
        -----------

        The Insurance Group primarily uses derivatives for asset/liability risk management and for hedging individual securities. Derivatives mainly are utilized to reduce the Insurance Group's exposure to interest rate fluctuations. Accounting for interest rate swap transactions is on an accrual basis. Gains and losses related to interest rate swap transactions are amortized as yield adjustments over the remaining life of the underlying hedged security. Income and expense resulting from interest rate swap activities are reflected in net investment income. The notional amount of matched interest rate swaps outstanding at December 31, 1996 was $649.9 million. The average unexpired terms at December 31, 1996 range from 2.2 to 2.7 years. At December 31, 1996, the cost of terminating outstanding matched swaps in a loss position was $8.3 million and the unrealized gain on outstanding matched swaps in a gain position was $11.4 million. The Company has no intention of terminating these contracts prior to maturity. During 1996, 1995 and 1994, net gains (losses) of $.2 million, $1.4 million and $(.2) million, respectively, were recorded in connection with interest rate swap activity. Equitable Life has implemented an interest rate cap program designed to hedge crediting rates on interest-sensitive individual annuities contracts. The outstanding notional amounts at December 31, 1996 of contracts purchased and sold were $5,050.0 million and $500.0 million, respectively. The net premium paid by Equitable Life on these contracts was $22.5 million and is being amortized ratably over the contract periods ranging from 3 to 5 years. Income and expense resulting from this program are reflected as an adjustment to interest credited to policyholders' account balances.

        Substantially all of DLJ's business related to derivatives is by its nature trading activities which are primarily for the purpose of customer accommodations. DLJ's derivative activities consist primarily of option writing and trading in forward and futures contracts. Derivative financial instruments have both on-and-off balance sheet implications depending on the nature of the contracts. DLJ's involvement in swap contracts is not significant.

        Fair Value of Financial Instruments
        -----------------------------------

        The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of timing, amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

        Certain financial instruments are excluded, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market value of off-balance-sheet financial instruments of the Insurance Group was not material at December 31, 1996 and 1995.

        Fair value for mortgage loans on real estate are estimated by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the estimated fair value of the underlying collateral if lower.

        The estimated fair values for the Company's liabilities under GIC and association plan contracts are estimated using contractual cash flows discounted based on the T. Rowe Price GIC Index Rate for the appropriate duration. For durations in excess of the published index rate, the appropriate Treasury rate is used plus a spread equal to the longest duration GIC rate spread published.

        The estimated fair values for those group annuity contracts which are classified as universal life type contracts are measured at the estimated fair value of the underlying assets. The estimated fair values for single premium deferred annuities ("SPDA") are estimated using projected cash flows discounted at current offering rates. The estimated fair values for supplementary contracts not involving life contingencies ("SCNILC") and annuities certain are derived using discounted cash flows based upon the estimated current offering rate.

        Fair value for long-term debt is determined using published market values, where available, or contractual cash flows discounted at market interest rates. The estimated fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate which takes into account the level of current market interest rates and collateral risk. The estimated fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's fair value of short-term borrowings approximates their carrying value.

        The following table discloses carrying value and estimated fair value for financial instruments not otherwise disclosed in Notes 3, 6 and 7:

                                                                          DECEMBER 31,
                                                --------------------------------------------------------------------
                                                              1996                               1995
                                                ---------------------------------  ---------------------------------
                                                   CARRYING         ESTIMATED         Carrying         Estimated
                                                    VALUE          FAIR VALUE          Value           Fair Value
                                                ---------------  ----------------  ---------------   ---------------
                                                                        (IN MILLIONS)
        Consolidated Financial Instruments:
        -----------------------------------
        Mortgage loans on real estate..........  $    3,133.0     $     3,394.6     $     3,638.3     $    3,973.6
        Other joint ventures...................         467.0             467.0             492.7            492.7
        Policy loans...........................       2,196.1           2,221.6           1,976.4          2,057.5
        Policyholders' account balances:
          Association plans....................          78.1              77.3             101.0            100.0
          Group annuity contracts..............       2,141.0           1,954.0           2,335.0          2,395.0
          SPDA.................................       1,062.7           1,065.7           1,265.8          1,272.0
          Annuities certain and SCNILC.........         654.9             736.2             646.4            716.7
        Long-term debt.........................       1,592.8           1,557.7           1,899.3          1,962.9

        Closed Block Financial Instruments:
        -----------------------------------
        Mortgage loans on real estate..........       1,380.7           1,425.6           1,368.8          1,461.4
        Other equity investments...............         105.0             105.0             151.6            151.6
        Policy loans...........................       1,765.9           1,798.0           1,797.2          1,891.4
        SCNILC liability.......................          30.6              34.9              34.8             39.6

        GIC Segment Financial Instruments:
        ----------------------------------
        Mortgage loans on real estate..........       1,111.1           1,220.3           1,485.8          1,666.1
        Fixed maturities.......................          42.5              42.5             107.4            107.4
        Other equity investments...............         300.5             300.5             455.9            455.9
        Guaranteed interest contracts..........         290.7             300.5             329.0            352.0
        Long-term debt.........................         102.1             102.2             135.1            136.0

13)     COMMITMENTS AND CONTINGENT LIABILITIES

        The Company has provided, from time to time, certain guarantees or commitments to affiliates, investors and others. These arrangements include commitments by the Company, under certain conditions: to make capital contributions of up to $244.9 million to affiliated real estate joint ventures; to provide equity financing to certain limited partnerships of $205.8 million at December 31, 1996, under existing loan or loan commitment agreements; and to provide short-term financing loans which at December 31, 1996 totaled $14.6 million. Management believes the Company will not incur any material losses as a result of these commitments.

        Equitable Life is the obligor under certain structured settlement agreements which it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, Equitable Life owns single premium annuities issued by previously wholly owned life insurance subsidiaries. Equitable Life has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the satisfaction of those obligations by Equitable Life is remote.

        At December 31, 1996, the Insurance Group had $51.6 million of letters of credit outstanding.

14)     LITIGATION

        A number of lawsuits has been filed against life and health insurers in the jurisdictions in which Equitable Life and its subsidiaries do business involving insurers' sales practices, alleged agent misconduct, failure to properly supervise agents, and other matters. Some of the lawsuits have resulted in the award of substantial judgments against other insurers, including material amounts of punitive damages, or in substantial settlements. In some states, juries have substantial discretion in awarding punitive damages. Equitable Life, EVLICO and The Equitable of Colorado, Inc. ("EOC"), like other life and health insurers, from time to time are involved in such litigation. To date, no such lawsuit has resulted in an award or settlement of any material amount against the Company. Among litigations pending against Equitable Life, EVLICO and EOC of the type referred to in this paragraph are the litigations described in the following eight paragraphs.

        An action entitled Golomb et al. v. The Equitable Life Assurance Society of the United States was filed on January 20, 1995 in New York County Supreme Court. The action purports to be brought on behalf of a class of persons insured after 1983 under Lifetime Guaranteed Renewable Major Medical Insurance Policies issued by Equitable Life (the "policies"). The complaint alleges that premium increases for these policies after 1983, all of which were filed with and approved by the New York State Insurance Department and certain other state insurance departments, breached the terms of the policies, and that statements in the policies and elsewhere concerning premium increases constituted fraudulent concealment, misrepresentations in violation of New York Insurance Law
        Section 4226 and deceptive practices under New York General Business Law
        Section 349. The complaint seeks a declaratory judgment, injunctive relief restricting the methods by which Equitable Life increases premiums on the policies in the future, a refund of premiums, and punitive damages. Plaintiffs also have indicated that they will seek damages in an unspecified amount. Equitable Life moved to dismiss the complaint in its entirety on the grounds that it fails to state a claim and that uncontroverted documentary evidence establishes a complete defense to the claims. On May 29, 1996, the New York County Supreme Court entered a judgment dismissing the complaint with prejudice. Plaintiffs have filed a notice of appeal of that judgment.

        In January 1996, separate actions were filed in Pennsylvania and Texas state courts (entitled, respectively, Malvin et al. v. The Equitable Life Assurance Society of the United States and Bowler et al. v. The Equitable Life Assurance Society of the United States), making claims similar to those in the New York action described above. The Texas action also claims that Equitable Life misrepresented to Texas policyholders that the Texas Insurance Department had approved Equitable Life's rate increases. These actions are asserted on behalf of proposed classes of Pennsylvania issued or renewed policyholders and Texas issued or renewed policyholders, insured under the policies. The Pennsylvania and Texas actions seek compensatory and punitive damages and injunctive relief restricting the methods by which Equitable Life increases premiums in the future based on the common law and statutes of those states. On February 9, 1996, Equitable Life removed the Pennsylvania action, Malvin, to the United States District Court for the Middle District of Pennsylvania. Following the decision granting Equitable Life's motion to dismiss the New York action (Golomb), on the consent of the parties the District Court ordered an indefinite stay of all proceedings in the Pennsylvania action, pending either party's right to reinstate the proceeding, and ordered that for administrative purposes the case be deemed administratively closed. On February 2, 1996, Equitable Life removed the Texas action, Bowler, to the United States District Court for the Northern District of Texas. On May 20, 1996, the plaintiffs in Bowler amended their complaint by adding allegations of misrepresentation regarding premium increases on other types of guaranteed renewable major medical insurance policies issued by Equitable Life up to and including 1983. On July 1, 1996, Equitable Life filed a motion for summary judgment dismissing the first amended complaint in its entirety. In August, 1996, the court granted plaintiffs leave to file a supplemental complaint on behalf of a proposed class of Texas policyholders claiming unfair discrimination, breach of contract and other claims arising out of alleged differences between premiums charged to Texas policyholders and premiums charged to similarly situated policyholders in New York and certain other states. Plaintiffs seek refunds of alleged overcharges, exemplary or additional damages citing

        Texas statutory provisions which among other things, permit two times the amount of actual damage plus additional penalties if the acts complained of are found to be knowingly committed, and injunctive relief. Equitable Life has also filed a motion for summary judgment dismissing the supplemental complaint in its entirety. Plaintiffs also obtained permission to add another plaintiff to the first amended and supplemental complaints. Plaintiffs have opposed both motions for summary judgment and requested that certain issues be found in their favor. Equitable Life is in the process of replying.

        On May 22, 1996, a separate action entitled Bachman v. The Equitable Life Assurance Society of the United States, was filed in Florida state court making claims similar to those in the previously reported Golomb action. The Florida action is asserted on behalf of a proposed class of Florida issued or renewed policyholders insured after 1983 under Lifetime Guaranteed Renewable Major Medical Insurance Policies issued by Equitable Life. The Florida action seeks compensatory and punitive damages and injunctive relief restricting the methods by which Equitable Life increases premiums in the future based on various common law claims. On June 20, 1996, Equitable Life removed the Florida action to Federal court. Equitable Life has answered the complaint, denying the material allegations and asserting certain affirmative defenses. On December 6, 1996, Equitable Life filed a motion for summary judgment and plaintiff is expected to file its response to that motion shortly.

        On November 6, 1996, a proposed class action entitled  Fletcher,  et al.
        v. The Equitable Life Assurance Society of the United States, was filed in California Superior Court for Fresno County, making substantially the same allegations concerning premium rates and premium rate increases on guaranteed renewable policies made in the Bowler action. The complaint alleges, among other things, that differentials between rates charged California policyholders and policyholders in New York and certain other states, and the methods used by Equitable Life to calculate premium increases, breached the terms of its policies, that Equitable Life misrepresented and concealed the facts pertaining to such differentials and methods in violation of California law, and that Equitable Life also misrepresented that its rate increases were approved by the California Insurance Department. Plaintiffs seek compensatory damages in an unspecified amount, rescission, injunctive relief and attorneys' fees. Equitable Life removed the action to Federal court; plaintiff has moved to remand the case to state court. Although the outcome of any litigation cannot be predicted with certainty, particularly in the early stages of an action, the Company's management believes that the ultimate resolution of the Golomb, Malvin, Bowler, Bachman and Fletcher litigations should not have a material adverse effect on the financial position of the Company. Due to the early stage of such litigations, the Company's management cannot make an estimate of loss, if any, or predict whether or not such litigations will have a material adverse effect on the Company's results of operations in any particular period.

        An action was instituted on April 6, 1995 against Equitable Life and its wholly owned subsidiary, EOC, in New York state court, entitled Sidney
        C. Cole et al. v. The Equitable Life Assurance Society of the United States and The Equitable of Colorado, Inc., No. 95/108611 (N. Y. County). The action is brought by the holders of a joint survivorship whole life policy issued by EOC. The action purports to be on behalf of a class consisting of all persons who from January 1, 1984 purchased life insurance policies sold by Equitable Life and EOC based upon their allegedly uniform sales presentations and policy illustrations. The complaint puts in issue various alleged sales practices that plaintiffs assert, among other things, misrepresented the stated number of years that the annual premium would need to be paid. Plaintiffs seek damages in an unspecified amount, imposition of a constructive trust, and seek to enjoin Equitable Life and EOC from engaging in the challenged sales practices. On June 28, 1996, the court issued a decision and order dismissing with prejudice plaintiff's causes of action for fraud, constructive fraud, breach of fiduciary duty, negligence, and unjust enrichment, and dismissing without prejudice plaintiff's cause of action under the New York State consumer protection statute. The only remaining causes of action are for breach of contract and negligent misrepresentation. Plaintiffs made a motion for reargument with respect to this order, which was submitted to the court in October 1996. This motion was denied by the court on December 16, 1996.

        On May 21, 1996, an action entitled Elton F. Duncan, III v. The Equitable Life Assurance Society of the United States, was commenced against Equitable Life in the Civil District Court for the Parish of Orleans, State of Louisiana. The action is brought by an individual who purchased a whole life policy. Plaintiff alleges misrepresentations concerning the extent to which the policy was a proper replacement policy and the number of years that the annual premium would need to be paid. Plaintiff purports to represent a class consisting of all persons who purchased whole life or universal life insurance policies from Equitable Life from January 1, 1982 to the present. Plaintiff seeks damages, including punitive damages, in an unspecified amount. On July 26, 1996, an action entitled Michael Bradley v. Equitable Variable Life Insurance Company, was commenced in New York state court. The action is brought by the holder of a variable life insurance policy issued by EVLICO. The plaintiff purports to represent a class consisting of all persons or entities who purchased one or more life insurance policies issued by EVLICO from January 1, 1980. The complaint puts at issue various alleged sales practices and alleges misrepresentations concerning the extent to which the policy was a proper replacement policy and the number of years that the annual premium would need to be paid. Plaintiff seeks damages, including punitive damages, in an unspecified amount and also seeks injunctive relief prohibiting EVLICO from canceling policies for failure to make premium payments beyond the alleged stated number of years that the annual premium would need to be paid. On September 21, 1996 Equitable Life, EVLICO and EOC made a motion to have this proceeding moved from Kings County Supreme Court to New York County for joint trial or consolidation with the Cole action. The motion was denied by the court on January 9, 1997. On January 10, 1997, plaintiffs moved for certification of a nationwide class consisting of all persons or entities who were sold one or more life insurance products on a "vanishing premium" basis and/or were allegedly induced to purchase additional policies from EVLICO, using the cash value accumulated in existing policies, from January 1, 1980 through and including December 31, 1996. Plaintiffs further moved to have Michael Bradley designated as the class representative. Discovery regarding class certification is underway.

        On December 12, 1996, an action entitled Robert E. Dillon v. The Equitable Life Assurance Society of the United States and The Equitable of Colorado, was commenced in the United States District Court for the Southern District of Florida. The action is brought by an individual who purchased a joint whole life policy from EOC. The complaint puts at issue various alleged sales practices and alleges misrepresentations concerning the alleged impropriety of replacement policies issued by Equitable Life and EOC and alleged misrepresentations regarding the number of years premiums would have to be paid on the defendants' policies. Plaintiff brings claims for breach of contract, fraud, negligent misrepresentation, money had and received, unjust enrichment and imposition of a constructive trust. Plaintiff purports to represent two classes of persons. The first is a "contract class," consisting of all persons who purchased whole or universal life insurance policies from Equitable Life and EOC and from whom Equitable Life and EOC have sought additional payments beyond the number of years allegedly promised by Equitable Life and EOC. The second is a "fraud class," consisting of all persons with an interest in policies issued by Equitable Life and EOC at any time since October 1, 1986. Plaintiff seeks damages in an unspecified amount, and also seeks injunctive relief attaching Equitable Life's and EOC's profits from their alleged sales practices. Equitable Life's and EOC's time to answer or move with respect to the complaint has been extended until February 24, 1997. Although the outcome of litigation cannot be predicted with certainty, particularly in the early stages of an action, the Company's management believes that the ultimate resolution of the Cole, Duncan, Bradley and Dillon litigations should not have a material adverse effect on the financial position of the Company. Due to the early stages of such litigations, the Company's management cannot make an estimate of loss, if any, or predict whether or not any such litigation will have a material adverse effect on the Company's results of operations in any particular period.

        On January 3, 1996, an amended complaint was filed in an action entitled Frank Franze Jr. and George Busher, individually and on behalf of all others similarly situated v. The Equitable Life Assurance Society of the United States, and Equitable Variable Life Insurance Company, No. 94-2036 in the United States District Court for the Southern District of Florida. The action was brought by two individuals who purchased variable life insurance policies. The plaintiffs purport to represent a nationwide class consisting of all persons who purchased variable life insurance policies from Equitable Life and EVLICO since September 30, 1991. The basic allegation of the amended complaint is that Equitable Life's and EVLICO's agents were trained not to disclose fully that the product being sold was life insurance. Plaintiffs allege violations of the Federal securities laws and seek rescission of the contracts or compensatory damages and attorneys' fees and expenses. The court denied Equitable Life and EVLICO's motion to dismiss the amended complaint on September 24, 1996. Equitable Life and EVLICO have answered the amended complaint, denying the material allegations and asserting certain affirmative defenses. Currently, the parties are conducting discovery in connection with plaintiffs' attempt to certify a class. On January 9, 1997, an action entitled Rosemarie Chaviano, individually and on behalf of all others similarly situated v. The Equitable Life Assurance Society of the United States, and Equitable Variable Life Insurance Company, was filed in Massachusetts state court making claims similar to those in the Franze action and alleging violations of the Massachusetts securities laws. The plaintiff purports to represent all persons in Massachusetts who purchased variable life insurance contracts from Equitable Life and EVLICO from January 9, 1993 to the present. The Massachusetts action seeks rescission of the contracts or compensatory damages, attorneys' fees, expenses and injunctive relief. Although the outcome of any litigation cannot be predicted with certainty, particularly in the early stages of an action, the Company's management believes that the ultimate resolution of the litigations discussed in this paragraph should not have a material adverse effect on the financial position of the Company. Due to the early stages of such litigation, the Company's management cannot make an estimate of loss, if any, or predict whether or not any such litigation will have a material adverse effect on the Company's results of operations in any particular period.

        Equitable Life recently responded to a subpoena from the U.S. Department of Labor ("DOL") requesting copies of any third-party appraisals in Equitable Life's possession relating to the ten largest properties (by value) in the Prime Property Fund ("PPF"). PPF is an open-end, commingled real estate separate account of Equitable Life for pension clients. Equitable Life serves as investment manager in PPF and has retained EREIM as advisor. In early 1995, the DOL commenced a national investigation of commingled real estate funds with pension investors, including PPF. The investigation now appears to be focused principally on appraisal and valuation procedures in respect of fund properties. The most recent request from the DOL seems to reflect, at least in part, an interest in the relationship between the valuations for those properties reflected in appraisals prepared for local property tax proceedings and the valuations used by PPF for other purposes. At no time has the DOL made any specific allegation that Equitable Life or EREIM has acted improperly and Equitable Life and EREIM believe that any such allegation would be without foundation. While the outcome of this investigation cannot be predicted with certainty, in the opinion of management, the ultimate resolution of this matter should not have a material adverse effect on the Company's consolidated financial position or results of operations in any particular period.

        Equitable Casualty Insurance Company ("Casualty"), an indirect wholly owned subsidiary of Equitable Life, is party to an arbitration proceeding that commenced in August 1995. The proceeding relates to a dispute among Casualty, Houston General Insurance Company ("Houston
        General") and GEICO General Insurance Company ("GEICO General") regarding the interpretation of a reinsurance agreement. The arbitration panel issued a final award in favor of Casualty and GEICO General on June 17, 1996. Casualty and GEICO General moved in the pending Texas state court action, with Houston General's consent, for an order confirming the arbitration award and entering judgment dismissing the action. The motion was granted on January 29, 1997. The parties have also stipulated to the dismissal without prejudice of a related Texas Federal court action brought by Houston General against GEICO General and Equitable Life. In connection with confirmation of the arbitration award, Houston General paid to Casualty approximately $839,600 in settlement of certain reimbursement claims by Casualty against Houston General.

        On July 25, 1995, a Consolidated and Supplemental Class Action Complaint ("Complaint") was filed against the Alliance North American Government Income Trust, Inc. (the "Fund"), Alliance and certain other defendants affiliated with Alliance, including the Holding Company, alleging violations of Federal securities laws, fraud and breach of fiduciary duty in connection with the Fund's investments in Mexican and Argentine securities. The Complaint, which seeks certification of a plaintiff class of persons who purchased or owned Class A, B or C shares of the Fund from March 27, 1992 through December 23, 1994, seeks an unspecified amount of damages, costs, attorneys' fees and punitive damages. The principal allegations of the Complaint are that the Fund purchased debt securities issued by the Mexican and Argentine governments in amounts that were not permitted by the Fund's investment objective, and that there was no shareholder vote to change the investment objective to permit purchases in such amounts. The Complaint further alleges that the decline in the value of the Mexican and Argentine securities held by the Fund caused the Fund's net asset value to decline to the detriment of the Fund's shareholders. On September 26, 1996, the United States District Court for the Southern District of New York granted the defendants' motion to dismiss all counts of the complaint. On October 11, 1996, plaintiffs filed a motion for reconsideration of the court's decision granting defendants' motion to dismiss the Complaint. On November 25, 1996, the court denied plaintiffs' motion for reconsideration. On October 29, 1996, plaintiffs filed a motion for leave to file an amended complaint. The principal allegations of the proposed amended complaint are that the Fund did not properly disclose that it planned to invest in mortgage-backed derivative securities and that two advertisements used by the Fund misrepresented the risks of investing in the Fund. Plaintiffs also reiterated allegations in the Complaint that the Fund failed to hedge against the risks of investing in foreign securities despite representations that it would do so. Alliance believes that the allegations in the Complaint are without merit and intends to vigorously defend against these claims. While the ultimate outcome of this matter cannot be determined at this time, management of Alliance does not expect that it will have a material adverse effect on Alliance's results of operations or financial condition.

        On January 26, 1996, a purported purchaser of certain notes and warrants to purchase shares of common stock of Rickel Home Centers, Inc. ("Rickel") filed a class action complaint against Donaldson, Lufkin & Jenrette Securities Corporation ("DLJSC") and certain other defendants for unspecified compensatory and punitive damages in the United States District Court for the Southern District of New York. The suit was brought on behalf of the purchasers of 126,457 units consisting of $126,457,000 aggregate principal amount of 13 1/2% senior notes due 2001 and 126,457 warrants to purchase shares of common stock of Rickel issued by Rickel in October 1994. The complaint alleges violations of Federal securities laws and common law fraud against DLJSC, as the underwriter of the units and as an owner of 7.3% of the common stock of Rickel, Eos Partners, L.P., and General Electric Capital Corporation, each as owners of 44.2% of the common stock of Rickel, and members of the Board of Directors of Rickel, including a DLJSC Managing Director. The complaint seeks to hold DLJSC liable for alleged misstatements and omissions contained in the prospectus and registration statement filed in connection with the offering of the units, alleging that the defendants knew of financial losses and a decline in value of Rickel in the months prior to the offering and did not disclose such information. The complaint also alleges that Rickel failed to pay its semi-annual interest payment due on the units on December 15, 1995 and that Rickel filed a voluntary petition for reorganization pursuant to Chapter 11 of the United States Bankruptcy Code on January 10, 1996. DLJSC intends to defend itself vigorously against all of the allegations contained in the complaint. Although there can be no assurance, DLJ does not believe the outcome of this litigation will have a material adverse effect on its financial condition. Due to the early stage of this litigation, based on the information currently available to it, DLJ's management cannot make an estimate of loss, if any, or predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        In October 1995, DLJSC was named as a defendant in a purported class action filed in a Texas State Court on behalf of the holders of $550.0 million principal amount of subordinated redeemable discount debentures of National Gypsum Corporation ("NGC") canceled in connection with a Chapter 11 plan of reorganization for NGC consummated in July 1993. The named plaintiff in the State Court action also filed an adversary proceeding in the Bankruptcy Court for the Northern District of Texas seeking a declaratory judgment that the confirmed NGC plan of reorganization does not bar the class action claims. Subsequent to the consummation of NGC's plan of reorganization, NGC's shares traded for values substantially in excess of, and in 1995 NGC was acquired for a value substantially in excess of, the values upon which NGC's plan of reorganization was based. The two actions arise out of DLJSC's activities as financial advisor to NGC in the course of NGC's Chapter 11 reorganization proceedings. The class action complaint alleges that the plan of reorganization submitted by NGC was based upon projections by NGC and DLJSC which intentionally understated forecasts, and provided misleading and incorrect information in order to hide NGC's true value and that defendants breached their fiduciary duties by, among other things, providing false, misleading or incomplete information to deliberately understate the value of NGC. The class action complaint seeks compensatory and punitive damages purportedly sustained by the class. The Texas State Court action, which had been removed to the Bankruptcy Court, has been remanded back to the state court, which remand is being opposed by DLJSC. DLJSC intends to defend itself vigorously against all of the allegations contained in the complaint. Although there can be no assurance, DLJ does not believe that the ultimate outcome of this litigation will have a material adverse effect on its financial condition. Due to the early stage of such litigation, based upon the information currently available to it, DLJ's management cannot make an estimate of loss, if any, or predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        In November and December 1995, DLJSC, along with various other parties, was named as a defendant in a number of purported class actions filed in the U.S. District Court for the Eastern District of Louisiana. The complaints allege violations of the Federal securities laws arising out of a public offering in 1994 of $435.0 million of first mortgage notes of Harrah's Jazz Company and Harrah's Jazz Finance Corp. The complaints seek to hold DLJSC liable for various alleged misstatements and omissions contained in the prospectus dated November 9, 1994. DLJSC intends to defend itself vigorously against all of the allegations contained in the complaints. Although there can be no assurance, DLJ does not believe that the ultimate outcome of this litigation will have a material adverse effect on its financial condition. Due to the early stage of this litigation, based upon the information currently available to it, DLJ's management cannot make an estimate of loss, if any, or predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        In addition to the matters described above, Equitable Life and its subsidiaries and DLJ and its subsidiaries are involved in various legal actions and proceedings in connection with their businesses. Some of the actions and proceedings have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations.

15)     LEASES

        The Company has entered into operating leases for office space and certain other assets, principally data processing equipment and office furniture and equipment. Future minimum payments under noncancelable leases for 1997 and the succeeding four years are $113.7 million, $110.6 million, $100.3 million, $72.3 million, $59.3 million and $427.3 million thereafter. Minimum future sublease rental income on these noncancelable leases for 1997 and the succeeding four years are $9.8 million, $6.0 million, $4.5 million, $2.4 million, $.8 million and $.1 million thereafter.

        At December 31, 1996, the minimum future rental income on noncancelable operating leases for wholly owned investments in real estate for 1997 and the succeeding four years are $263.0 million, $242.1 million, $219.8 million, $194.3 million, $174.6 million and $847.1 million thereafter.

16)     OTHER OPERATING COSTS AND EXPENSES

        Other operating costs and expenses consisted of the following:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Compensation costs.................................  $       647.3       $      595.9       $      687.5
        Commissions........................................          329.5              314.3              313.0
        Short-term debt interest expense...................            8.0               11.4               19.0
        Long-term debt interest expense....................          137.3              108.1               98.3
        Amortization of policy acquisition costs...........          405.2              317.8              313.4
        Capitalization of policy acquisition costs.........         (391.9)            (391.0)            (410.9)
        Rent expense, net of sub-lease income..............          113.7              109.3              116.0
        Other..............................................          798.9              710.0              721.4
                                                            -----------------   ----------------   -----------------
        Total..............................................  $     2,048.0       $    1,775.8       $    1,857.7
                                                            =================   ================   =================

        During 1996, 1995 and 1994, the Company restructured certain operations in connection with cost reduction programs and recorded pre-tax provisions of $24.4 million, $32.0 million and $20.4 million, respectively. The amounts paid during 1996, associated with cost reduction programs, totaled $17.7 million. At December 31, 1996, the liabilities associated with cost reduction programs amounted to $44.5 million. The 1996 cost reduction program included restructuring costs related to the consolidation of insurance operations' service centers. The 1995 cost reduction program included relocation expenses, including the accelerated amortization of building improvements associated with the relocation of the home office. The 1994 cost reduction program included costs associated with the termination of operating leases and employee severance benefits in connection with the consolidation of 16 insurance agencies. Amortization of DAC included $145.0 million writeoff of DAC related to DI contracts in the fourth quarter of 1996.

17)     INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

        Equitable Life is restricted as to the amounts it may pay as dividends to the Holding Company. Under the New York Insurance Law, the Superintendent has broad discretion to determine whether the financia1 condition of a stock life insurance company would support the payment of dividends to its shareholders. For 1996, 1995 and 1994, statutory net
        (loss) earnings totaled $(351.1) million, $(352.4) million and $67.5 million, respectively. No amounts are expected to be available for dividends from Equitable Life to the Holding Company in 1997.

        At December 31, 1996, the Insurance Group, in accordance with various government and state regulations, had $21.9 million of securities deposited with such government or state agencies.

        Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from GAAP. The New York Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under the New York Insurance Law, and for determining whether its financial condition warrants the payment of a dividend to its stockholders. No consideration is given by the Department to financial statements prepared in accordance with GAAP in making such determinations. The following reconciles the Company's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by the Department with net earnings and equity on a GAAP basis.

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Net change in statutory surplus and capital stock..  $        56.0       $       78.1       $      292.4
        Change in asset valuation reserves.................          (48.4)             365.7             (285.2)
                                                            -----------------   ----------------   -----------------
        Net change in statutory surplus, capital stock
          and asset valuation reserves.....................            7.6              443.8                7.2
        Adjustments:
          Future policy benefits and policyholders'
            account balances...............................         (298.5)             (66.0)              (5.3)
          DAC..............................................          (13.3)              73.2               97.5
          Deferred Federal income taxes....................          108.0             (158.1)             (58.7)
          Valuation of investments.........................          289.8              189.1               45.2
          Valuation of investment subsidiary...............         (117.7)            (188.6)             396.6
          Limited risk reinsurance.........................           92.5              416.9               74.9
          Contribution from the Holding Company............            -                  -               (300.0)
          Issuance of surplus notes........................            -               (538.9)               -
          Postretirement benefits..........................           28.9              (26.7)              17.1
          Other, net.......................................           12.4              115.1              (44.0)
          GAAP adjustments of Closed Block.................           (9.8)              15.7               (9.5)
          GAAP adjustments of discontinued GIC
            Segment........................................          (89.6)              37.3               42.8
                                                            -----------------   ----------------   -----------------
        Net Earnings of the Insurance Group................  $        10.3       $      312.8       $      263.8
                                                            =================   ================   =================

                                                                                 DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Statutory surplus and capital stock................  $     2,258.9       $    2,202.9       $    2,124.8
        Asset valuation reserves...........................        1,297.5            1,345.9              980.2
                                                            -----------------   ----------------   -----------------
        Statutory surplus, capital stock and asset
          valuation reserves...............................        3,556.4            3,548.8            3,105.0
        Adjustments:
          Future policy benefits and policyholders'
            account balances...............................       (1,305.0)          (1,006.5)            (940.5)
          DAC..............................................        3,104.9            3,075.8            3,219.4
          Deferred Federal income taxes....................         (306.1)            (452.0)             (29.4)
          Valuation of investments.........................          286.8              417.7             (794.1)
          Valuation of investment subsidiary...............         (782.8)            (665.1)            (476.5)
          Limited risk reinsurance.........................         (336.5)            (429.0)            (845.9)
          Issuance of surplus notes........................         (539.0)            (538.9)               -
          Postretirement benefits..........................         (314.4)            (343.3)            (316.6)
          Other, net.......................................          126.3                4.4              (79.2)
          GAAP adjustments of Closed Block.................          783.7              830.8              740.4
          GAAP adjustments of discontinued GIC
            Segment........................................         (190.3)            (184.6)            (221.9)
                                                            -----------------   ----------------   -----------------
        Equity of the Insurance Group......................  $     4,084.0       $    4,258.1       $    3,360.7
                                                            =================   ================   =================

18)     BUSINESS SEGMENT INFORMATION

        The Company has two major business segments: Insurance Operations and Investment Services. Interest expense related to debt not specific to either business segment is presented as Corporate interest expense. Information for all periods is presented on a comparable basis.

        The Insurance Operations segment offers a variety of traditional, variable and interest-sensitive life insurance products, disability income, annuity products, mutual fund and other investment products to individuals and small groups and administers traditional participating group annuity contracts with conversion features, generally for corporate qualified pension plans, and association plans which provide full service retirement programs for individuals affiliated with professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

        The Investment Services segment provides investment fund management, primarily to institutional clients. This segment includes the Company's equity interest in DLJ and Separate Accounts which provide various investment options for group clients through pooled or single group accounts.

        Intersegment investment advisory and other fees of approximately $127.5 million, $124.1 million and $135.3 million for 1996, 1995 and 1994, respectively, are included in total revenues of the Investment Services segment. These fees, excluding amounts related to the discontinued GIC Segment of $15.7 million, $14.7 million and $27.4 million for 1996, 1995 and 1994, respectively, are eliminated in consolidation.

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Revenues
        Insurance operations...............................  $     3,742.9       $    3,614.6       $    3,507.4
        Investment services................................        1,126.1              949.1              935.2
        Consolidation/elimination..........................          (24.5)             (34.9)             (27.2)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $     4,844.5       $    4,528.8       $    4,415.4
                                                            =================   ================   =================
        Earnings (loss) from continuing  operations
          before Federal income taxes, minority interest
          and cumulative effect of accounting change
        Insurance operations...............................  $       (36.6)      $      303.1       $      327.5
        Investment services................................          311.9              224.0              227.9
        Consolidation/elimination..........................             .2               (3.1)                .3
                                                            -----------------   ----------------   -----------------
              Subtotal.....................................          275.5              524.0              555.7
        Corporate interest expense.........................          (66.9)             (27.9)            (114.2)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       208.6       $      496.1       $      441.5
                                                            =================   ================   =================

                                                   DECEMBER 31,
                                        ------------------------------------
                                             1996                1995
                                        ----------------   -----------------
                                                   (IN MILLIONS)

        Assets
        Insurance operations...........  $    60,464.9      $    56,720.5
        Investment services............       13,542.5           12,842.9
        Consolidation/elimination......         (399.6)            (354.4)
                                        ----------------   -----------------
        Total..........................  $    73,607.8      $    69,209.0
                                        ================   =================

19)     QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

        The quarterly results of operations for 1996 and 1995, are summarized below:

                                                                      THREE MONTHS ENDED
                                       ------------------------------------------------------------------------------
                                           MARCH 31           JUNE 30           SEPTEMBER 30          DECEMBER 31
                                       -----------------  -----------------   ------------------   ------------------
                                                                        (IN MILLIONS)
        1996
        ----
        Total Revenues................  $     1,169.7      $     1,193.6       $    1,193.6         $    1,287.6
                                       =================  =================   ==================   ==================
        Earnings (Loss) from
          Continuing Operations
          before Cumulative Effect
          of Accounting Change........  $        94.8      $        87.1       $       93.2         $     (157.9)
                                       =================  =================   ==================   ==================
        Net Earnings (Loss)...........  $        71.7      $        87.1       $       93.2         $     (241.7)
                                       =================  =================   ==================   ==================
        1995
        ----
        Total Revenues................  $     1,079.1      $     1,164.0       $    1,138.8         $    1,146.9
                                       =================  =================   ==================   ==================
        Net Earnings..................  $        66.3      $       101.7       $      100.2         $       44.6
                                       =================  =================   ==================   ==================

        The quarterly results of operations for 1996 and 1995 have been restated to reflect the Company's accounting change adopted in the fourth quarter of 1996 for long-duration participating life contracts in accordance with the provisions prescribed by SFAS No. 120. Net earnings for the three months ended December 31, 1996 includes a charge of $339.3 million related to writeoffs of DAC on DI contracts of $94.3 million, reserve strengthening on DI business of $113.7 million, pension par of $47.5 million and the discontinued GIC Segment of $83.8 million.

20)     INVESTMENT IN DLJ

        On December 15, 1993, the Company sold a 61% interest in DLJ to the Holding Company for $800.0 million in cash and securities. The excess of the proceeds over the book value in DLJ at the date of sale of $340.2 million has been reflected as a capital contribution. In 1995, DLJ completed the initial public offering ("IPO") of 10.58 million shares of its common stock, which included 7.28 million of the Holding Company's shares in DLJ, priced at $27 per share. Concurrent with the IPO, the Company contributed equity securities to DLJ having a market value of $21.2 million. Upon completion of the IPO, the Company's ownership percentage was reduced to 36.1%. The Company's ownership interest will be further reduced upon the issuance of common stock after the vesting of forfeitable restricted stock units acquired by and/or the exercise of options granted to certain DLJ employees. DLJ restricted stock units represents forfeitable rights to receive approximately 5.2 million shares of DLJ common stock through February 2000.

        The results of operations of DLJ are accounted for on the equity basis and are included in commissions, fees and other income in the consolidated statements of earnings. The Company's carrying value of DLJ is included in investment in and loans to affiliates in the consolidated balance sheets.

        Summarized balance sheets information for DLJ, reconciled to the Company's carrying value of DLJ, are as follows:

                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     1996                1995
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)
        Assets:
        Trading account securities, at market value............................  $   15,728.1       $   10,821.3
        Securities purchased under resale agreements...........................      20,598.7           18,748.2
        Broker-dealer related receivables......................................      16,525.9           13,023.7
        Other assets...........................................................       2,651.0            1,983.3
                                                                                ----------------   -----------------
        Total Assets...........................................................  $   55,503.7       $   44,576.5
                                                                                ================   =================
        Liabilities:
        Securities sold under repurchase agreements............................  $   29,378.3       $   26,744.8
        Broker-dealer related payables.........................................      19,409.7           12,915.5
        Short-term and long-term debt..........................................       2,704.5            1,742.0
        Other liabilities......................................................       2,164.0            1,750.5
                                                                                ----------------   -----------------
        Total liabilities......................................................      53,656.5           43,152.8
        Cumulative exchangeable preferred stock................................           -                225.0
        DLJ's company-obligated mandatorily redeemed preferred
          securities of subsidiary trust holding solely debentures of DLJ......         200.0                -
        Total shareholders' equity.............................................       1,647.2            1,198.7
                                                                                ----------------   -----------------
        Total Liabilities, Cumulative Exchangeable Preferred Stock and
          Shareholders' Equity.................................................  $   55,503.7       $   44,576.5
                                                                                ================   =================
        DLJ's equity as reported...............................................  $    1,647.2       $    1,198.7
        Unamortized cost in excess of net assets acquired in 1985
          and other adjustments................................................          23.9               40.5
        The Holding Company's equity ownership in DLJ..........................        (590.2)            (499.0)
        Minority interest in DLJ...............................................        (588.6)            (324.3)
                                                                                ----------------   -----------------
        The Company's Carrying Value of DLJ....................................  $      492.3       $      415.9
                                                                                ================   =================

        Summarized statements of earnings information for DLJ reconciled to the Company's equity in earnings of DLJ is as follows:

                                                                                     1996                1995
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)
        Commission, fees and other income......................................  $    1,818.2       $    1,325.9
        Net investment income..................................................       1,074.2              904.1
        Dealer, trading and investment gains, net..............................         598.4              528.6
                                                                                ----------------   -----------------
        Total revenues.........................................................       3,490.8            2,758.6
        Total expenses including income taxes..................................       3,199.5            2,579.5
                                                                                ----------------   -----------------
        Net earnings...........................................................         291.3              179.1
        Dividends on preferred stock...........................................          18.7               19.9
                                                                                ----------------   -----------------
        Earnings Applicable to Common Shares...................................  $      272.6       $      159.2
                                                                                ================   =================
        DLJ's earnings applicable to common shares as reported.................  $      272.6       $      159.2
        Amortization of cost in excess of net assets acquired in 1985..........          (3.1)              (3.9)
        The Holding Company's equity in DLJ's earnings.........................        (107.8)             (90.4)
        Minority interest in DLJ...............................................         (73.4)              (6.5)
                                                                                ----------------   -----------------
        The Company's Equity in DLJ's Earnings.................................  $       88.3       $       58.4
                                                                                ================   =================

21)     ACCOUNTING FOR STOCK-BASED COMPENSATION

        The Holding Company sponsors a stock option plan for employees of Equitable Life. DLJ and Alliance each sponsor their own stock option plans for certain employees. The Company elected to continue to account for stock-based compensation using the intrinsic value method prescribed in APB Opinion No. 25. Had compensation expense of the Company's stock option incentive plans for options granted after December 31, 1994 been determined based on the estimated fair value at the grant dates for awards under those plans, the Company's pro forma net earnings for 1996 and 1995 would have been as follows:

                                    1996              1995
                               ---------------   ---------------
                                        (IN MILLIONS)
        Net Earnings
          As Reported.........  $       10.3      $     312.8
          Pro Forma...........  $        3.2      $     311.3

        The fair value of options and units granted after December 31, 1994, used as a basis for the above pro forma disclosures, was estimated as of the date of grants using Black-Scholes option pricing models. The option and unit pricing assumptions for 1996 and 1995 are as follows:

                                      HOLDING COMPANY                    DLJ                        ALLIANCE
                                  -------------------------   --------------------------  -----------------------------
                                     1996          1995          1996          1995           1996            1995
                                  -----------   -----------   -----------   ------------  -------------   -------------
        Dividend yield...........     0.80%         0.96%         1.54%         1.85%         8.0%            8.0%
        Expected volatility......    20.00%        20.00%        25.00%        25.00%        23.00%          23.00%
        Risk-free interest rate..     5.92%         6.83%         6.07%         5.86%         5.80%           6.00%

        Expected Life............  5 YEARS       5 years       5 YEARS        5 years      7.43 YEARS      7.43 years
        Weighted fair value
          per option granted.....    $6.94         $5.90         $9.35          -            $2.69           $2.24

        A summary of the Holding Company and DLJ stock option plans and Alliance's Unit option plans are as follows:

                                          HOLDING COMPANY                       DLJ                           ALLIANCE
                                    -----------------------------   -----------------------------   -----------------------------
                                                      Options                         Options                         Options
                                                    Outstanding                     Outstanding                     Outstanding
                                                      Weighted                        Weighted                        Weighted
                                                      Average                         Average                         Average
                                      Shares         Exercise          Shares        Exercise           Units         Exercise
                                    (In Millions)      Price        (In Millions)     Price         (In Millions)      Price
                                    -------------   -------------   -------------   -------------   -------------   -------------
        Balance as of
          January 1, 1994........         6.1                             -                               3.2
          Granted................          .7                             -                               1.2
          Exercised..............         -                               -                               (.5)
          Forfeited..............         -                               -                               (.1)
                                    -------------                   -------------                   -------------
        Balance as of
          December 31, 1994......         6.8                             -                               3.8
          Granted................          .4                             9.2                             1.8
          Exercised..............         (.1)                            -                               (.5)
          Expired................         (.1)                            -                               -
          Forfeited..............         (.3)                            -                               (.3)
                                    -------------                   -------------                   -------------
        Balance as of
          December 31, 1995......         6.7           $20.27            9.2          $27.00             4.8           $17.72
          Granted................          .7           $24.94            2.1          $32.54              .7           $25.12
          Exercised..............         (.1)          $19.91            -              -                (.4)          $13.64
          Expired................         (.6)          $20.21            -              -                -               -
          Forfeited..............         -               -               (.2)         $27.00             (.1)          $19.32
                                    -------------                   -------------                   -------------
        Balance as of
          December 31, 1996......         6.7           $20.79           11.1          $28.06             5.0           $19.07
                                    =============   =============   =============   =============   =============   =============

        Information with respect to stock and unit options outstanding and exercisable at December 31, 1996 is as follows:

                                      Options Outstanding                                          Options Exercisable
        -------------------------------------------------------------------------------    --------------------------------------
                                                       Weighted
                                                        Average           Weighted                                 Weighted
              Range of               Number            Remaining           Average               Number             Average
              Exercise            Outstanding         Contractual         Exercise            Exercisable           Exercise
               Prices            (In Millions)        Life (Years)          Price            (In Millions)           Price
        ---------------------   -----------------   ---------------   -----------------    -------------------   ----------------
               Holding
               Company
        ---------------------
        $18.125-$27.75                 6.7                 7.00             $20.79                3.4                $20.18
                                =================   ===============   =================    ===================   ================

                 DLJ
        ---------------------
        $27.00-$33.50                 11.1                 9.00             $28.06                -                    -
                                =================   ===============   =================    ===================   ================

              Alliance
        ---------------------
        $ 6.0625-$15.9375              1.3                 4.76             $12.97                1.2                $12.58
        $16.3125-$19.75                1.1                 8.19             $19.13                 .2                $18.69
        $19.875 -$19.875               1.0                 7.36             $19.88                 .4                $19.88
        $20.75  -$24.375                .9                 8.46             $22.05                 .3                $21.84
        $24.375 -$25.125                .7                 9.96             $25.13                -                    -
                                -----------------                                          -------------------
        $ 6.0625-$25.125               5.0                 7.43             $19.07                2.1                $15.84
                                =================   ===============   =================    ===================   ================

                                                                      APPENDIX A
MANAGEMENT

Here is a list of our directors and, to the extent they are responsible for variable life insurance operations, our principal officers and a brief statement of their business experience for the past five years. Unless otherwise noted, their address is 1290 Avenue of the Americas, New York, New York 10104.

--------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL                BUSINESS EXPERIENCE
BUSINESS ADDRESS                  WITHIN PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------------
DIRECTORS
--------------------------------------------------------------------------------------------------------------------------------
Claude Bebear                     Director  of  Equitable  since  July  1991.  Chairman  of  the  Board of the  Holding  Company
AXA-UAP                           (February  1996 - present) and a Director of other  affiliates of  Equitable.  Chairman of the
23, Avenue Matignon               Executive Board of AXA-UAP  ("AXA-UAP")  since January 1997.  Prior thereto,  he was  Chairman
75008 Paris, France               and  Chief  Executive  Officer  of AXA S.A.  Chief  Executive  Officer  of the  AXA-UAP  Group
                                  (formerly known as the AXA Group) since 1974 and Chairman or Director of numerous subsidiaries and affiliated companies of the AXA-UAP Group.
--------------------------------------------------------------------------------------------------------------------------------
Christopher J. Brocksom           Director  of  Equitable  since  July 1992.  Chief  Executive  Officer,  AXA Equity & Law  Life
AXA Equity & Law                  Assurance  Society PLC ("AXA Equity & Law") and various  directorships  and  officerships with
Elbury 9                          AXA Equity & Law affiliated companies.
Weedon Lane
Buckinghamshire HP 6505
England
--------------------------------------------------------------------------------------------------------------------------------
Francoise Colloc'h                Director of Equitable  since July 1992.  Senior  Executive Vice President Human  Resources and
AXA-UAP                           Communications of AXA-UAP, and various positions with AXA-UAP affiliated  companies.  Director
23, Avenue Matignon               of the Holding Company.
75008 Paris, France
--------------------------------------------------------------------------------------------------------------------------------
Henri de Castries                 Director  of  Equitable  since  September  1993.  Vice  Chairman  of the Board  of the Holding
AXA-UAP                           Company since February 1996.  Senior  Executive  Vice President  Financial  Services and  Life
23, Avenue Matignon               Insurance  Activities of AXA-UAP since 1996. Also Director or Officer of various  subsidiaries
75008 Paris, France               and affiliates of the AXA-UAP Group.  Director of the Holding  Company and of other  Equitable affiliates.  Previously held other officerships with the AXA Group.
--------------------------------------------------------------------------------------------------------------------------------
Joseph L. Dionne                  Director  of  Equitable  since  May 1982.  Chairman  (since  April  1988) and Chief  Executive
The McGraw-Hill Companies         Officer (since April 1983) of The  McGraw-Hill Companies.  Director  of  the Holding  Company.
1221 Avenue of the Americas
New York, NY 10020
--------------------------------------------------------------------------------------------------------------------------------
William T. Esrey                  Director of  Equitable  since July 1986.  Chairman  (since  April  1990) and  Chief  Executive
Sprint Corporation                Officer (since 1985) of Sprint Corporation.  Director of the Holding Company.
P.O. Box 11315
Kansas City, MO 64112
--------------------------------------------------------------------------------------------------------------------------------
Jean-Rene Fourtou                 Director of Equitable since July 1992.  Chairman  and Chief Executive  Officer,  Rhone-Poulenc
Rhone-Poulenc S.A.                S.A.  since  1986.  Member of the  Supervisory  Board of  AXA-UAP.  Director  of  the  Holding
25, Quai Paul Doumer              Company.
92408 Courbevoie Cedex
France
--------------------------------------------------------------------------------------------------------------------------------
Norman C. Francis                 Director of Equitable since March 1989.  President, Xavier University of Louisiana.
Xavier University of Louisiana
7325 Palmetto Street
New Orleans, LA  70125
--------------------------------------------------------------------------------------------------------------------------------
Donald J. Greene                  Director of Equitable since July 1991.  Partner,  LeBoeuf,  Lamb, Greene & MacRae since  1965.
LeBouef, Lamb, Greene & MacRae    Director of the Holding Company.
125 West 55th Street
New York, NY  10019-4513
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL                BUSINESS EXPERIENCE
BUSINESS ADDRESS                  WITHIN PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------------
DIRECTORS (continued)
--------------------------------------------------------------------------------------------------------------------------------
John T. Hartley                   Director of Equitable  since August 1987.  Retired  Chairman and Chief  Executive  Officer  of
Harris Corporation                Harris Corporation (retired since July 1995);  previously held other officerships with  Harris
1025 NASA Boulevard Corporation   Corporation. Director of the Holding Company.
Melbourne, FL  32919
--------------------------------------------------------------------------------------------------------------------------------
John H.F. Haskell, Jr.            Director of Equitable since July 1992.  Managing  Director of Dillon,  Read & Co., Inc.  since
Dillon, Read & Co., Inc.          1975 and member of its Board of Directors. Director of the Holding Company.
535 Madison Avenue
New York, NY  10022
--------------------------------------------------------------------------------------------------------------------------------
Mary R. (Nina) Henderson          Director of Equitable  since December 1996.  President of CPC Specialty  Markets Group of  CPC
CPC Specialty Markets Group       International,  Inc. since 1993. Prior thereto,  President of CPC Specialty Products  and Best
700 Sylvan Avenue                 Foods Exports. Director of the Holding Company.
Englewood Cliffs, NJ 07632
--------------------------------------------------------------------------------------------------------------------------------
W. Edwin Jarmain                  Director of Equitable  since July 1992.  President of Jarmain Group Inc. since 1979;  also  an
Jarmain Group Inc.                Officer  or  Director  of  several  affiliated  companies.   Chairman  and  Director  of   FCA
121 King Street West              International  Ltd.  Director  of various AXA  affiliated  companies.  Previously  held  other
Suite 2525, Box 36                officerships with FCA International. Director of the Holding Company.
Toronto, Ontario M5H 3T9,
Canada
--------------------------------------------------------------------------------------------------------------------------------
G. Donald Johnston, Jr.           Director of Equitable since January 1986. Retired Chairman  and Chief Executive  Officer,  JWT
184-400 Ocean Road                Group, Inc. and J. Walter Thompson Company.
John's Island
Vero Beach, FL  32963
--------------------------------------------------------------------------------------------------------------------------------
Winthrop Knowlton                 Director of Equitable since October 1973.  Chairman of the Board of  Knowlton  Brothers,  Inc.
Knowlton Brothers, Inc.           since May 1989; also President of Knowlton  Associates,  Inc. since  September 1987;  Director
530 Fifth Avenue                  of the Holding Company.
New York, NY  10036
--------------------------------------------------------------------------------------------------------------------------------
Arthur L. Liman                   Director of Equitable  since March 1984.  Partner,  Paul, Weiss,  Rifkind,  Wharton & Garrison
Paul, Weiss, Rifkind,             since 1966. Director of the Holding Company.
Wharton and Garrison
1285 Avenue of the Americas
New York, NY  10019
--------------------------------------------------------------------------------------------------------------------------------
George T. Lowy                    Director of Equitable since July 1992.  Partner, Cravath, Swaine & Moore since 1965.
Cravath, Swaine & Moore
825 Eighth Avenue
New York, NY  10019
--------------------------------------------------------------------------------------------------------------------------------
Didier Pineau-Valencienne         Director  of  Equitable  since  February  1996.  Chairman  and  Chief  Executive   Officer  of
Schneider S.A.                    Schneider  S.A. since 1981 and Chairman or Director of numerous  subsidiaries  and  affiliated
64-70, Avenue Jean-Baptiste       companies of Schneider.  Director of AXA-UAP and the Holding Company.
Clement
92646 Boulogne-Billancourt
Cedex
France
--------------------------------------------------------------------------------------------------------------------------------
George J. Sella, Jr.              Director  of  Equitable  since May 1987.  Retired  Chairman  and  Chief  Executive  Officer of
P.O. Box 397                      American  Cyanamid  Company  (until  April 1993);  previously  held  other  officerships  with
Newton, NJ  07860                 American Cyanamid. Director of the Holding Company.
--------------------------------------------------------------------------------------------------------------------------------
Dave H. Williams                  Director of  Equitable  since March 1991.  Chairman and Chief  Executive  Officer  of Alliance
Alliance Capital Management       since  1977 and  Chairman  or  Director of numerous  subsidiaries  and affiliated companies of
Corporation                       Alliance. Director of the Holding Company.
1345 Avenue of the Americas
New York, NY  10105
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL                BUSINESS EXPERIENCE
BUSINESS ADDRESS                  WITHIN PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------------
OFFICERS and DIRECTORS
--------------------------------------------------------------------------------------------------------------------------------
William  T. McCaffrey             Director,  Senior  Executive  Vice   President  and  Chief   Operating  Officer  of  Equitable
                                  (all since February 1996).  Executive Vice President and Chief  Administrative  Officer (since
                                  February 1994) of the Holding Company.  Director of various  Equitable  affiliated  companies.
                                  Previously held other officerships with Equitable and its affiliates.
--------------------------------------------------------------------------------------------------------------------------------
Joseph J. Melone                  Chairman, Chief Executive Officer and President of Equitable.  Chief Executive Officer  of the
                                  Holding  Company since February 1996 and Director and President of the Holding  Company  since
                                  May 1992. Director of various Equitable and AXA-UAP affiliated companies.
--------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------------
A. Frank Beaz                     Senior Vice President,  Equitable.  Executive Vice President, EQ Financial  Consultants,  Inc.
                                  ("EQF") (since May 1995). Director,  Equitable Realty Assets  Corporation since December 1996.
                                  Previously held other  officerships with Equitable.
--------------------------------------------------------------------------------------------------------------------------------
Leon B. Billis                    Senior Vice President, Equitable. Previously held other officerships with Equitable.
--------------------------------------------------------------------------------------------------------------------------------
Harvey Blitz                      Senior Vice President and Deputy Chief Financial  Officer,  Equitable.  Senior Vice President,
                                  the Holding  Company;  Vice  President and  Director,  EQ Advisors  Trust (EQAT);  Chairman of
                                  Frontier Trust Company and Director of various Equitable affiliated companies. Previously held other officerships with Equitable and its affiliates.
--------------------------------------------------------------------------------------------------------------------------------
Kevin R. Byrne                    Vice President and Treasurer,  Equitable and the Holding Company;  Treasurer,  EquiSource  and
                                  Frontier Trust Company.  Vice President and Treasurer,  Equitable  Casualty Insurance  Company
                                  and EQAT. Previously held other officerships with Equitable and its affiliates.
--------------------------------------------------------------------------------------------------------------------------------
Jerry M. de St. Paer              Executive Vice President,  Equitable.  Senior  Executive Vice President  (since  May 1996) and
                                  Chief  Financial  Officer (since May 1992) of the Holding  Company.  Executive Vice  President
                                  and Chief  Operating  Officer (since  September  1994) of  Equitable  Investment  Corporation.
                                  Director of various Equitable affiliated companies.  Previously held various officerships with
                                  Equitable and its affiliates.
--------------------------------------------------------------------------------------------------------------------------------
Gordon G. Dinsmore                Senior Vice  President,  Equitable.  Executive Vice  President,  EQF.  Vice  President,  EQAT.
                                  Director of other Equitable  affiliated  companies.  Previously held  other  officerships with
                                  Equitable and its affiliates.
--------------------------------------------------------------------------------------------------------------------------------
Alvin H. Fenichel                 Senior Vice President and  Controller,  Equitable and  the Holding  Company.  Previously  held other officerships with Equitable and its affiliates.
--------------------------------------------------------------------------------------------------------------------------------
Paul J. Flora                     Senior Vice President and Auditor,  Equitable.  Vice President  and Auditor,  Holding  Company
                                  (since September 1994). Vice  President/Auditor,  National Westminster  Bank (November 1984 to
                                  June 1993).
--------------------------------------------------------------------------------------------------------------------------------
Robert E. Garber                  Executive Vice President and General Counsel,  Equitable and  the Holding Company.  Previously
                                  held other officerships with Equitable and its affiliates.
--------------------------------------------------------------------------------------------------------------------------------
Donald R. Kaplan                  Vice President and Chief Compliance  Officer,  Equitable.  Previously  held other officerships with Equitable.
--------------------------------------------------------------------------------------------------------------------------------
Michael S. Martin                 Senior Vice President,  Equitable. Chairman and Chief Executive Officer, EQF. Vice  President,
                                  EQAT and HRT. Director,  Equitable  Underwriting and Sales  Agency (Bahamas),  Ltd. (since May
                                  1996) and Colorado (since January 1995).  Previously held  other  officerships  with Equitable and its affiliates.
--------------------------------------------------------------------------------------------------------------------------------
Peter D. Noris                    Executive Vice President and Chief Investment  Officer,  Equitable.  Executive  Vice President
                                  (since May 1995) and Chief Investment  Officer (since July 1995),  Holding  Company.  Trustee,
                                  HRT and  President  and  Trustee,  EQAT.  Director  of Alliance  and  Equitable  Real  Estate.
                                  Executive Vice President EQF. Prior to May 1995, Vice President/Manager,  Insurance  Companies
                                  Investment  Strategies  Group,  Salomon  Brothers,  Inc. Prior to November 1992,  with  Morgan
                                  Stanley & Co., Inc., as Principal, Fixed Income Insurance Group.
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL                BUSINESS EXPERIENCE
BUSINESS ADDRESS                  WITHIN PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS (continued)
--------------------------------------------------------------------------------------------------------------------------------
Anthony C. Pasquale               Senior Vice President,  Equitable. Director of Equitable Agri-Business,  Inc. Previously  held other officerships with Equitable and its affiliates.
--------------------------------------------------------------------------------------------------------------------------------
Michael J. Rich                   Senior Vice  President,  Equitable.  Prior to October 1994,  Vice President  of  Underwriting,
                                  John Hancock Mutual Life Insurance Co.
--------------------------------------------------------------------------------------------------------------------------------
Pauline Sherman                   Vice President,  Secretary and Associate  General Counsel,  Equitable and the Holding Company,
                                  both since September 1995. Previously held other officerships with Equitable.
--------------------------------------------------------------------------------------------------------------------------------
Samuel B. Shlesinger              Senior  Vice  President  and  Actuary,  Equitable.  Director,  Chairman  and  Chief  Executive
                                  Officer,  The  Equitable  of  Colorado,  Inc.  since  1985.  Vice  President,  HRT  and  EQAT.
                                  Previously held other officerships with Equitable and its affiliates.
--------------------------------------------------------------------------------------------------------------------------------
Jose S. Suquet                    Executive  Vice  President  and Chief Agency  Officer,  Equitable,  since  August 1994.  Prior thereto, with Equitable as Sales/Agency Manager.
--------------------------------------------------------------------------------------------------------------------------------
Stanley B. Tulin                  Senior  Executive Vice President and Chief  Financial  Officer,  Equitable  since  April 1996.
                                  Executive Vice President,  Holding Company.  Vice President,  EQAT. Prior  thereto,  Chairman,
                                  Insurance Consulting and Actuarial Practice, Coopers & Lybrand.
--------------------------------------------------------------------------------------------------------------------------------

                                                                      APPENDIX B

COMMUNICATING PERFORMANCE DATA

         In reports or other communications to policyowners or in advertising material, we may describe general economic and market conditions affecting the Separate Account and the Trust and may compare the performance or ranking of the Separate Account Funds and the Trust's portfolios with (1) that of other insurance company separate accounts or mutual funds included in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or similar investment services that monitor the performance of insurance company separate accounts or mutual funds, (2) other appropriate indices of investment securities and averages for peer universes of funds, or (3) data developed by us derived from such indices or averages. Advertisements or other communications furnished to present or prospective policyowners may also include evaluations of a Separate Account Fund or Trust portfolio by financial publications that are nationally recognized such as Barron's, Morningstar's Variable Annuities / Life, Business Week, Forbes, Fortune, Institutional Investor, Money, Kiplinger's Personal Finance, Financial Planning, Investment Adviser, Investment Management Weekly, Money Management Letter, Investment Dealers Digest, National Underwriter, Pension & Investments, USA Today, Investor's Daily, The New York Times, The Wall Street Journal, the Los Angeles Times and the Chicago Tribune.

Performance data for peer universes of funds with similar investment objectives are compiled by Lipper Analytical Services, Inc. (Lipper) in its Lipper Variable Insurance Products Performance Analysis Service (Lipper Survey) and Morningstar, Inc. in the Morningstar Variable Annuity / Life Report (Morningstar Report).

The Lipper Survey records performance data as reported to it by over 800 funds underlying variable annuity and life insurance products. The Lipper Survey divides these actively managed funds into 25 categories by portfolio objectives. The Lipper Survey contains two different universes, which differ in terms of the types of fees reflected in performance data. The "Separate Account" universe reports performance data net of investment management fees, direct operating expenses and asset-based charges applicable under variable insurance and annuity contracts. The "Mutual Fund" universe reports performance net only of investment management fees and direct operating expenses, and therefore reflects asset-based charges that relate only to the underlying mutual fund.

The Morningstar Report consists of over 700 variable life and annuity funds, all of which report their data net of investment management fees, direct operating expenses and separate account level charges.

LONG-TERM MARKET TRENDS

As a tool for understanding how different investment strategies may affect long-term results, it may be useful to consider the historical returns on different types of assets. The following chart presents historical return trends for various types of securities. The information presented, while not directly related to the performance of the Funds of the Separate Account or the Trust's portfolios, may help to provide a perspective on the potential returns of different asset classes over different periods of time. By combining this information with your knowledge of your own financial needs, you may be able to better determine how you wish to allocate your SP-Flex premiums.

         Historically, the investment performance of common stocks over the long term has generally been superior to that of long or short-term debt securities, although common stocks have been subject to more dramatic changes in value over short periods of time. The Alliance Common Stock Fund of the Separate Account may, therefore, be a desirable selection for policyowners who are willing to accept such risks. Policyowners who have a need to limit short-term risk, may find it preferable to allocate a smaller percentage of their net premiums to those funds that invest primarily in common stock. Any investment in securities, whether equity or debt, involves varying degrees of potential risk, in addition to offering varying degrees of potential reward.

The chart on page B-2 illustrates the average annual compound rates of return over selected time periods between December 31, 1926 and December 31, 1996 for common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds and Treasury Bills. The Consumer Price Index is shown as a measure of inflation for comparison purposes. The average annual returns assume the reinvestment of dividends, capital gains and interest.

The information presented is an historical record of unmanaged groups of securities and is neither an estimate nor a guarantee of future results. In addition, investment management fees and expenses and charges associated with a variable life insurance policy, are not reflected.

         The rates of return illustrated do not represent returns of the Separate Account or the Trust and do not constitute a representation that the performance of the Separate Account Funds or the Trust's portfolios will correspond to rates of return such as those illustrated in the chart. For a comparative illustration of performance results of the portfolios of The Hudson River Trust, see page B-1 of the HRT prospectus.

                                                                AVERAGE ANNUAL RATES OF RETURN

FOR THE
FOLLOWING                                       LONG-TERM        LONG-TERM      INTERMEDIATE-        U.S.           CONSUMER
PERIODS ENDING                  COMMON         GOVERNMENT        CORPORATE       TERM GOV'T        TREASURY           PRICE
12/31/96:                       STOCKS            BONDS            BONDS            BONDS            BILLS            INDEX
--------                        ------            -----            -----            -----            -----            -----
 1 year..................        23.07%           -0.93%            1.40%            2.10%            5.21%            3.58%
 3 years.................        19.66             6.36             6.72             4.19             4.90             2.93
 5 years.................        15.20             8.98             8.52             6.17             4.22             2.89
10 years.................        15.28             9.39             9.48             7.77             5.46             3.70
20 years.................        14.55             9.54             9.71             9.14             7.28             5.15
30 years.................        11.85             7.75             8.24             8.27             6.73             5.39
40 years.................        11.18             6.51             6.99             7.08             5.80             4.47
50 years.................        12.59             5.33             5.76             5.89             4.89             4.08
60 years.................        11.19             5.06             5.38             5.32             4.10             4.13
Since 1926...............        10.71             5.08             5.64             5.21             3.74             3.12
Inflation Adjusted
Since 1926...............         7.36             1.90             2.44             2.02             0.60

----------------------------

*Source:  Ibbotson,  Roger G. and Rex A. Sinquefield,  STOCKS, BONDS, BILLS, AND
 INFLATION (SBBI), 1982, updated in STOCKS, BONDS, BILLS, AND INFLATION 1997 YEARBOOK,(TM) Ibbotson Associates, Inc., Chicago. All rights reserved.

Common Stocks (S&P 500) -- Standard and Poor's Composite Index, an unmanaged weighted index of the stock performance of 500 industrial, transportation, utility and financial companies.

Long-term Government Bonds -- Measured using a one-bond portfolio constructed each year containing a bond with approximately a twenty-year maturity and a reasonably current coupon.

Long-term Corporate Bonds -- For the period 1969 - 1996, represented by the Salomon Brothers Long-Term, High-Grade Corporate Bond Index; for the period 1946
- 1968, the Salomon Brothers' Index was backdated using Salomon Brothers' monthly yield data and a methodology similar to that used by Salomon for 1969 - 1996; for the period 1926 - 1945, the Standard and Poor's monthly High-Grade Corporate Composite yield data were used, assuming a 4 percent coupon and a twenty-year maturity.

Intermediate-term   Government  Bonds  --  Measured  by  a  one-bond   portfolio
constructed each year containing a bond with approximately a five-year maturity.

U.S. Treasury Bills -- Measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the bill having the shortest maturity not less than one month.

Inflation -- Measured by the Consumer Price Index for all Urban Consumers (CPI-U), not seasonally adjusted.

                                      B-2